UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock Commodity Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Macro Themes Fund

BlackRock Short Obligations Fund

BlackRock Ultra-Short Obligations Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2015

Date of reporting period: 07/31/2015

Item 1 – Report to Stockholders

JULY 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Commodity Strategies Fund

▶   BlackRock Global Long/Short Credit Fund

▶   BlackRock Macro Themes Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.
TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	JULY 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended July 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. As U.S. growth picked up considerably in the fourth quarter of 2014, the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite uncertainty as to when the Federal Reserve (the “Fed”) would raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path, although meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse and investors feared the consequences should Greece leave the eurozone. Adding to global worries was a massive correction in Chinese equity prices despite policymakers’ attempts to stabilize the market. As these concerns abated in the later part of July, developed markets rebounded with the help of solid corporate earnings. Emerging markets, however, continued to slide as Chinese equities remained highly volatile and growth estimates for many emerging economies were revised lower. Bond markets moved back into positive territory as softer estimates for global growth and the return of falling commodity prices caused yields to move lower.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2015
	6-month	12-month
U.S large cap equities (S&P 500® Index)	6.55%	11.21%
U.S. small cap equities (Russell 2000® Index)	6.98	12.03
International equities (MSCI Europe, Australasia, Far East Index)	7.19	(0.28)
Emerging market equities (MSCI Emerging Markets Index)	(4.76)	(13.38)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.00	0.01
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(3.64)	5.32
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(1.47)	2.82
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.97)	3.50
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.27	0.37

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2015	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2015, the Fund underperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

•

Commodities and natural resources equities came under pressure during the period. The combination of slower than expected global economic growth and ample commodity supply set the stage for a steep decline in commodity prices during the period. While the plunge in crude oil dominated headlines, the price weakness was widespread across the commodity complex. Industrial metals were particularly weak during the period.

•

The Fund’s metals and mining equity allocation represented the largest drag on relative performance over the period. Sentiment towards mining shares was particularly impacted by soft economic data from China, which consumes roughly half the world’s mined commodities. Chinese data was particularly weak with respect to manufacturing, auto sales and domestic steel demand.

•

The Fund’s energy equity allocation also weighed on relative returns, as the price of Brent crude oil fell roughly 50% over the period. Oil prices came under pressure in mid-2014 as the market moved into oversupply based on a decline in oil demand expectations, an easing of supply disruptions, and continued robust U.S. production growth. Oil prices continued to slide over the 12-month period, and while energy stocks held up better than spot oil prices, they underperformed the broader commodity space.

•

Over the period, approximately 50% of the Fund’s portfolio was fully collateralized, commodity-linked notes tied to commodity indices, using an enhanced index approach. This exposure proved to be a drag on relative performance, with the majority of underperformance occurring in the second half of the 12-month period.

•

The Fund’s exposure to natural resources equities had an overall negative impact on performance versus the benchmark. That said, exposure to agriculture-related stocks aided the Fund’s relative performance, as the sector outperformed underlying commodity prices, in contrast to energy and mining equities. This reflected the ability of certain downstream agricultural sub-sectors, such as grain-handling and livestock, to benefit from high grain supply and falling grain prices.

•

The Fund’s relative performance was also aided by some stock-specific events. For example, positions in agriculture science company Syngenta AG and integrated energy company BG Group PLC were notable contributors on the back of respective bids from Monsanto Co. and Royal Dutch Shell PLC.

Describe recent portfolio activity.

•

During the 12-month period, the Fund sought to maintain generally equal weightings between the equity and derivatives strategies, as well as balanced and broad equity exposure across commodity sectors. The Fund rebalanced its strategy allocations at the end of June 2015. This resulted in a reduction in the Fund’s position in mining stocks and an increase in its allocation to agriculture stocks.

•

The Fund’s exposure to mining stocks was trimmed over the period based on concerns around fundamentals in China and the mining industry’s sensitivity to that economy. Exposure to energy stocks was also reduced on the view that the sector is likely to experience high volatility over the short term as markets await further clarity on variables such as U.S. energy production and geopolitical unrest. Lastly, aggregate exposure to agriculture was increased, predominantly through adding to the Fund’s equity holdings, driven by attractive opportunities in the downstream segment of the industry.

•

The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against the Fund’s exposure to commodity-linked notes. The Fund’s cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

The Fund ended the period with approximately 50% of net assets allocated to the commodity-related equity strategy and 50% allocated to the commodity-linked derivatives strategy (including collateral held against the commodity-linked note exposure). Aggregating both strategies, the Fund was overweight relative to the benchmark index in energy, and underweight in agriculture and livestock, precious metals and industrial metals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS	JULY 31, 2015

Fund Summary as of July 31, 2015	BlackRock Commodity Strategies Fund

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Citigroup, Inc. 1-month LIBOR, 4/18/16*	5%
JPMorgan Chase Bank, N.A. 3-month LIBOR, 9/06/16*	4
Exxon Mobil Corp.	3
UBS AG 3-month LIBOR, 8/24/16*	3
Bank of America Corp. 3-month LIBOR, 1/25/16*	3
Syngenta AG, Registered Shares	2
Morgan Stanley 3-month LIBOR, 4/15/16*	2
Archer-Daniels-Midland Co.	2
Schlumberger Ltd.	2
Chevron Corp.	2

*Represents a commodity-linked note.

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	77%
Commodity-Linked Notes	22
Investment Companies	1

BLACKROCK FUNDS	JULY 31, 2015	5

BlackRock Commodity Strategies Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

[3]

An unmanaged commodity index currently composed of futures contracts on 20 physical commodities, that assumes the futures positions are fully collateralized. Prior to July 1, 2014, the Bloomberg Commodity Index Total ReturnSM was known as the Dow Jones-UBS Commodity Index Total ReturnSM.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2015
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(11.08)%	(29.41)%	N/A	(8.31)%	N/A
Investor A	(11.03)	(29.54)	(33.24)%	(8.47)	(9.75)%
Investor C	(11.43)	(30.08)	(30.78)	(9.18)	(9.18)
Bloomberg Commodity Index Total ReturnSM	(8.97)	(28.23)	N/A	(10.45)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 3, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$889.20	$ 6.00	$1,000.00	$1,018.45	$ 6.41	1.28%
Investor A	$1,000.00	$889.70	$ 7.03	$1,000.00	$1,017.36	$ 7.50	1.50%
Investor C	$1,000.00	$885.70	$10.52	$1,000.00	$1,013.64	$11.23	2.25%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

6	BLACKROCK FUNDS	JULY 31, 2015

Fund Summary as of July 31, 2015	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2015, the Fund’s Institutional Shares outperformed the benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, while the Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

Given the stressed market conditions in late 2014 and the second quarter of 2015, less volatile assets made the most significant positive contributions to Fund returns. In particular, long positions in U.S. and European bank loans and collateralized loan obligations (“CLOs”) led performance, along with long positions in domestic and foreign aircraft-backed debt where price action was muted but the assets provided strong yields.

•

Despite the broader market volatility, long positioning within U.S. high yield bonds was additive, based on the Fund’s higher quality bias, security selection and avoidance of energy issues. Gains from high yield long positions in Europe were more muted, with telecommunications and cable bonds performing best.

•

Another significant contributor was positioning throughout the capital structure in European bank debt. This involved taking profits on senior positions late in 2014 following the announcement by the European Central Bank (“ECB”) of a covered bond buying program, and re-deploying the proceeds into subordinated bonds, which performed well over the period despite more recent struggles in Greece and global credit markets.

•

Finally, absolute return strategies were also positive contributors during the period. These included long positions in convertible bonds and short positions in the corresponding equity, with a focus on airlines, utilities, telecommunications and auto issuers, as well as tactical long positions in select pharmaceutical and technology credits where idiosyncratic or event-based factors were at play.

•	The largest detractors from Fund returns were short positions in European credit indices designed to mitigate some of the risk from our long bond positions in financials and high yield.

•

A small tactical allocation to U.S. energy credits hurt performance early in the period given the decline in energy prices over the second half of 2014. While exposure to investment grade credit at period end was low, long positions in industrials earlier in the period detracted, as heavy supply and investor selling put pressure on the sector.

•

Hedges in the form of equity options designed to protect the portfolio from broad market moves and potential extreme risk events were a small detractor, given relatively strong equity markets during the period.

•

As part of its investment strategy, the Fund uses derivatives to manage duration (sensitivity to interest rate movements) and currency risk. The Fund may also employ credit derivatives in order to express a positive or negative view on a particular issuer or sector, or to manage overall credit risk. During the period, the Fund’s derivative holdings had a net positive impact on performance.

Describe recent portfolio activity.

•

Over the course of the period, the Fund’s regional allocation was shifted to favor European credit. Within Europe, the Fund exited a number of investment grade bond positions including Spanish covered bonds in financials. This capital was redeployed into more attractively valued subordinated debt of European banks and high yield cash bonds. The Fund also transitioned from a net short position in sovereign debt to a long position, primarily via purchases of Spanish and Italian government bonds, and to a lesser extent shorter-rated Greek and Portuguese bonds, based on the view that the ECB’s quantitative easing program would prove supportive of sovereign and higher quality bond markets. While maintaining a core position in European sovereign debt, the Fund reduced exposure selectively on strength as the period progressed.

•

In the United States, the Fund maintained a low net investment percentage in investment grade credit and hedged its long bank preferred positions with short positions in senior and subordinated bank debt. Additionally, while expressing a preference for high yield over investment grade credit, the Fund maintained a hedge against its high yield bond position. The Fund also maintained an allocation to bank loans and CLOs and rotated these exposures, initially reducing the bank loan allocation on fears of a refinancing wave and then shifting back into the sector after the assets cheapened.

•

In absolute return strategies, the Fund implemented a number of event-related trades in industrial credits and continued to utilize relative value trades, convertible bond trading strategies and curve trades across sectors. The Fund also tactically traded long opportunities in the U.S. technology and health care sectors, and employed capital structure trades and outright short positions in several energy credits.

•

The Fund’s cash exposure had no material impact on performance as the Fund may express long and short positions via the credit default swap market, which does not require a cash outlay like that of traditional cash bonds.

Describe portfolio positioning at period end.

•

As of period end, the investment advisor continued to monitor global economic themes, including the Eurozone economic turnaround, which has been ongoing despite weaker economic conditions in emerging markets. The Fund’s positioning reflected a positive view on European credit due to attractive asset prices, the supportive backdrop provided by ECB sovereign bond purchases, and the region’s macroeconomic recovery. In the United States, the Fund is positioned somewhat cautiously with respect to traditional asset classes, given the potential for the recent elevated market volatility to persist. The Fund’s positioning reflects a mix of asset types and hedges to protect the portfolio, along with a focus on individual security selection throughout the credit spectrum.

•

The Fund ended the period with a net long credit position in Europe at 35% of net assets, 21% in the United States, 3% in Asia, and 59% overall given continued strong credit fundamentals and recent spread widening.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK FUNDS	JULY 31, 2015	7

BlackRock Global Long/Short Credit Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2015
				Average Annual Total Returns[5]
				1 Year		Since Inception[6]
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.96%	4.95%	0.77%	0.20%	N/A	3.52%	N/A
Investor A	4.70	4.70	0.67	(0.10)	(4.10)%	3.25	2.16%
Investor C	4.04	4.04	0.29	(0.82)	(1.77)	2.50	2.50
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.00	0.01	N/A	0.06	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on September 30, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[7]	Ending Account Value July 31, 2015	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,007.70	$ 9.36	5.63	$1,000.00	$1,015.47	$ 9.39	$1,019.19	$ 5.66
Investor A	$1,000.00	$1,006.70	$10.20	6.52	$1,000.00	$1,014.63	$10.24	$1,018.30	$ 6.56
Investor C	$1,000.00	$1,002.90	$14.10	10.43	$1,000.00	$1,010.71	$14.16	$1,014.38	$10.49

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.88% for Institutional, 2.05% for Investor A and 2.84% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Institutional, 1.31% for Investor A and 2.10% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

8	BLACKROCK FUNDS	JULY 31, 2015

BlackRock Global Long/Short Credit Fund’s Portfolio Information

	Percent of Total Investments[1]
Geographic Allocation	Long	Short	Total
United States	39%	17%	56%
Italy	7	—	7
Germany	5	—	5
United Kingdom	5	—	5
Spain	4	—	4
Netherlands	4	—	4
Ireland	3	—	3
France	3	—	3
Cayman Islands	2	—	2
Luxembourg	2	—	2
Portugal	1	—	1
Canada	1	1	2
Switzerland	1	—	1
Belgium	—	1	1
Other[2]	3	1	4

Total	80%	20%	100%

[1]	Total investments include the gross market values of long and short positions and exclude short-term securities.

[2]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

Credit Quality Allocation[3]	Percent of Long-Term Investments
AAA/Aaa[4]	7%
AA/Aa	1
A	14
BBB/Baa	25
BB/Ba	26
B	18
CCC/Caa	2
N/R	7

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK FUNDS	JULY 31, 2015	9

Fund Summary as of July 31, 2015	BlackRock Macro Themes Fund

Investment Objective

BlackRock Macro Themes Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the period since inception (December 4, 2014) through July 31, 2015, the Fund’s Institutional Shares outperformed the benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, while the Investor A Shares performed in line with the benchmark and Investor C Shares underperformed the benchmark.

Underlying Fund Strategies

•	Tactical strategies use short-term positions to manage risk and boost returns through temporary asset price dislocations.

•	Thematic strategies use global multi-asset strategies that seek to exploit medium-term macro-economic trends.

•	Cyclical strategies use high conviction positions held for long-term growth.

•	Discretionary volatility strategies are based on fundamental research that benefit from current and expected volatility levels of different asset classes.

•	Systematic volatility strategies utilize algorithms to benefit from current and expected volatility levels of different asset classes.

•

Within the Fund’s positioning, underlying investment strategies are diversified across various asset classes, including equity, fixed income, commodities, foreign exchange, and assets associated with market volatility. However, notwithstanding their categorization for financial reporting purposes, many of the positions held provided exposure to multiple types of underlying strategies.

•

Tactical strategies are utilized for short-term positions, thematic strategies are utilized for medium-term positions, and cyclical strategies are utilized for longer-term positions. Within the Fund’s positioning, underlying investment strategies are diversified across various asset classes, including equity, fixed income, commodities, foreign exchange, and assets associated with market volatility.

What factors influenced performance?

•

The Fund employs a top down approach to asset allocation and seeks to achieve total return by investing in a global portfolio that uses multiple strategies across a variety of asset classes, including equity securities, fixed and floating rate debt securities, and currency, commodity and cash instruments. Asset allocation is expected to be highly dynamic over time so that the Fund can adapt to a range of different market environments. The portfolio will be comprised of strategies that seek to generate growth over multiple time horizons in order to diversify sources of returns.

•

For the period, the largest detractors from performance were related to the Fund’s exposure to Europe, with the euro currency exposure associated with peripheral bonds being the most significant detractor. Exposures to German equities, European oil stocks and the Swiss franc were also significant detractors.

•

Conversely, a position designed to benefit from outperformance by peripheral markets within Europe was the leading positive contributor, while a similar stance with respect to the United Kingdom was also meaningfully additive. Holdings of the Swedish krona also added to returns.

•

The Fund utilizes derivatives to a material degree on a regular basis, including but not limited to, total return, variance, interest rate and credit default swaps, options, futures, options on futures and swaps, indexed and inverse securities and foreign exchange transactions, for hedging purposes, as well as to enhance returns. The Fund’s overall exposure to derivatives modestly increased performance.

•

The Fund had a significant cash allocation in order to cover derivatives positions and foreign exchange positions across different currencies, for both hedging purposes and to enhance returns. The cash balance did not have a material impact on performance.

Describe recent portfolio activity.

•

During the reporting period, the Fund increased overall portfolio risk and sensitivity to equity returns, while reducing duration and corresponding sensitivity to changes in interest rates. Thematic exposures increased at the expense of tactical strategies, while cyclical strategies remained around the same level.

•

Within equities, the Fund increased weightings to Europe, Japan, and North America, and moved from a short position in emerging markets to long exposures in select countries on a relative value basis. From a sector perspective, the Fund increased exposure to domestically oriented cyclical areas such as financials, consumer discretionary and technology, and maintained low exposure to energy and materials.

•

From a fixed income and currency aspect, the Fund significantly reduced U.S. duration and modestly added duration in Europe and select emerging markets. Having maintained a long U.S. dollar bias in the Fund for much of the period, dollar exposure was reduced more recently in favor of tactical opportunities across select G-10 and non G-10 currencies.

•

In terms of alternative asset classes, the Fund added to commodity and volatility strategies during the period. Both discretionary and systematic volatility strategies were incorporated into the portfolio to broaden diversification and lower overall portfolio correlation.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund’s risk was diversified across equity (36%), fixed income (17%), foreign exchange (29%), commodities (2%), and volatility strategies (15%). Geographically, the portfolio is allocated in Europe (36%), North America (23%), Emerging Markets (23%), Global Diversified (12%), Asia ex Japan (4%), and Japan (3%). Overall portfolio risk is at or about neutral, with higher sensitivity to equity markets and lower sensitivity to interest rates than historical levels since inception.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	BLACKROCK FUNDS	JULY 31, 2015

BlackRock Macro Themes Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests in a broad range of global asset classes, such as equity securities, fixed and floating rate debt securities, and currency, commodity and cash instruments.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2015[6]
		Aggregate Total Returns[7]
		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge
Institutional	0.30%	0.23%	N/A
Investor A	0.10	0.00	(5.25)%
Investor C	(0.30)	(0.49)	(1.49)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.00	0.00	N/A
MSCI All Country World Index (ACWI)	5.20	1.88	N/A

[6]

For financial reporting purposes, the market value of a variance swap was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance presented herein are different than the information previously published on July 31, 2015.

[7]

Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on December 4, 2014.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,003.00	$ 5.96	$1,000.00	$1,018.84	$ 6.01	1.20%
Investor A	$1,000.00	$1,001.00	$ 7.19	$1,000.00	$1,017.60	$ 7.25	1.45%
Investor C	$1,000.00	$ 997.00	$10.89	$1,000.00	$1,013.88	$10.99	2.20%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2015	11

BlackRock Macro Themes Fund’s Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Portugal Obrigacoes do Tesouro OT	8%
U.S. Treasury Inflation Indexed Notes	8
Financial Select Sector SPDR Fund	5
Kingdom of Spain	4
Republic of Colombia	3
Republic of Indonesia	3
Buoni Poliennali Del Tesoro	3
Lyxor ETF MSCI India	2
Brazil Notas do Tesouro Nacional, Series B	2
Italy Buoni Poliennali Del Tesoro	2

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	45%
Foreign Government Obligations	31
Investment Companies	10
U.S. Treasury Obligations	8
Common Stocks	3
Foreign Agency Obligations	3

12	BLACKROCK FUNDS	JULY 31, 2015

The Benefits and Risks of Leveraging

BlackRock Global Long/Short Credit Fund may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

BlackRock Global Long/Short Credit Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by BlackRock Global Long/Short Credit Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of BlackRock Global Long/ Short Credit Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, BlackRock Global Long/Short Credit Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to BlackRock Global Long/Short Credit Fund shareholders, and the value of these portfolio holdings is reflected in BlackRock Global Long/Short Credit Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed BlackRock Global Long/Short Credit Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if BlackRock Global Long/Short Credit Fund had not used leverage.

Furthermore, the value of BlackRock Global Long/Short Credit Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence BlackRock Global Long/Short Credit Fund’s NAV positively or negatively in addition to the impact on BlackRock Global Long/Short Credit Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in BlackRock Global Long/Short Credit Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of BlackRock Global Long/ Short Credit Fund’s shares than if BlackRock Global Long/Short Credit Fund were not leveraged. In addition, BlackRock Global Long/Short Credit Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause BlackRock Global Long/Short Credit Fund to incur losses. The use of leverage may limit BlackRock Global Long/Short Credit Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. BlackRock Global Long/Short Credit Fund incurs expenses in connection with the use of leverage, all of which are borne by BlackRock Global Long/Short Credit Fund shareholders and may reduce income.

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% for BlackRock Commodity Strategies Fund and BlackRock Macro Themes Fund and 4.00% for BlackRock Global Long/ Short Credit Fund. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end.

Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

BLACKROCK FUNDS	JULY 31, 2015	13

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2015 or commencement of operations and held through July 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Funds can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments July 31, 2015	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Commodity-Linked Notes	Par (000)	Value
Bank of America Corp. 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multiplied by 3), 1/25/16	$10,000	$5,557,255
Citigroup, Inc. 1-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Curve CompositeSM, multiplied by 3), 4/18/16	13,000	10,682,178
JPMorgan Chase Bank, N.A. 3-month LIBOR (Indexed to the Dow Jones-JM Enhanced Beta Select Alternative Benchmark Total ReturnSM, multiplied by 3), 4/18/16 (a)	5,000	4,030,200
JPMorgan Chase Bank, N.A. 3-month LIBOR (Indexed to the Dow Jones-JM Enhanced Beta Select Alternative Benchmark Total ReturnSM, multiplied by 3), 8/22/16	4,000	3,565,632
JPMorgan Chase Bank, N.A. 3-month LIBOR (Indexed to the Dow Jones-JM Enhanced Beta Select Alternative Benchmark Total ReturnSM, multiplied by 3), 8/29/16 (a)	8,000	8,000,000
Morgan Stanley 3-month LIBOR (Indexed to the Morgan Stanley HDX RADAR MS Dynamic Roll Total ReturnSM, multiplied by 3), 3/14/16 (a)	5,000	3,116,892
Morgan Stanley 3-month LIBOR (Indexed to the Morgan Stanley HDX RADAR MS Dynamic Roll Total ReturnSM, multiplied by 3), 4/15/16 (a)	6,000	5,007,015
UBS AG 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multiplied by 3), 1/19/16	5,000	2,956,723
UBS AG 3-month LIBOR (Indexed to the Bloomberg Commodity Index Total ReturnSM, multiplied by 3), 8/24/16	6,000	5,709,079
Total Commodity-Linked Notes — 13.3%		48,624,974

Common Stocks	Shares
Biotechnology — 0.3%
Genus PLC	44,950	1,011,524
Chemicals — 6.2%
Agrium, Inc.	28,718	2,936,703
Auriga Industries A/S, Class B	7,567	2,539
CF Industries Holdings, Inc.	48,103	2,847,698
Highfield Resources Ltd. (b)	415,163	408,643
Israel Chemicals Ltd.	100,076	692,553
Johnson Matthey PLC	5,260	239,077
Monsanto Co.	26,558	2,705,995
The Mosaic Co.	49,944	2,144,595
Potash Corp. of Saskatchewan, Inc.	135,295	3,677,641
Syngenta AG, Registered Shares	12,237	5,041,287
Umicore SA	16,465	720,775
Yara International ASA	22,875	1,138,127

		22,555,633

Common Stocks	Shares	Value
Energy Equipment & Services — 2.0%
Halliburton Co.	19,600	$819,084
Helmerich & Payne, Inc.	38,900	2,246,086
Schlumberger Ltd.	51,508	4,265,893

		7,331,063
Food & Staples Retailing — 0.6%
The Andersons, Inc.	15,732	586,804
Fyffes PLC	387,069	594,712
Total Produce PLC (b)	610,570	865,020

		2,046,536
Food Products — 7.1%
Adecoagro SA (b)	97,204	840,815
Archer-Daniels-Midland Co.	96,767	4,588,691
Astra Agro Lestari Tbk PT	285,800	423,889
BRF SA — ADR	132,977	2,780,549
Bunge Ltd.	40,030	3,196,395
Darling Ingredients, Inc. (b)	28,593	367,420
First Resources Ltd.	857,500	1,186,342
Glanbia PLC	49,008	1,021,935
GrainCorp Ltd., Class A	51,131	332,971
Hormel Foods Corp.	7,148	423,233
Ingredion, Inc.	25,515	2,250,423
Kernel Holding SA	10,391	120,375
Mead Johnson Nutrition Co.	5,243	463,429
Origin Enterprises PLC (b)	108,629	908,841
Pilgrim’s Pride Corp. (c)	34,836	753,851
Scandi Standard AB	39,599	227,743
Select Harvests Ltd.	69,423	668,793
SunOpta, Inc. (b)	28,593	305,945
Tyson Foods, Inc., Class A	64,004	2,838,577
Wilmar International Ltd.	949,600	2,214,354

		25,914,571
Household Durables — 0.0%
TRI Pointe Homes, Inc. (b)	7,991	118,267
Machinery — 0.4%
Kubota Corp.	85,000	1,453,724
Metals & Mining — 11.4%
Acacia Mining PLC	172,414	645,755
African Rainbow Minerals Ltd.	22,935	126,385
Agnico Eagle Mines Ltd.	98,652	2,182,964
Alamos Gold, Inc. (b)	95,912	311,676
Alumina Ltd.	361,816	391,283
AngloGold Ashanti Ltd. (b)	58,248	354,437
Aurico Metals, Inc. (b)	39,535	15,719
Aurubis AG	2,000	119,646
Barrick Gold Corp.	39,609	280,142
BHP Billiton PLC	144,215	2,648,884

Portfolio Abbreviations
ADR	American Depositary Receipts	DKK	Danish Krone	JPY	Japanese Yen	REIT	Real Estate Investment Trust
AKA	Also Known As	ETF	Exchange Traded Fund	KRW	Korean Won	RUB	Russian Ruble
AUD	Australian Dollar	EUR	Euro	LIBOR	London Interbank Offered Rate	S&P	Standard & Poor’s
BRL	Brazilian Real	EURIBOR	Euro Interbank Offered Rate	LP	Limited Partnership	SEK	Swedish Krona
BUBOR	Budapest Interbank Offer Rate	FKA	Formerly Known As	MXN	Mexican Peso	SGD	Singapore Dollar
CAD	Canadian Dollar	GBP	British Pound	MYR	Malaysian Ringgit	SPDR	Standard & Poor’s
CDO	Collateralized Debt Obligation	GDR	Global Depositary Receipts	NOK	Norwegian Krone		Depositary Receipts
CHF	Swiss Franc	HKD	Hong Kong Dollar	NZD	New Zealand Dollar	TRY	Turkish Lira
CLO	Collateralized Loan Obligation	HUF	Hungarian Forint	OTC	Over-the-counter	TWD	Taiwan Dollar
CLP	Chilean Peso	IDR	Indonesian Rupiah	PIK	Payment-in-kind	USD	U.S. Dollar
CNH	Chinese Yuan	ILS	Israeli Shekel	PLN	Polish Zloty	WOP	Worst of Put
CNY	Chinese Yuan Renmimbi	INR	Indian Rupee	RON	Romanian Leu	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	15

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining (concluded)
Boliden AB	48,072	$887,733
Cameco Corp.	42,993	590,400
Centamin PLC	562,101	485,740
Cia de Minas Buenaventura SA — ADR	9,000	64,080
Detour Gold Corp. (b)	63,194	613,168
Dominion Diamond Corp.	22,952	285,704
Eldorado Gold Corp.	462,497	1,591,342
First Quantum Minerals Ltd.	111,475	890,709
Franco-Nevada Corp.	41,530	1,686,159
Freeport-McMoRan, Inc.	21,180	248,865
Fresnillo PLC	182,878	1,844,583
Glencore PLC	476,964	1,545,413
Gold Fields Ltd. — ADR	194,745	537,496
Goldcorp, Inc.	149,471	1,994,318
HudBay Minerals, Inc.	141,022	908,985
Iluka Resources Ltd.	51,694	296,724
Industrias Penoles SAB de CV	32,152	489,968
Kinross Gold Corp. (b)	167,939	308,180
Lundin Mining Corp. (b)	378,691	1,366,687
MAG Silver Corp. (b)	93,538	665,855
Metals X Ltd.	176,851	145,463
Nevsun Resources Ltd.	116,488	374,087
New Gold, Inc. (b)	247,846	547,674
Newcrest Mining Ltd. (b)	293,791	2,430,154
Newmont Mining Corp.	28,639	491,732
Northern Star Resources Ltd.	263,479	397,207
Nyrstar NV (b)	192,971	566,490
Osisko Gold Royalties Ltd.	35,512	392,360
OZ Minerals Ltd.	88,268	238,861
Petra Diamonds Ltd. (b)	163,094	382,541
Polymetal International PLC	34,778	245,681
Randgold Resources Ltd. — ADR	49,371	2,980,527
Rio Tinto PLC	66,499	2,572,248
Romarco Minerals, Inc. (b)	465,987	185,276
Royal Gold, Inc.	27,428	1,382,920
Silver Wheaton Corp.	79,414	1,039,544
Sirius Resources NL	95,308	205,798
Sociedad Minera Cerro Verde SAA (b)	18,583	371,660
Tahoe Resources, Inc.	69,854	568,296
Teck Resources Ltd., Class B	40,000	294,529
Tmac Resources, Inc. (b)	34,891	146,996
Trevali Mining Corp. (b)	778,074	487,839
Volcan Cia Minera SAA, Class B	959,814	156,650
Western Areas Ltd.	108,445	244,702
Yamana Gold, Inc.	213,032	421,878

		41,650,113
Oil, Gas & Consumable Fuels — 17.8%
Anadarko Petroleum Corp.	52,413	3,896,907
BG Group PLC	184,330	3,136,324
BP PLC	232,500	1,432,134
Cabot Oil & Gas Corp.	62,500	1,635,000
Cairn Energy PLC (b)	367,800	923,443
Canadian Natural Resources Ltd.	27,500	671,178
Chevron Corp.	47,550	4,207,224
China Shenhua Energy Co. Ltd., H Shares	208,500	396,042
Cimarex Energy Co.	25,300	2,634,236
ConocoPhillips	83,550	4,205,907
Devon Energy Corp.	61,100	3,019,562
Enbridge, Inc.	60,400	2,632,874
EnCana Corp.	206,300	1,567,934
EOG Resources, Inc.	31,100	2,400,609
EQT Corp.	17,900	1,375,615
Exxon Mobil Corp.	89,432	7,083,909

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Genel Energy PLC (b)	53,300	$308,014
Green Plains, Inc.	6,495	145,813
Kosmos Energy Ltd. (b)	103,521	745,351
Laredo Petroleum, Inc. (b)(c)	124,900	1,070,393
Marathon Oil Corp.	141,500	2,972,915
Murphy Oil Corp.	23,100	757,449
Noble Energy, Inc.	46,600	1,641,718
Oil Search Ltd.	241,450	1,313,547
Phillips 66	23,569	1,873,735
Pioneer Natural Resources Co.	22,500	2,852,325
Range Resources Corp.	31,150	1,225,441
Royal Dutch Shell PLC, A Shares	136,000	3,898,207
Southwestern Energy Co. (b)	39,600	736,560
Statoil ASA	89,979	1,516,924
Total SA	54,500	2,689,188

		64,966,478
Paper & Forest Products — 0.3%
Canfor Corp. (b)	27,157	493,990
Interfor Corp. (b)	29,305	362,097
Louisiana-Pacific Corp. (b)	20,015	295,021

		1,151,108
Real Estate Investment Trusts (REITs) — 0.3%
Weyerhaeuser Co.	31,465	965,661
Total Common Stocks — 46.4%		169,164,678

Investment Companies
ELEMENTSSM Linked to the Rogers International Commodity Index — Total Return (b)(d)	90,000	493,200
ETFS All Commodities DJ-UBSCISM (b)(d)	53,000	495,815
PowerShares DB Commodity Index Tracking Fund (b)(d)	63,000	990,990
Total Investment Companies — 0.5%		1,980,005

Preferred Stocks
Food Products — 0.2%
Tyson Foods, Inc., 4.75%	10,085	544,086
Total Long-Term Investments (Cost — $261,735,927) — 60.4%		220,313,743

Short-Term Securities
Money Market Funds — 1.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (e)(f)	3,481,404	3,481,404

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (e)(f)(g)	$2,240	2,239,796

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value
U.S. Treasury Bills — 34.0%
Treasury Bill
0.03% - 0.05%, 8/06/15 (h)	$23,000	$22,999,931
0.08%, 9/03/15 (h)	23,000	22,999,402
0.09%, 10/08/15 (h)	23,000	22,997,792
0.04% - 0.05%, 10/29/15 (h)	16,000	15,997,008
0.04%, 11/12/15 (h)	20,000	19,995,800
0.07%, 1/07/16 (h)	19,000	18,990,272

		123,980,205
Total Short-Term Securities (Cost — $129,705,150) — 35.5%		129,701,405

Value
Total Investments (Cost — $391,441,077) — 95.9%	$350,015,148
Other Assets Less Liabilities — 4.1%	14,883,745

Net Assets — 100.0%	$364,898,893

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(e)	During the year ended July 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2014	Net Activity		Shares/Beneficial Interest Held at July 31, 2015	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	12,539,789	(9,058,385)[1]		3,481,404	$ 4,904
BlackRock Liquidity Series, LLC Money Market Series	$ 39,840	$2,199,956	[2]	$2,239,796	$42,341	[3]

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(h)	Rate shown reflects the discount rate at the time of purchase.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain from:
Foreign currency transactions	$90

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$325,423[1]

[1]	Actual amounts for the year are shown due to limited outstanding derivative financial instruments as of each quarter.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	17

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Commodity-Linked Notes	—	$ 29,818,889	$ 18,806,085	$ 48,624,974
Common Stocks:
Biotechnology	$ 1,011,524	—	—	1,011,524
Chemicals	15,035,946	7,519,687	—	22,555,633
Energy Equipment & Services	7,331,063	—	—	7,331,063
Food & Staples Retailing	2,046,536	—	—	2,046,536
Food Products	19,718,169	6,196,402	—	25,914,571
Household Durables	118,267	—	—	118,267
Machinery	—	1,453,724	—	1,453,724
Metals & Mining	25,420,264	16,229,849	—	41,650,113
Oil, Gas & Consumable Fuels	49,352,655	15,613,823	—	64,966,478
Paper & Forest Products	1,151,108	—	—	1,151,108
Real Estate Investment Trusts (REITs)	965,661	—	—	965,661
Investment Companies	1,980,005	—	—	1,980,005
Preferred Stocks	544,086	—	—	544,086
Short-Term Securities:
Money Market Funds	3,481,404	2,239,796	—	5,721,200
U.S. Treasury Bills	—	123,980,205	—	123,980,205
Total	$128,156,688	$203,052,375	$ 18,806,085	$350,015,148

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$ 5,276,802	—	—	$ 5,276,802
Foreign currency at value	19,658	—	—	19,658
Liabilities:
Collateral on securities loaned at value	—	$(2,239,796)	—	(2,239,796)
Total	$ 5,296,460	$(2,239,796)	—	$ 3,056,664

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks:
Chemicals	—	$(385,859)	$ 385,859	—
Food Products	—	(2,805,965)	2,805,965	—
Metals & Mining	—	(16,611,118)	16,611,118	—
Oil, Gas & Consumable Fuels	—	(4,030,699)	4,030,699	—
Total	—	$(23,833,641)	$ 23,833,641	—
[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (concluded)	BlackRock Commodity Strategies Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Commodity-Linked Notes

Assets:
Opening Balance, as of July 31, 2014	$ 29,554,915
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	(14,046,113)
Net change in unrealized appreciation (depreciation)[1,2]	(2,748,830)
Purchases	24,000,000
Sales	(17,953,887)

Closing Balance, as of July 31, 2015	$ 18,806,085

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2015[2]	$ (5,193,915)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	19

Schedule of Investments July 31, 2015	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands — 2.2%
ACAS CLO Ltd., Series 2014-1A, Class C, 3.07%, 7/18/26 (a)(b)	USD	1,795	$1,767,291
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.94%, 4/15/24 (a)(b)		1,000	980,613
ALM VII Ltd., Series 2012-7A, Class C, 4.79%, 10/19/24 (a)(b)		7,360	7,361,168
ALM VIII Ltd.:
Series 2013-8A, Class B, 3.04%, 1/20/26 (a)(b)		1,520	1,502,811
Series 2013-8A, Class D, 4.79%, 1/20/26 (a)(b)		3,355	3,014,462
ALM XIV Ltd.:
Series 2014-14A, Class B, 3.24%, 7/28/26 (a)(b)		2,290	2,288,581
Series 2014-14A, Class C, 3.74%, 7/28/26 (a)(b)		2,625	2,538,021
Apidos CLO XII, Series 2013-12A, Class D, 3.22%, 4/15/25 (a)(b)		1,500	1,421,901
Apidos CLO XVI, Series 2013-16A, Class B, 2.97%, 1/19/25 (a)(b)		1,313	1,312,152
Apidos CLO XVII, Series 2014-17A, Class B, 3.02%, 4/17/26 (a)(b)		1,580	1,570,618
Apidos CLO XVIII, Series 2014-18A, Class C, 3.95%, 7/22/26 (a)(b)		1,380	1,346,454
Ares XXV CLO Ltd., Series 2012-3X, Class C, 3.44%, 1/17/24 (b)		1,300	1,293,173
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 2.97%, 2/17/26 (a)(b)		1,800	1,761,795
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.29%, 7/16/26 (a)(b)		500	498,530
Series 2014-1A, Class D, 3.74%, 7/16/26 (a)(b)		980	933,111
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.14%, 4/17/23 (a)(b)		1,185	1,187,135
Babson CLO Ltd., Series 2013-IIA, Class B1, 2.94%, 1/18/25 (a)(b)		2,500	2,463,884
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class C, 3.54%, 1/20/26 (a)(b)		1,070	1,011,221
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class C, 3.79%, 7/20/26 (a)(b)		1,000	954,495
Benefit Street Partners CLO Ltd., Series 2012-IA, Class C, 4.79%, 10/15/23 (a)(b)		1,620	1,627,036
BlueMountain CLO Ltd., Series 2011-1A, Class D, 4.28%, 8/16/22 (a)(b)		2,000	2,003,810
Carlyle Global Market Strategies CLO Ltd.:
Series 2011-1A, Class E, 5.73%, 8/10/21 (a)(b)		4,600	4,599,936
Series 2012-2AR, Class ER, 6.38%, 7/20/23 (a)(b)		4,435	4,435,174
Series 2012-3A, Class C, 4.79%, 10/04/24 (a)(b)		3,495	3,496,160
Cedar Funding III CLO Ltd., Series 2014-3A, Class D, 3.71%, 5/20/26 (a)(b)		1,105	1,041,641
CIFC Funding Ltd.:
Series 2012-1AR, Class B1R, 4.43%, 8/14/24 (a)(b)		1,500	1,499,974
Series 2014-1A, Class D, 3.54%, 4/18/25 (a)(b)		850	799,623
Series 2014-2A, Class B1L, 3.78%, 5/24/26 (a)(b)		1,355	1,294,771
Series 2014-3A, Class D, 3.57%, 7/22/26 (a)(b)		791	750,075
Series 2014-4A, Class D, 3.69%, 10/17/26 (a)(b)		3,250	3,077,946

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.09%, 10/15/26 (a)(b)	USD	1,000	$993,828
Eaton Vance CLO Ltd., Series 2014-1A, Class INC, 0.00%, 7/15/26 (a)(c)		4,000	2,509,602
Flatiron CLO Ltd., Series 2013-1A, Class A1, 1.69%, 1/17/26 (a)(b)		3,205	3,195,294
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class ER, 3.54%, 4/20/23 (a)(b)		1,045	975,834
Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (a)(c)		1,455	1,068,239
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.77%, 4/15/25 (a)(b)		1,000	984,249
Galaxy XVIII CLO Ltd., Series 2014-18A, Class C1, 3.17%, 10/15/26 (a)(b)		1,000	990,893
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 5.79%, 7/17/23 (a)(b)		1,000	994,883
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.44%, 7/15/25 (a)(b)		1,640	1,616,220
LCM X LP:
Series 10AR, Class CR, 3.14%, 4/15/22 (a)(b)		645	646,242
Series 10AR, Class DR, 4.04%, 4/15/22 (a)(b)		2,000	1,991,569
Madison Park Funding IX Ltd., Series 2012-9AR, Class DR, 4.13%, 8/15/22 (a)(b)		1,500	1,496,165
Madison Park Funding VIII Ltd.:
Series 2012-8AR, Class CR, 3.10%, 4/22/22 (a)(b)		1,252	1,252,246
Series 2012-8AR, Class DR, 4.15%, 4/22/22 (a)(b)		864	862,283
Madison Park Funding X Ltd., Series 2012-10A, Class D, 4.54%, 1/20/25 (a)(b)		2,630	2,630,429
Madison Park Funding XI Ltd., Series 2013-11A, Class C, 3.04%, 10/23/25 (a)(b)		2,680	2,640,984
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, 1.33%, 7/22/24 (a)(b)		2,320	2,291,000
Neuberger Berman CLO XII Ltd., Series 2012-12AR, Class DR, 4.30%, 7/25/23 (a)(b)		2,000	1,990,276
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 3.83%, 8/04/25 (a)(b)		568	539,934
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.48%, 10/25/25 (a)(b)		1,000	941,719
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class C, 3.98%, 12/16/24 (a)(b)		1,000	974,200
OHA Credit Partners VI Ltd., Series 2012-6A, Class D, 4.77%, 5/15/23 (a)(b)		3,200	3,207,904
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 1.70%, 11/20/23 (a)(b)		3,350	3,347,102
OZLM Funding IV Ltd., Series 2013-4A, Class C, 3.78%, 7/22/25 (a)(b)		1,000	949,962
OZLM VII Ltd., Series 2014-7A, Class C, 3.89%, 7/17/26 (a)(b)		1,062	1,019,002
OZLM VIII Ltd.:
Series 2014-8A, Class B, 3.17%, 10/17/26 (a)(b)		3,000	2,985,431
Series 2014-8A, Class C, 3.67%, 10/17/26 (a)(b)		1,700	1,621,011
Palmer Square CLO Ltd.:
Series 2014-1A, Class B, 2.72%, 10/17/22 (a)(b)		2,005	1,960,267
Series 2014-1A, Class C, 4.02%, 10/17/22 (a)(b)		1,215	1,196,310

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (concluded)
Race Point V CLO Ltd., Series 2011-5AR, Class DR, 4.04%, 12/15/22 (a)(b)	USD	1,645	$1,641,605
RAIT Preferred Funding II Ltd., Series 2007-2A, Class A1T, 0.48%, 6/25/45 (a)(b)		2,857	2,656,672
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.25%, 7/25/26 (a)(b)		550	538,584
Series 2014-1A, Class D, 3.80%, 7/25/26 (a)(b)		660	629,881
Seneca Park CLO Ltd., Series 2014-1A, Class D, 3.67%, 7/17/26 (a)(b)		1,435	1,388,328
Silver Spring CLO Ltd., Series 2014-1A, Class D, 3.74%, 10/15/26 (a)(b)		2,000	1,871,043
Steele Creek CLO Ltd., Series 2014-1A, Class C, 3.48%, 8/21/26 (a)(b)		1,110	1,103,429
TICP CLO II Ltd., Series 2014-2A, Class B, 3.17%, 7/26/26 (a)(b)		870	864,151
Tyron Park CLO Ltd., Series 2013-1A, Class C, 3.79%, 7/15/25 (a)(b)		1,000	969,153
Venture XIII CLO Ltd., Series 2013-13A, Class D, 3.81%, 6/10/25 (a)(b)		500	480,165
Venture XVI CLO Ltd., Series 2014-16A, Class A3L, 3.04%, 4/15/26 (a)(b)		1,750	1,701,494
Venture XVII CLO Ltd., Series 2014-17A, Class C, 3.14%, 7/15/26 (a)(b)		1,163	1,141,416
Venture XVIII CLO Ltd., Series 2014-18A, Class C, 3.27%, 10/15/26 (a)(b)		1,457	1,448,231
Voya CLO Ltd.:
Series 2012-1RA, Class CR, 3.99%, 3/14/22 (a)(b)		2,350	2,341,354
Series 2013-3A, Class B, 2.87%, 1/18/26 (a)(b)		2,520	2,491,639
Series 2014-3A, Class C, 3.90%, 7/25/26 (a)(b)		1,850	1,798,612
WhiteHorse IX Ltd., Series 2014-9A, Class C, 2.87%, 7/17/26 (a)(b)		980	942,244

			131,714,641
Ireland — 2.2%
ALME Loan Funding II Ltd.:
Series 2014-2X, Class A, 1.48%, 8/15/27 (b)	EUR	12,685	13,887,406
Series 2X, Class E, 5.18%, 8/15/27 (b)		5,710	6,019,842
Series 2X, Class F, 5.93%, 8/15/27 (b)		3,825	3,787,029
Arbour CLO Ltd.:
Series 2014-1X, Class E, 5.00%, 7/15/27 (b)		5,313	5,580,634
Series 2014-1X, Class F, 5.75%, 7/15/27 (b)		2,883	2,802,526
Avoca CLO XI Ltd., Series 2014-11X, Class A, 1.38%, 7/15/27 (b)		18,800	20,646,271
Avoca CLO XIII Ltd, Series 13X, Class E, 5.49%, 12/29/27 (b)		3,530	3,760,516
CVC Cordatus Loan Fund III Ltd., Series 3X, Class A1, 1.40%, 7/08/27 (b)		21,280	23,380,095
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, 5.95%, 1/22/28 (b)		1,300	1,428,646
Series 4X, Class F, 6.55%, 1/22/28 (b)		4,400	4,533,811
Series 4X, Class SUB, 0.21%, 1/22/28 (b)		21,100	21,782,678
Harvest CLO:
Series 11X, Class E, 5.34%, 3/26/29 (b)		3,120	3,288,824
Series 11X, Class SUB, 1.34%, 3/26/29 (b)		8,080	7,670,560
Harvest CLO XI Ltd., Series 11X, Class A1, 1.34%, 3/26/29 (b)		3,460	3,789,303
Sorrento Park CLO Ltd., Series 1X, Class E, 6.24%, 11/16/27		4,200	4,266,744

			126,624,885

Asset-Backed Securities		Par (000)		Value
Italy — 0.5%
Arianna SPV Srl:
Series 2014-1, Class A, 3.60%, 10/20/30	EUR	18,330		$20,921,797
Series 2014-1, Class B, 5.50%, 10/20/30		5,200		6,120,694
Colombo Srl, Series 2014-1, Class B, 0.65%, 8/28/26 (b)		4,111		4,455,413

				31,497,904
Netherlands — 1.6%
Euro-Galaxy IV CLO:
Series 2015-4X, Class D, 3.42%, 7/30/28		1,480		1,584,774
Series 2015-4X, Class E, 4.57%, 7/30/28		1,965		1,985,415
Series 2015-4X, Class F, 6.32%, 7/30/28		750		753,674
Jubilee CDO BV, Series 2014-VIII-X, Class SUB, 5.17%, 1/15/24		11,440		5,521,894
Jubilee CDO VIII BV, Series 2014-11X, Class A, 1.38%, 4/15/27 (b)		18,830		20,670,153
North Westerly CLO IV BV:
Series 2014-IV-X, Class A-1, 0.00%, 1/15/26 (c)		6,166		5,070,322
Series 2014-IV-X, Class A-1, 1.50%, 1/15/26 (b)		25,100		27,592,724
St. Pauls CLO, Series 4X, Class A1, 1.38%, 4/25/28 (b)		25,750		28,278,672

				91,457,628
Portugal — 0.1%
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.98%, 2/16/18		6,932		7,712,783
United Kingdom — 0.1%
Ludgate Funding PLC, Series 2007-1, Class R, 0.00%, 1/01/61 (c)	GBP	119,000		5,872,414
United States — 2.1%
Aircraft Loan Trust, Series 2015-1, Class X, 0.00%, 3/20/22 (c)	USD	—	(d)	2,875,000
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 4.79%, 1/20/25 (a)(b)		726		726,632
Countrywide Asset-Backed Certificates, 0.36%, 3/25/37		8,021		8,056,833
Credit Acceptance Auto Loan Trust:
Series 2014-2A, Class B, 2.67%, 9/15/22 (a)		2,000		2,008,378
Series 2015-1A, Class B, 2.61%, 1/17/23 (a)		4,240		4,274,327
Series 2015-1A, Class C, 3.30%, 7/17/23 (a)		1,500		1,509,729
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		4,706		4,747,898
Navient Private Education Loan Trust:
Series 2014-CTA, Class A, 0.89%, 9/16/24 (a)(b)		981		978,822
Series 2014-CTA, Class B, 1.94%, 10/17/44 (a)(b)		1,500		1,466,991
Series 2015-AA, Class A3, 1.89%, 11/15/30 (a)(b)		4,705		4,720,338
Series 2015-AA, Class B, 3.50%, 12/15/44 (a)		1,400		1,284,270
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		6,590		6,609,994

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	21

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)		Value
United States (concluded)
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)	USD	4,000		$4,021,280
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		1,000		1,007,300
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		4,710		4,770,900
Series 2015-1A, Class B, 3.85%, 3/18/26 (a)		4,710		4,826,902
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)		9,235		9,240,264
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		1,845		1,848,432
Pinnacle Park CLO Ltd., Series 2014-1A, Class D, 3.79%, 4/15/26 (a)(b)		1,550		1,518,986
Santander Drive Auto Receivables Trust:
Series 2014-3, Class C, 2.13%, 8/17/20		1,500		1,514,445
Series 2014-3, Class D, 2.65%, 8/17/20		5,000		5,022,990
Series 2014-4, Class D, 3.10%, 11/16/20		1,250		1,270,190
Series 2014-S1, Class CERT, 0.00%, 8/16/18 (a)(c)		—	(d)	4,654,430
Series 2014-S2, Class CERT, 0.00%, 11/16/18 (a)(c)		—	(d)	4,257,500
Series 2014-S3, Class CERT, 0.00%, 2/19/19 (a)(c)		—	(d)	6,556,550
Series 2014-S4, Class CERT, 0.00%, 4/16/19 (a)(c)		—	(d)	7,349,100
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.44%, 6/16/42 (a)(b)		9,870		10,394,906
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		5,640		5,538,627
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		7,525		7,602,402

				120,654,416
Total Asset-Backed Securities — 8.8%				515,534,671

Common Stocks		Shares
Austria — 0.1%
Wienerberger AG		186,455		3,080,038
Brazil — 0.0%
Tim Participacoes SA - ADR		175,344		2,386,432
Canada — 0.0%
Amaya, Inc. (e)		15,000		367,703
Germany — 0.4%
Commerzbank AG		173,809		2,247,794
Volkswagen AG, Preference Shares		114,434		22,952,368

				25,200,162
Greece — 0.2%
Hellenic Telecommunications Organization SA		1,211,648		9,002,129
Italy — 0.8%
Telecom Italia SpA (e)		34,670,681		45,942,327
Luxembourg — 0.0%
Concrete Investment II SCA		21,824		2,924,120
Concrete Investment II SCA-Stapled (e)(f)		21,824		—

				2,924,120
Spain — 0.2%
Abengoa Yield PLC		97,287		2,469,144

Common Stocks		Shares	Value
Banks (concluded)
Banco de Sabadell SA		2,428,648	$5,533,092
Repsol YPF SA		82,000	1,378,124

			9,380,360
United Kingdom — 0.2%
AA PLC (e)		303,241	1,727,332
Barclays PLC		759,962	3,427,146
Vodafone Group PLC		1,560,411	5,910,816

			11,065,294
United States — 1.3%
The ADT Corp.		214,000	7,389,420
Apple, Inc.		113,030	13,710,539
Boulevard Acquisition Corp. (e)		308,850	3,706,200
eBay, Inc. (e)		248,675	6,992,741
EMC Corp.		262,228	7,051,311
HCA Holdings, Inc. (e)		9,000	837,090
Infrareit, Inc.		75,000	2,514,750
Oracle Corp.		190,400	7,604,576
Paypal Holdings, Inc.		248,675	9,623,723
Sabre Corp.		237,175	6,308,855
Seagate Technology PLC		76,300	3,860,780
Valeant Pharmaceuticals International, Inc.		26,850	6,914,681

			76,514,666
Total Common Stocks — 3.2%			185,863,231

Corporate Bonds		Par (000)
Australia — 0.4%
APT Pipelines Ltd., 4.20%, 3/23/25	USD	1,300	1,287,585
National Australia Bank Ltd., 2.63%, 7/23/20		1,800	1,810,129
Virgin Australia Trust:
Series 2013-1, Class B, 6.00%, 4/23/22 (a)		3,677	3,768,881
Series 2013-1, Class C, 7.13%, 10/23/18 (a)		8,122	8,264,120
Series 2013-1, Class D, 8.50%, 10/23/16 (a)		6,364	6,490,833

			21,621,548
Barbados — 0.1%
Columbus International, Inc., 7.38%, 3/30/21 (a)		5,565	5,912,813
Belgium — 0.1%
Telenet Finance VI Luxembourg SCA, 4.88%, 7/15/27	EUR	7,942	8,465,861
Canada — 0.4%
Air Canada, 6.75%, 10/01/19 (a)	USD	8,000	8,480,000
Air Canada Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 11/15/22 (a)		1,770	1,813,762
Series 2013-1, Class C, 6.63%, 5/15/18 (a)		3,045	3,170,606
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)		8,490	8,764,227

			22,228,595
Cayman Islands — 0.0%
Formosa Group Cayman Ltd., 3.38%, 4/22/25		1,800	1,719,900
China — 0.3%
Alibaba Group Holding Ltd., 4.50%, 11/28/34		2,200	2,141,260
Bluestar Finance Holdings Ltd., 4.38%, 6/11/20		1,500	1,496,869

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
China (concluded)
Central Plaza Development Ltd., 7.13% (b)(g)	USD	900	$932,400
China Aoyuan Property Group Ltd., 10.88%, 5/26/18		450	449,888
China Energy Reserve and Chemicals Group Overseas Co. Ltd., 5.25%, 5/11/18		800	803,560
China New Town Finance I Ltd., 5.50%, 5/06/18	CNH	7,500	1,205,638
CIFI Holdings Group Co. Ltd., 7.75%, 6/05/20	USD	1,350	1,330,087
CITIC Ltd.:
8.63% (b)(g)		2,000	2,290,000
6.80%, 1/17/23		2,000	2,308,620
COSCO Finance 2011 Ltd., 4.00%, 12/03/22		1,250	1,239,817
Far East Horizon Ltd., 5.55% (b)(g)		400	408,429
Fuqing Investment Management Ltd., 4.85%, 7/21/18	CNH	4,500	723,494
Jingneng Clean Energy Investment Holdings Ltd., 4.30%, 12/23/17		6,000	969,337
Proven Honour Capital Ltd., 4.13%, 5/19/25	USD	1,500	1,476,150
Wanda Properties Overseas Ltd., 4.88%, 11/21/18		500	516,794
Zhaohai Investment BVI Ltd, 4.00%, 7/23/20		1,600	1,582,400

			19,874,743
Cyprus — 0.4%
Aroundtown Property Holdings PLC:
3.00%, 5/05/20 (h)	EUR	13,000	15,508,654
3.00%, 12/09/21		7,800	7,967,558

			23,476,212
Czech Republic — 0.1%
CE Energy A/S, 7.00%, 2/01/21		3,731	4,276,837
France — 2.0%
3AB Optique Developement SAS, 5.63%, 4/15/19		5,360	5,710,018
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (a)	USD	2,790	2,880,675
6.75%, 11/15/20 (a)		5,790	6,224,250
AXA SA, 3.88% (b)(g)	EUR	9,290	10,304,581
BNP Paribas Cardif SA, 4.03% (b)(g)		14,000	15,400,753
Lion/Seneca France 2, 7.88%, 4/15/19		9,210	8,749,369
Numericable-SFR SAS:
4.88%, 5/15/19 (a)	USD	7,500	7,612,500
5.38%, 5/15/22	EUR	13,371	15,272,080
5.63%, 5/15/24		10,402	11,715,302
6.25%, 5/15/24 (a)	USD	4,305	4,377,970
SGD Group SAS, 5.63%, 5/15/19	EUR	7,974	9,020,164
Société Générale SA, 2.63%, 2/27/25		5,600	5,983,637
THOM Europe SAS, 7.38%, 7/15/19		3,255	3,766,947
TOTAL SA:
2.25% (b)(g)		5,365	5,774,266
2.63% (b)(g)		2,150	2,241,285

			115,033,797
Germany — 4.7%
Bertelsmann SE & Co KGaA, 3.50%, 4/23/75 (b)		4,300	4,405,972
Commerzbank AG:
7.75%, 3/16/21		16,400	22,090,847
8.13%, 9/19/23 (a)	USD	7,614	8,882,188
Deutsche Bank AG:
2.75%, 2/17/25	EUR	4,225	4,478,377
4.50%, 4/01/25	USD	25,675	24,901,874
FTE Verwaltungs GmbH, 9.00%, 7/15/20	EUR	1,980	2,326,751
Mahle GmbH, 2.50%, 5/14/21		1,710	1,945,802
Merck KGaA, 2.63%, 12/12/74 (b)		4,640	5,111,195
Pfleiderer GmbH, 7.88%, 8/01/19		3,818	4,371,324

Corporate Bonds		Par (000)	Value
Germany (concluded)
Schaeffler Finance BV, 3.25%, 5/15/25	EUR	4,058	$4,256,145
Schaeffler Holding Finance BV:
6.25% (6.25% Cash or 6.50% PIK), 11/15/19 (a)(i)	USD	3,202	3,382,113
6.75% (6.75% Cash or 7.00% PIK), 11/15/22 (a)(i)		4,069	4,404,693
Siemens Financieringsmaatschappij NV, 2.15%, 5/27/20 (a)		8,310	8,217,136
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.13%, 1/21/23	EUR	918	1,071,124
5.63%, 4/15/23		2,273	2,697,200
4.00%, 1/15/25		18,948	21,225,822
3.50%, 1/15/27		583	616,429
6.25%, 1/15/29		6,049	7,440,508
Volkswagen International Finance NV:
3.50% (b)(g)		16,055	16,528,253
5.50%, 11/09/15 (h)		69,300	82,471,369
5.50%, 11/09/15 (a)(h)		4,200	4,998,265
Vonovia Finance BV, 4.00% (b)(g)		11,600	12,844,795
Xefin Lux SCA, 3.74%, 6/01/19 (b)		12,605	13,843,434
ZF North America Capital, Inc.:
2.25%, 4/26/19		3,000	3,274,156
2.75%, 4/27/23		8,300	8,705,274
4.75%, 4/29/25 (a)	USD	1,094	1,069,385

			275,560,431
Greece — 0.2%
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	3,190	3,065,489
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		8,770	9,867,623

			12,933,112
Guernsey — 0.1%
Doric Nimrod Air Alpha Pass-Through Trust, 5.25%, 5/30/23 (a)	USD	3,776	3,946,218
Hong Kong — 0.0%
Noble Group Ltd.:
6.00% (g)		600	414,000
6.75%, 1/29/20		250	240,313
Southwest Securities International Securities Ltd., 6.45%, 5/28/18	CNH	4,000	630,146
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22	USD	260	278,606

			1,563,065
India — 0.2%
ICICI Bank Ltd., 6.38%, 4/30/22 (b)		1,400	1,449,000
Lodha Developers International Ltd., 12.00%, 3/13/20		1,150	1,161,500
Reliance Holding USA, Inc., 5.40%, 2/14/22		1,000	1,087,873
Rolta Americas LLC, 8.88%, 7/24/19		200	149,000
Samvardhana Motherson Automotive Systems Group BV, 4.13%, 7/15/21	EUR	3,574	3,981,665
Vedanta Resources PLC, 8.25%, 6/07/21	USD	1,050	989,625

			8,818,663
Indonesia — 0.0%
Jababeka International BV, 7.50%, 9/24/19		200	196,016
Pratama Agung Pte Ltd., 6.25%, 2/24/20		1,700	1,657,917

			1,853,933
Ireland — 1.4%
Allied Irish Banks PLC, 2.75%, 4/16/19	EUR	16,805	19,321,099

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	23

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Ireland (concluded)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 1/15/22	EUR	3,159	$3,496,917
Bank of Ireland:
3.25%, 1/15/19		12,942	15,239,406
1.25%, 4/09/20		2,500	2,744,833
4.25%, 6/11/24 (b)		35,242	39,717,789

			80,520,044
Italy — 5.4%
Banca Monte dei Paschi di Siena SpA:
3.63%, 4/01/19		9,250	10,391,545
2.88%, 4/16/21		19,675	23,915,192
2.88%, 7/16/24		24,660	29,640,885
Banco Popolare SC, 3.50%, 3/14/19		28,038	31,875,234
Buzzi Unicem SpA, 1.38%, 7/17/19 (h)		3,800	5,143,651
FGA Capital Ireland PLC, 2.63%, 4/17/19		3,885	4,454,173
Intesa Sanpaolo SpA:
3.50%, 1/17/22		10,630	12,979,238
6.63%, 9/13/23		11,995	16,257,550
3.93%, 9/15/26		8,990	10,156,802
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)	USD	2,205	2,381,400
7.38%, 7/15/39 (a)		6,850	7,329,500
6.25%, 1/15/40 (a)		9,890	9,642,750
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	3,505	4,149,384
Snai SpA, 7.63%, 6/15/18		2,099	2,388,790
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	6,733	6,934,990
6.00%, 9/30/34		5,657	5,600,430
7.72%, 6/04/38		3,875	4,456,250
Telecom Italia Finance SA:
6.13%, 11/15/16 (h)	EUR	16,900	28,260,830
7.75%, 1/24/33		13,060	19,796,398
Telecom Italia SpA, 5.88%, 5/19/23	GBP	5,650	9,536,699
UniCredit SpA:
6.95%, 10/31/22	EUR	2,920	3,819,949
5.75%, 10/28/25 (b)		39,720	47,930,795
Wind Acquisition Finance SA, 4.00%, 7/15/20		19,961	22,388,002

			319,430,437
Jamaica — 0.0%
Digicel Ltd., 6.00%, 4/15/21 (a)	USD	2,735	2,577,737
Japan — 0.1%
Fukoku Mutual Life Insurance Co., 5.00% (b)(g)		1,150	1,160,063
ORIX Corp., 2.95%, 7/23/20		2,400	2,407,080
SoftBank Group Corp., 5.38%, 7/30/22		2,400	2,420,880

			5,988,023
Luxembourg — 1.3%
Aguila 3 SA, 7.88%, 1/31/18 (a)		2,233	2,291,616
Altice Financing SA:
6.50%, 1/15/22 (a)		3,975	4,104,187
5.25%, 2/15/23	EUR	8,208	9,262,328
6.63%, 2/15/23 (a)	USD	1,779	1,832,370
Altice SA:
7.25%, 5/15/22	EUR	21,736	24,348,980
7.75%, 5/15/22 (a)	USD	3,520	3,546,400
6.25%, 2/15/25	EUR	7,472	7,929,163
7.63%, 2/15/25 (a)	USD	1,982	1,942,360
APERAM SA, 0.63%, 7/08/21 (h)		11,600	13,126,560
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (i)	EUR	5,221	6,037,957
Telenet Finance V Luxembourg SCA, 6.25%, 8/15/22		957	1,135,107

			75,557,028

Corporate Bonds		Par (000)	Value
Mexico — 0.5%
Cemex Finance LLC, 5.25%, 4/01/21	EUR	9,502	$10,790,375
Cemex SAB de CV:
4.75%, 1/11/22		8,795	9,671,177
4.38%, 3/05/23		2,743	2,909,169
5.70%, 1/11/25 (a)	USD	6,705	6,517,260

			29,887,981
Netherlands — 2.1%
Achmea BV, 6.00%, 4/04/43 (b)	EUR	3,612	4,551,761
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.25%, 7/01/20	USD	9,981	10,068,334
4.63%, 7/01/22		6,469	6,590,294
Atrium European Real Estate Ltd., 4.00%, 4/20/20	EUR	2,385	2,813,857
Constellium NV, 8.00%, 1/15/23 (a)	USD	4,020	3,869,250
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
4.38%, 8/04/25		15,000	15,069,195
5.25%, 8/04/45		20,000	20,364,620
Hema Bondco I BV:
5.24%, 6/15/19 (b)	EUR	9,230	6,751,948
6.25%, 6/15/19		3,286	2,436,333
Hema Bondco II BV, 8.50%, 12/15/19		692	262,272
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (a)	USD	9,385	9,502,313
4.13%, 6/15/20 (a)		3,669	3,682,759
5.75%, 2/15/21 (a)(j)		3,300	3,442,296
4.63%, 6/15/22 (a)		4,875	4,826,250
NXP Semiconductors NV, 1.00%, 12/01/19 (a)(h)		2,000	2,347,500
Sensata Technologies BV, 5.00%, 10/01/25 (a)		2,475	2,425,500
Stork Technical Services Holdco BV, 11.00%, 8/15/17	EUR	1,453	1,561,926
TMF Group Holding BV, 9.88%, 12/01/19		877	1,035,402
UPCB Finance IV Ltd., 4.00%, 1/15/27		14,175	14,633,624
Ziggo Bond Finance BV, 4.63%, 1/15/25		7,391	7,995,404

			124,230,838
New Zealand — 0.1%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is, 6.00%, 6/15/17 (a)	USD	2,995	2,980,025
Philippines — 0.0%
Rizal Commercial Banking Corp., 4.25%, 1/22/20		400	418,509
Royal Capital BV, 6.25% (b)(g)		2,150	2,261,907

			2,680,416
Poland — 0.1%
Play Finance 1 SA, 6.50%, 8/01/19	EUR	4,065	4,670,862
Portugal — 0.8%
Novo Banco SA:
2.63%, 5/08/17		6,100	6,632,241
4.75%, 1/15/18		18,300	20,750,665
4.00%, 1/21/19		17,900	20,038,725

			47,421,631
Puerto Rico — 0.1%
Popular, Inc., 7.00%, 7/01/19	USD	6,965	6,686,400
Singapore — 0.0%
Global A&T Electronics Ltd., 10.00%, 2/01/19		2,850	2,550,807
South Korea — 0.0%
Woori Bank Co. Ltd., 4.75%, 4/30/24		2,130	2,220,887

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Spain — 4.1%
Abengoa Finance SAU, 6.00%, 3/31/21	EUR	13,744	$11,320,755
Abengoa Greenfield SA, 5.50%, 10/01/19		2,670	2,209,508
Abengoa Yield PLC, 7.00%, 11/15/19 (a)	USD	1,768	1,768,000
Banco Popular Espanol SA, 8.25% (b)(g)	EUR	6,400	7,134,228
Bankia SA:
3.50%, 1/17/19		39,900	46,307,908
4.00%, 5/22/24 (b)		57,600	62,663,137
BPE Financiaciones SA, 2.00%, 2/03/20		29,300	32,322,739
CaixaBank SA:
4.50%, 11/22/16 (h)		10,000	9,382,345
5.00%, 11/14/23 (b)		17,700	20,795,235
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23		5,075	5,267,624
Obrascon Huarte Lain SA, 5.50%, 3/15/23		6,216	6,297,648
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20		9,086	10,380,686
Santander Issuances SAU, 2.50%, 3/18/25		5,000	5,275,199
Telefonica Europe BV:
4.20% (b)(g)		16,400	18,596,657
5.88% (b)(g)		1,800	2,154,271

			241,875,940
Sweden — 0.1%
Volvo Treasury AB, 4.20%, 6/10/75 (b)		5,290	5,929,036
Switzerland — 0.4%
Credit Suisse AG, 5.75%, 9/18/25 (b)		2,950	3,668,758
UBS AG:
4.75%, 5/22/23 (b)	USD	3,340	3,419,763
5.13%, 5/15/24		13,800	13,978,020
UBS Group AG, 5.75% (b)(g)	EUR	1,500	1,715,328

			22,781,869
Turkey — 0.3%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (a)	USD	15,490	15,412,550
United Kingdom — 3.2%
Annington Finance No. 4 PLC, 1.55%, 1/10/23 (b)	GBP	184	283,850
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (i)		6,641	12,341,184
Barclays Bank PLC, 7.63%, 11/21/22	USD	3,169	3,654,253
Boparan Finance PLC:
4.38%, 7/15/21	EUR	1,201	1,213,557
5.50%, 7/15/21	GBP	500	712,954
BSREP II Center Parcs Jersey 2 Ltd, 7.00%, 8/28/20		2,250	3,601,546
Care UK Health & Social Care PLC, 5.58%, 7/15/19 (b)		810	1,226,985
Centrica PLC:
5.25%, 4/10/75 (b)		5,575	8,616,155
3.00%, 4/10/76 (b)	EUR	11,100	11,946,757
CNH Industrial Finance Europe SA, 2.75%, 3/18/19		9,925	10,953,405
Cognita Financing PLC, 7.75%, 8/15/21	GBP	1,625	2,537,675
Enterprise Funding Ltd., 3.50%, 9/10/20 (h)		4,600	6,429,297
IDH Finance PLC, 6.00%, 12/01/18		4,790	7,555,087
Pension Insurance Corp. PLC, 6.50%, 7/03/24		2,925	4,679,749
Punch Taverns Finance B Ltd.:
Series A3, 7.37%, 9/30/21		888	1,455,518
Series A6, 5.94%, 9/30/22		3,963	6,064,841
Series A7, 5.27%, 3/30/24		2,427	3,562,879
Punch Taverns Finance PLC:
0.58%, 7/15/21 (b)		9,898	14,046,438
6.08%, 10/15/27 (a)(b)		10,514	15,516,405
Silk Bidco A/S, 7.50%, 2/01/22	EUR	6,030	6,903,898

Corporate Bonds		Par (000)	Value
United Kingdom (concluded)
SSE PLC, 3.88% (b)(g)	GBP	5,625	$8,586,613
The Unique Pub Finance Co. PLC:
6.54%, 3/30/21		1,131	1,845,114
7.40%, 3/28/24		3,366	5,401,002
5.66%, 6/30/27		10,374	16,442,752
6.46%, 3/30/32		5,595	7,776,294
Virgin Media Secured Finance PLC:
6.00%, 4/15/21		2,459	4,007,765
5.50%, 1/15/25		1,215	1,942,463
6.25%, 3/28/29		1,311	2,133,817
Vougeot Bidco PLC, 7.88%, 7/15/20		3,659	6,091,191
Voyage Care Bondco PLC, 11.00%, 2/01/19		5,000	8,238,463

			185,767,907
United States — 33.0%
AbbVie, Inc.:
2.50%, 5/14/20	USD	5,315	5,282,350
2.90%, 11/06/22		4,680	4,540,690
3.20%, 11/06/22		7,605	7,540,761
3.60%, 5/14/25		6,995	6,891,187
Actavis Funding SCS:
3.00%, 3/12/20		10,000	9,949,620
3.45%, 3/15/22 (j)		6,340	6,236,588
3.80%, 3/15/25		10,000	9,748,650
Actavis, Inc., 3.25%, 10/01/22		8,850	8,607,501
Advanced Micro Devices, Inc., 6.75%, 3/01/19		1,750	1,273,125
AECOM:
5.75%, 10/15/22 (a)		3,942	4,001,130
5.88%, 10/15/24 (a)		2,475	2,512,125
Ally Financial, Inc.:
3.75%, 11/18/19		5,000	4,975,000
4.13%, 3/30/20		7,500	7,556,250
5.13%, 9/30/24		5,925	5,991,656
8.00%, 11/01/31		2,441	2,916,995
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		4,491	4,513,455
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		8,135	7,951,963
American Airlines Pass-Through Trust:
Series 2001-1, Class A-1, 6.98%, 5/23/21		11,499	11,930,366
Series 2011-1, Class B, 7.00%, 1/31/18 (a)		3,356	3,557,787
Series 2013-1, Class C, 6.13%, 7/15/18 (a)		12,304	12,703,880
Series 2013-2, Class C, 6.00%, 1/15/17 (a)		33,071	34,104,601
American Capital Ltd., 6.50%, 9/15/18 (a)		10,775	11,125,187
American International Group, Inc., 3.75%, 7/10/25		16,765	16,763,793
Amsurg Corp., 5.63%, 7/15/22		8,133	8,365,197
Anadarko Petroleum Corp., 0.00%, 10/10/36 (c)		41,630	16,079,587
Anixter, Inc., 5.13%, 10/01/21		2,450	2,471,437
Antero Resources Corp., 5.13%, 12/01/22		7,850	7,418,250
Anthem, Inc., 3.50%, 8/15/24 (k)		10,000	9,696,430
Apple Inc., 2.50%, 2/09/25		6,000	5,634,114
AT&T Inc.:
2.45%, 6/30/20		18,515	18,212,002
0.00%, 11/27/22 (a)(c)		50,000	37,894,950
Bank of America Corp.:
6.10% (b)(g)		7,835	7,799,743
2.65%, 4/01/19		2,926	2,968,354
3.30%, 1/11/23		45,977	45,321,736
3.88%, 8/01/25		20,000	20,190,860

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	25

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (continued)
Baxalta, Inc.:
2.88%, 6/23/20 (a)	USD	6,420	$6,416,893
3.60%, 6/23/22 (a)		2,560	2,565,112
4.00%, 6/23/25 (a)		6,035	5,976,026
Belden, Inc., 5.50%, 4/15/23	EUR	1,000	1,123,729
Blackstone CQP Holdco LP, 9.30%, 3/31/19	USD	10,364	10,363,940
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (a)		3,392	3,468,320
Boston Scientific Corp.:
2.85%, 5/15/20		3,120	3,109,008
3.85%, 5/15/25		15,000	14,513,475
California Resources Corp.:
5.00%, 1/15/20		39	33,443
5.50%, 9/15/21		7,000	5,775,000
6.00%, 11/15/24		4,789	3,879,090
Calpine Corp.:
5.38%, 1/15/23		8,581	8,387,927
5.75%, 1/15/25		9,078	8,851,050
Capital One Financial Corp., 3.20%, 2/05/25 (k)		10,425	9,833,454
CCO Safari II LLC:
3.58%, 7/23/20 (a)		3,165	3,174,349
4.46%, 7/23/22 (a)		31,899	32,071,255
4.91%, 7/23/25 (a)		14,488	14,529,840
6.38%, 10/23/35 (a)		15,000	15,334,230
6.83%, 10/23/55 (a)		15,000	15,425,595
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		7,034	7,069,170
The Chemours Co.:
6.63%, 5/15/23 (a)		6,290	5,535,200
7.00%, 5/15/25 (a)		862	756,138
Citigroup, Inc.:
5.95% (b)(g)		10,000	9,750,000
2.50%, 7/29/19		1,053	1,056,028
3.75%, 6/16/24 (k)		20,000	20,059,260
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (a)		1,233	1,217,587
CommScope, Inc., 5.50%, 6/15/24 (a)		1,203	1,177,436
CONSOL Energy, Inc., 5.88%, 4/15/22		3,208	2,492,215
Continental Airlines Pass-Through Certificates:
Series 2012-2, Class A, 4.00%, 4/29/26		2,581	2,609,108
Series 2012-3, Class C, 6.13%, 4/29/18		4,500	4,702,500
CVS Health Corp.:
2.80%, 7/20/20		7,500	7,566,383
3.50%, 7/20/22		15,000	15,320,640
3.88%, 7/20/25		20,000	20,344,600
DaVita HealthCare Partners, Inc., 5.00%, 5/01/25		2,562	2,533,177
Discover Bank:
4.20%, 8/08/23		6,590	6,709,912
4.25%, 3/13/26		9,600	9,514,685
DISH DBS Corp., 5.88%, 11/15/24		4,896	4,749,120
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (a)		2,555	2,625,263
Dollar Tree, Inc.:
5.25%, 3/01/20 (a)		471	496,905
5.75%, 3/01/23 (a)		4,841	5,107,255
Dynegy, Inc.:
6.75%, 11/01/19 (a)		9,980	10,304,350
7.38%, 11/01/22 (a)		9,895	10,236,377
Eastman Chemical Co., 4.65%, 10/15/44 (k)		20,000	19,082,400
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (a)		2,153	2,239,120
6.00%, 2/01/25 (a)		2,278	2,346,340

Corporate Bonds		Par (000)	Value
United States (continued)
Energy Transfer Partners LP:
4.15%, 10/01/20	USD	4,330	$4,441,662
4.75%, 1/15/26		15,000	14,661,885
Entergy Corp., 4.00%, 7/15/22		12,060	12,289,815
Equinix, Inc.:
5.38%, 1/01/22		6,456	6,552,840
5.75%, 1/01/25		4,554	4,576,770
ESH Hospitality, Inc., 5.25%, 5/01/25 (a)		941	916,299
Flextronics International Ltd., 4.75%, 6/15/25 (a)		8,995	8,781,369
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		5,985	6,044,850
Ford Motor Credit Co. LLC:
3.16%, 8/04/20		20,000	20,038,200
4.13%, 8/04/25		15,000	15,077,190
Forest Laboratories, Inc., 5.00%, 12/15/21 (a)(j)		23,250	25,191,910
Freeport-McMoRan, Inc., 5.40%, 11/14/34		5,000	3,750,000
Frontier Communications Corp., 6.25%, 9/15/21		3,810	3,514,725
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	1,500	1,441,452
General Motors Co., 5.20%, 4/01/45	USD	6,300	6,096,315
Genworth Holdings, Inc.:
6.52%, 5/22/18		13,765	14,590,900
7.70%, 6/15/20		5,235	5,765,044
7.20%, 2/15/21 (j)		16,908	17,795,670
4.80%, 2/15/24		5,000	4,359,375
The Goldman Sachs Group, Inc.:
5.38% (b)(g)		17,295	17,191,230
4.00%, 3/03/24 (k)		40,000	40,930,560
3.75%, 5/22/25		25,000	24,932,975
HCA, Inc.:
4.25%, 10/15/19		10,185	10,484,184
5.38%, 2/01/25		2,819	2,882,427
5.25%, 4/15/25		11,685	12,298,463
HD Supply, Inc.:
11.00%, 4/15/20		2,620	2,921,300
7.50%, 7/15/20		1,999	2,133,933
5.25%, 12/15/21 (a)		10,006	10,306,180
HealthSouth Corp., 5.75%, 11/01/24		1,281	1,293,810
Hologic, Inc., 5.25%, 7/15/22 (a)		1,201	1,240,033
HSBC USA, Inc., 1.70%, 3/05/18 (k)		44,255	44,200,301
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (a)		5,333	5,479,657
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 2/01/22		5,186	5,367,510
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13 Cash or 7.88 PIK), 5/01/21 (a)(i)		6,700	6,582,750
Infor U.S., Inc., 6.50%, 5/15/22 (a)		12,282	12,558,345
Intel Corp., 4.90%, 7/29/45		12,610	12,951,744
International Game Technology PLC:
6.25%, 2/15/22 (a)		5,875	5,779,531
6.50%, 2/15/25 (a)		2,400	2,301,000
iStar Financial, Inc.:
4.00%, 11/01/17		1,920	1,886,400
5.00%, 7/01/19		1,345	1,319,862
Italics Merger Sub, Inc., 7.13%, 7/15/23 (a)		4,667	4,585,327
John Deere Capital Corp., 3.35%, 6/12/24		15,000	15,265,830

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (continued)
JPMorgan Chase & Co.:
6.10% (b)(g)	USD	8,160	$8,190,600
3.20%, 1/25/23 (k)		20,000	19,846,300
3.90%, 7/15/25		50,000	50,965,650
KLA-Tencor Corp., 4.65%, 11/01/24 (k)		11,955	11,831,648
Kraft Foods Group, Inc., 5.00%, 6/04/42 (k)		10,000	10,193,890
Lennar Corp., 4.50%, 11/15/19		6,751	6,978,846
Level 3 Financing, Inc.:
6.13%, 1/15/21		8,108	8,503,265
5.13%, 5/01/23 (a)		2,184	2,123,940
5.38%, 5/01/25 (a)		2,624	2,555,120
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (a)		709	729,667
5.75%, 8/01/22 (a)		5,900	6,150,750
5.50%, 4/15/25 (a)		614	618,605
Micron Technology, Inc.:
5.25%, 8/01/23 (a)		16,111	15,506,837
5.50%, 2/01/25 (a)		13,730	13,300,937
5.63%, 1/15/26 (a)		7,300	6,989,750
Morgan Stanley:
2.80%, 6/16/20		49,248	49,516,943
3.88%, 4/29/24 (k)		20,000	20,309,360
4.00%, 7/23/25		29,990	30,577,714
Motorola Solutions, Inc., 3.75%, 5/15/22		15,000	14,731,890
Mylan, Inc., 3.13%, 1/15/23 (a)		7,500	7,161,847
Netflix, Inc., 5.50%, 2/15/22 (a)		4,972	5,170,880
Nexteer Automotive Group Ltd., 5.88%, 11/15/21 (a)		600	600,000
Noble Energy, Inc., 3.90%, 11/15/24		5,000	4,891,850
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (a)		8,970	8,088,724
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		3,954	4,013,310
Perrigo Finance PLC, 3.90%, 12/15/24		17,576	17,367,092
Plantronics, Inc., 5.50%, 5/31/23 (a)		618	627,270
The Priceline Group, Inc., 3.65%, 3/15/25		3,923	3,842,245
Project Homestake Merger Corp., 8.88%, 3/01/23 (a)		6,430	6,044,200
Prudential Financial, Inc., 5.38%, 5/15/45 (b)		4,135	4,083,313
QUALCOMM, Inc., 3.45%, 5/20/25		12,555	11,889,108
QVC, Inc.:
3.13%, 4/01/19		3,420	3,412,650
4.85%, 4/01/24		12,486	12,506,490
Radian Group, Inc.:
5.50%, 6/01/19		7,000	7,253,750
5.25%, 6/15/20		7,500	7,556,250
Realogy Group LLC, 7.63%, 1/15/20 (a)		2,265	2,392,406
Rite Aid Corp., 6.13%, 4/01/23 (a)		4,655	4,835,381
RSP Permian, Inc., 6.63%, 10/01/22 (a)		3,130	3,153,475
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		6,635	6,767,700
6.25%, 3/15/22		2,628	2,706,840
5.75%, 5/15/24		2,000	1,988,750
5.63%, 3/01/25 (a)		5,000	4,925,000
Sabine Pass LNG LP, 7.50%, 11/30/16		2,755	2,865,200
Sabre GLBL, Inc., 5.38%, 4/15/23 (a)		7,507	7,469,465
Sanchez Energy Corp., 6.13%, 1/15/23		3,986	3,228,660
SBA Communications Corp., 4.88%, 7/15/22		4,425	4,358,625
Seagate HDD Cayman, 4.88%, 6/01/27 (a)		10,000	9,619,650
Sealed Air Corp.:
4.50%, 9/15/23	EUR	2,167	2,487,002
5.13%, 12/01/24 (a)	USD	4,896	4,957,200
Spectrum Brands, Inc., 5.75%, 7/15/25 (a)		1,409	1,450,988
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		2,339	2,619,680

Corporate Bonds		Par (000)	Value
United States (continued)
Sprint Corp.:
7.88%, 9/15/23	USD	8,830	$8,465,763
7.13%, 6/15/24		2,655	2,429,325
Steel Dynamics, Inc., 5.13%, 10/01/21		5,050	5,037,375
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45		2,500	2,291,975
Synchrony Financial:
2.70%, 2/03/20		8,215	8,093,106
4.50%, 7/23/25		15,000	15,050,910
TEGNA, Inc., 4.88%, 9/15/21 (a)		3,000	3,007,500
Tenet Healthcare Corp.:
5.00%, 3/01/19 (a)		6,812	6,880,120
3.79%, 6/15/20 (a)(b)		4,400	4,526,500
6.00%, 10/01/20		3,227	3,509,363
8.13%, 4/01/22		5,385	6,041,324
6.75%, 6/15/23 (a)		2,623	2,741,035
TerraForm Power Operating LLC, 5.88%, 2/01/23 (a)		7,853	7,926,661
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (a)		2,003	2,093,135
Time Warner Cable, Inc., 5.00%, 2/01/20		14,897	15,980,191
T-Mobile USA, Inc.:
6.63%, 4/28/21		2,395	2,535,587
6.73%, 4/28/22		1,190	1,261,400
6.00%, 3/01/23		1,342	1,399,035
6.50%, 1/15/24		2,310	2,439,221
6.38%, 3/01/25		5,775	6,056,531
TransDigm, Inc.:
6.00%, 7/15/22		3,770	3,760,575
6.50%, 7/15/24		5,115	5,140,575
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		3,235	3,202,650
5.88%, 6/15/24		2,195	2,162,075
U.S. Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 4/01/21		865	970,770
Series 2012-2, Class B, 6.75%, 12/03/22		2,693	2,908,477
Series 2012-2, Class C, 5.45%, 6/03/18 (j)		12,800	12,896,000
Series 2013-1, Class B, 5.38%, 11/15/21		6,768	6,954,470
Union Pacific Railroad Co. Pass Through Trust, 3.23%, 5/14/26		7,802	7,797,696
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 2/15/27		5,813	5,972,407
Series 2014-2, Class B, 4.63%, 9/03/22		8,940	9,074,100
Unitedhealth Group, Inc.:
2.70%, 7/15/20		15,026	15,201,263
3.75%, 7/15/25		15,000	15,286,620
Univision Communications, Inc.:
5.13%, 5/15/23 (a)		4,650	4,661,625
5.13%, 2/15/25 (a)		1,369	1,372,423
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		5,664	5,950,740
5.38%, 3/15/20 (a)		3,217	3,305,467
5.63%, 12/01/21 (a)		12,800	13,136,000
5.50%, 3/01/23 (a)		1,702	1,740,295
4.50%, 5/15/23	EUR	20,680	22,371,120
5.88%, 5/15/23 (a)	USD	15,401	16,015,500
6.13%, 4/15/25 (a)		3,745	3,913,525
Ventas Realty LP, 4.13%, 1/15/26		6,535	6,546,580
Verizon Communications, Inc.:
6.40%, 9/15/33 (k)		10,564	12,212,797
4.40%, 11/01/34 (k)		23,880	22,385,996
Weatherford International Ltd., 5.50%, 2/15/16		9,299	9,440,363

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	27

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (concluded)
Wells Fargo & Co., 4.30%, 7/22/27	USD	15,755	$16,034,509
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)(j)		6,189	6,330,109
WR Grace & Co., 5.13%, 10/01/21 (a)		2,000	2,020,000
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	2,400	2,620,901
6.50%, 6/15/22 (a)	USD	7,334	7,214,823

			1,940,263,069
Vietnam — 0.0%
Vingroup JSC, 11.63%, 5/07/18		810	870,819
Total Corporate Bonds — 62.0%			3,647,590,034

Floating Rate Loan Interests
British Virgin Islands — 0.0%
Vistra Group Ltd.:
Term B Loan, 4.75%, 7/09/22	EUR	1,317	1,449,388
Term B Loan, 9.00%, 7/21/23		525	578,022

			2,027,410
Canada — 0.3%
1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-2 Loan, 3.75%, 12/10/21	USD	8,459	8,477,364
Ceva Logistics Canada, ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		129	118,334
Valeant Pharmaceuticals International, Term B-1 Loan, 4.00%, 4/01/22		10,547	10,578,092

			19,173,790
Cayman Islands — 0.2%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21		11,817	11,829,273
Denmark — 0.4%
Nassa Midco AS, Facility B (EUR), 4.25%, 7/09/21	EUR	18,950	20,798,923
France — 0.4%
Linxens France SA (FKA Micro Connections), Term Loan, 4.54%, 7/29/22		1,640	1,792,123
Numericable Group SA, Euro Denominated Tranche B-1 Loan, 4.50%, 5/21/20		12,219	13,434,770
Verallia (Horizon Holdings III SAS), Term B Loan, 5.00%, 7/22/22		5,202	5,710,694
Vivarte, Term Loan, 4.00%, 10/29/19		3,800	4,116,715

			25,054,302
Germany — 0.8%
Douglas Holding AG, Term B Loan, 6.00%, 6/24/22		11,011	12,121,121
IVG Immobilien AG:
Facility A-1 Loan, 9.43%, 6/02/17		2,200	2,392,003
Facility A-2 Loan, 9.43%, 6/02/17		3,262	3,546,223
Kleopatra Holdings 2 SCA:
Initial GmbH Euro Term Loan, 5.00%, 4/28/20		2,493	2,752,729
Term Loan, 5.00%, 4/28/20		2,817	3,110,583
PAW Luxco II S.A.R.L. (Jack Wolfskin), Facility B, 5.00%, 7/29/18		7,020	6,910,976
Schaeffler AG (FKA INA Beteiligungsgesellschaft mit beschränkter Haftung), Facility B-EUR, 4.25%, 5/15/20		7,758	8,555,066

Floating Rate Loan Interests		Par (000)	Value
Germany (concluded)
Springer SBM Two Gmbh, Term B-8 Loan, 4.75%, 8/14/20	EUR	6,115	$6,736,726

			46,125,427
Italy — 0.2%
Sit SpA, Medium-Term Facility B, 5.50%, 4/30/20		12,000	12,915,413
Luxembourg — 1.2%
Altice Financing SA, Euro Denominated Tranche Loan, 5.25%, 2/04/22		3,690	4,053,553
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B3, 4.25%, 1/17/22		3,761	4,147,850
Azelis S.A. (AKA Azelis Holding S.A.), Term B Loan, 5.00%, 4/01/22		4,940	5,380,159
BSN Medical Luxembourg Finance Holding S.à r.l., Term C-2 Loan, 4.00%, 8/28/19		4,828	5,312,562
Constantinople Lux I S.à r.l.:
Facility B1 (EUR), 4.75%, 4/30/22	EUR	5,204	5,736,471
Facility B2 (EUR), 4.75%, 4/30/22		777	856,344
ConvaTec, Inc., Euro Term Loan, 4.25%, 6/15/20		4,340	4,778,795
Endo Luxembourg Finance Co. I S.à r.l.:
Bridge Loan, 3.25%, 6/24/16	USD	2,465	2,465,000
Term B Loan, 3.75%, 6/24/22		3,355	3,368,051
Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan, 3.75%, 6/30/19		1,196	1,181,198
IVG Immobilien AG:
Facility A2, 1.94%, 6/02/17	EUR	38	42,043
Facility A3, 1.96%, 6/02/17		10	10,511
Tranche B, 1.94%, 6/02/17		69	75,732
Tranche C, 1.94%, 6/02/17		100	110,050
Linxens France SA (FKA Micro Connections), Term Loan, 9.25%, 7/31/23		1,090	1,185,121
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21	USD	3,496	3,487,989
Onex Wizard Acquisition Company II S.C.A., Initial Euro Term Loan, 4.25%, 3/11/22	EUR	6,457	7,103,815
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20	USD	320	300,400
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		2,604	2,536,920
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.00%, 7/08/22		498	501,959
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 5.75%, 9/02/21		11,104	11,128,851
Xella International SA, Facility G, 3.75%, 3/31/19	EUR	6,020	6,607,362

			70,370,736
Netherlands — 1.0%
Action Holding BV (FKA Peer Holdings BV), Term B (A2), 4.50%, 1/13/21		7,497	8,258,838
Amaya Holdings BV, Initial Term B Loan (First Lien), 5.00%, 8/01/21	USD	4,690	4,678,589
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		749	686,334
Charger OpCo BV, Term B-1 EUR Loan, 4.25%, 7/23/21	EUR	17,430	19,193,023
Maxeda DIY Holding BV:
Term D-1 Loan, 4.88%, 6/27/17		265	276,965
Term D-2 Loan, 4.88%, 6/27/17		2,566	2,683,679
Yellow Maple Holding BV:
Facility B1, 4.00%, 9/17/21		9,195	10,084,568
Facility B3, 5.07%, 9/23/21	GBP	5,250	8,181,588

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value
Netherlands (concluded)
Ziggo BV:
EUR B1 Facility, 3.75%, 1/15/22	EUR	1,862	$2,039,010
EUR B2 Facility, 3.75%, 1/15/22		1,200	1,313,699
EUR B3 Facility, 3.75%, 1/15/22		3,370	3,690,306

			61,086,599
Serbia — 0.1%
Charter Communications Operating LLC (AKA CCO Safari LLC), Term I Loan, 3.50%, 1/23/23	USD	4,960	4,970,862
South Korea — 0.0%
CCC Information Services, Inc. (FKA CCC Holdings, Inc.), Term Loan, 4.00%, 12/20/19		458	455,244
Spain — 0.1%
Car Rentals Subsidiary S.L.U. (AKA Goldcar), Facility B, 6.50%, 6/18/20	EUR	7,380	7,906,506
United Kingdom — 1.5%
Bestway UK Holdco Ltd., Facility B, 5.26%, 10/06/21	GBP	11,170	17,443,586
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21	USD	719	659,073
INEOS Finance PLC, 2020 Euro Term Loan, 4.00%, 12/15/20	EUR	14,444	15,779,080
Nelson Bidco Ltd.:
Initial Term Loan (First Lien), 5.43%, 12/10/21	GBP	10,517	16,461,676
Initial Term Loan (Second Lien), 8.25%, 12/09/22		9,800	15,390,293
Saga Mid Co. Ltd., Facility A, 2.76%, 4/25/19		6,486	9,763,768
Virgin Media Investment Holdings Ltd.:
E Facility, 4.25%, 6/30/23		7,970	12,410,349
F Facility, 3.50%, 6/30/23	USD	347	345,460

			88,253,285
United States — 4.2%
Academy Ltd., Initial Term Loan, 5.00%, 7/01/22		2,255	2,263,772
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		915	874,941
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), 4.25%, 7/23/21		4,620	4,592,644
Alere, Inc. (FKA IM U.S. Holdings, LLC), Term B Loan, 4.25%, 6/20/22		640	642,400
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 4.25%, 12/10/18		244	244,471
Alliant Holdings I, LLC, Initial Term Loan, 5.00%, 12/20/19		449	448,641
Allied Security Holdings LLC, Closing Date Term Loan (First Lien), 4.25%, 2/12/21		3,610	3,601,086
American Capital, Ltd. (FKA American Capital Strategies, Ltd.), Term B Loan, 3.50%, 8/22/17		215	214,406
American Energy - Marcellus LLC, Initial Loan (Second Lien), 8.50%, 8/04/21		12,577	4,716,250
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		194	166,087
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		1,138	1,136,042
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21		1,937	1,953,484

Floating Rate Loan Interests		Par (000)	Value
United States (continued)
Bass Pro Group LLC, New Term Loan (2015), 4.00%, 6/05/20	USD	2,064	$2,067,652
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		1,396	1,397,170
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		1,055	1,055,443
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		2,627	2,636,273
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		4,560	4,361,496
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 3.75%, 1/30/20		2,579	2,580,523
Caesars Entertainment Resort Properties, LLC, Term B Loan, 7.00%, 10/11/20		10,021	9,357,100
Capsugel Holdings US, Inc., Initial Term Loan, 3.50%, 8/01/18		1,737	1,734,099
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		3,465	3,477,998
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		10,681	10,707,583
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		1,033	946,668
CHS/Community Health Systems, Inc., Incremental 2019 Term G Loan, 3.75%, 12/31/19		8,750	8,758,750
Connolly Intermediate, Inc., Initial Term Loan (First Lien), 4.50%, 5/14/21		3,911	3,920,276
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		2,000	1,994,305
CPG International, Inc., Term Loan, 4.75%, 9/30/20		2,707	2,689,870
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		1,391	1,393,226
Dell International LLC, Term C Loan, 3.75%, 10/29/18		12,498	12,499,326
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		1,161	1,163,170
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		3,665	3,681,786
Epicor Software Corp. (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		2,975	2,969,050
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		303	284,406
First Data Corp.:
2018 New Dollar Term Loan, 3.69%, 3/23/18		11,745	11,708,356
2018B Second New Term Loan, 3.69%, 9/24/18		1,005	1,001,945
Freescale Semiconductor, Inc.:
Tranche B-4 Term Loan, 4.25%, 2/28/20		1,031	1,032,928
Tranche B-5 Term Loan, 5.00%, 1/15/21		3,731	3,745,376
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		8,898	8,846,333
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loam, 3.19%, 2/27/21		8,957	8,978,121
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		1,403	1,402,645
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		8,344	8,315,218

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	29

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests		Par (000)	Value
United States (continued)
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20	USD	2,825	$2,803,336
Informatica Corp., USD Term Loan (First Lien), 4.50%, 6/03/22		4,833	4,830,292
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		2,402	2,410,001
Kronos, Inc., Incremental Term Loan (First Lien), 4.50%, 10/30/19		1,770	1,769,451
Las Vegas Sands LLC, Term B Loan, 3.25%, 12/19/20		5,319	5,306,926
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		405	405,887
MacDermid, Inc., Tranche B Term Loan (First Lien), 4.50%, 6/07/20		1,127	1,130,347
MGM Resorts International (MGM Grand Detroit, LLC), Term B Loan, 3.50%, 12/20/19		829	825,021
Michaels Stores, Inc., Term B Loan, 3.75%, 1/28/20		1,300	1,301,219
Northwest Airlines, Inc.:
Term B757-200 Loan, 1.63%, 9/10/18		323	309,432
Term B757-200 Loan, 1.63%, 9/10/18		321	307,198
Term B757-300 Loan, 1.63%, 3/10/17		319	304,964
Term B757-300 Loan, 2.25%, 3/10/17		300	293,684
Term B757-300 Loan, 2.25%, 3/10/17		300	292,816
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		7,875	7,869,627
Offshore Group Investment Ltd. (Vantage Drilling Co.), Second Term Loan, 5.75%, 3/28/19		255	128,236
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		3,713	3,683,505
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		2,267	2,264,542
Party City Holdings, Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19		5,336	5,331,197
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		195	194,972
PetSmart, Inc., Tranche B-1 Loan, 4.25%, 3/11/22		3,396	3,407,118
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		951	951,134
Pinnacle Foods Finance LLC, Tranche H Term Loan, 3.00%, 4/29/20		1,346	1,342,660
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 4.40%, 10/10/16		6	6,036
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		2,360	2,359,950
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		360	363,150
Riverbed Technology, Inc., Term Loan, 6.00%, 4/25/22		2,214	2,238,809
ROC Finance LLC, Funded Term B Loan, 5.00%, 6/20/19		403	392,754
Sabre GLBL, Inc. (FKA Sabre, Inc.), Term B Loan, 4.00%, 2/19/19		3,447	3,455,640
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		744	654,401
The ServiceMaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		8,590	8,599,623
Spectrum Brands, Inc.:
Euro Term Loan, 3.50%, 6/23/22	EUR	4,190	4,613,169
USD Term Loan, 3.75%, 6/23/22	USD	2,303	2,309,598
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		4,345	4,340,489
SS&C Technologies, Inc./Sunshine Acquisition II, Inc., Term B-1 Loan, 4.00%, 7/08/22		3,024	3,045,220
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		2,208	2,213,461

Floating Rate Loan Interests		Par (000)	Value
United States (concluded)
Surgical Care Affiliates, Inc., Initial Term Loan, 4.25%, 3/17/22	USD	798	$798,000
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		5,696	5,701,421
Tribune Media Co. (FKA Tribune Co.), Term B Loan, 3.75%, 12/28/20		323	323,143
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		6,528	6,521,250
WESCO Distribution, Inc., Tranche B-1 Loan, 3.75%, 12/12/19		142	142,119
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		2,579	2,567,291

			243,670,405
Total Floating Rate Loan Interests — 10.4%			614,638,175

Foreign Agency Obligations
Brazil — 0.4%
Petrobras Global Finance BV:
5.38%, 10/01/29	GBP	2,405	2,883,844
6.63%, 1/16/34		6,460	8,216,129
7.25%, 3/17/44	USD	14,735	12,930,994

			24,030,967
Canada — 0.0%
NOVA Chemicals Corp., 5.00%, 5/01/25 (a)		2,160	2,138,400
China — 0.2%
Bank of China Ltd., 5.00%, 11/13/24		3,000	3,086,499
CCBL Cayman Corp. Ltd., 3.25%, 7/28/20		1,050	1,034,933
CCCI Treasure Ltd., 3.50% (b)(g)		2,700	2,660,310
Minmetals Bounteous Finance BVI Ltd., 4.75%, 7/30/25		1,900	1,893,730

			8,675,472
Germany — 0.6%
Bayerische Landesbank, 0.80%, 2/07/19 (b)	EUR	3,950	4,120,921
HSH Nordbank AG:
0.79%, 2/14/17 (b)		19,143	15,578,627
0.83%, 2/14/17 (b)		16,875	13,714,389

			33,413,937
India — 0.0%
Bharat Petroleum Corp. Ltd., 4.63%, 10/25/22	USD	200	206,180
NTPC Ltd., 5.63%, 7/14/21		460	505,408

			711,588
Indonesia — 0.0%
Pelabuhan Indonesia II PT:
4.25%, 5/05/25		2,400	2,256,000
5.38%, 5/05/45		400	347,120

			2,603,120
Mongolia — 0.0%
Trade & Development Bank of Mongolia LLC, 9.38%, 5/19/20		2,050	2,103,300
Venezuela — 0.1%
Petroleos de Venezuela SA:
5.25%, 4/12/17		4,700	2,266,810
6.00%, 11/15/26		4,200	1,392,720

			3,659,530
Total Foreign Agency Obligations — 1.3%			77,336,314

See Notes to Financial Statements.

30	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Croatia — 0.0%
Republic of Croatia, 3.88%, 5/30/22	EUR	1,800	$2,026,270
Dominican Republic — 0.1%
Dominican Republic International Bond, 7.45%, 4/30/44	USD	2,800	3,010,000
Ecuador — 0.1%
Ecuador Government International Bond, 7.95%, 6/20/24		3,000	2,512,500
Gabon — 0.0%
Gabonese Republic, 6.95%, 6/16/25		1,457	1,405,918
Germany — 0.2%
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	10,700	13,047,694
Greece — 0.0%
Hellenic Republic, 3.00%, 2/24/24 (l)		3,917	2,284,149
Hungary — 0.1%
Hungary Government International Bond, 5.38%, 3/25/24	USD	4,500	4,923,900
Indonesia — 0.2%
Perusahaan Penerbit SBSN Indonesia III, 4.33%, 5/28/25		450	441,563
Republic of Indonesia:
2.88%, 7/08/21	EUR	3,700	4,119,437
3.38%, 7/30/25		1,300	1,415,160
6.75%, 1/15/44	USD	4,100	4,776,500

			10,752,660
Italy — 1.7%
Buoni Poliennali Del Tesoro:
5.50%, 11/01/22	EUR	2,600	3,650,405
4.50%, 5/01/23		44,440	59,485,391
4.50%, 3/01/24		16,490	22,166,947
3.10%, 9/15/26		10,700	15,450,946

			100,753,689
Mongolia — 0.0%
Mongolian People’s Republic, 7.50%, 6/30/18	CNH	4,000	617,285
Portugal — 0.4%
Portugal Obrigacoes do Tesouro OT, 2.88%, 10/15/25	EUR	6,100	6,987,848
Republic of Portugal, 5.13%, 10/15/24	USD	12,875	13,570,919

			20,558,767
Russia — 0.1%
Russia Federation, 7.50%, 3/31/30 (l)		4,188	4,899,375
Serbia — 0.1%
Republic of Serbia, 5.88%, 12/03/18		7,400	7,785,688
Slovenia — 0.1%
Republic of Slovenia, 4.63%, 9/09/24	EUR	3,400	4,555,538
Spain — 0.1%
Kingdom of Spain, 4.40%, 10/31/23		5,339	7,085,518
Sri Lanka — 0.0%
Republic of Sri Lanka:
6.25%, 10/04/20	USD	1,400	1,442,000
6.25%, 7/27/21		540	550,125

			1,992,125
Venezuela — 0.0%
Bolivarian Republic of Venezuela, 11.75%, 10/21/26		1,500	624,750
Total Foreign Government Obligations — 3.2%			188,835,826

Investment Companies — 0.1%		Shares	Value
Alerian MLP ETF		316,500	$4,877,265

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 0.2%
United Kingdom — 0.2%
Grifonas Finance PLC, Series 1, Class A, 0.40%, 8/28/39 (b)	EUR	12,775	8,956,593
Paragon Mortgages No. 13 PLC, Series 2006-13X, Class A2C, 0.47%, 1/15/39 (b)	USD	6,014	5,432,406

			14,388,999
Commercial Mortgage-Backed Securities — 1.9%
Ireland — 0.1%
German Residential Funding Ltd., Series 2013-1, Class E, 4.14%, 8/27/24 (b)	EUR	3,556	4,036,524
United States — 1.8%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AJ, 5.57%, 6/10/49 (b)	USD	4,000	4,152,868
BXHTL Mortgage Trust:
Series 2015-JWRZ, Class DR3, 4.08%, 5/15/29 (a)(b)		7,500	7,275,000
Series 2015-JWRZ, Class GL3, 3.76%, 5/15/29 (a)(b)		11,100	10,561,469
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, 4.44%, 12/15/27 (a)(b)		4,700	4,712,088
Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class F, 3.69%, 6/11/27 (a)(b)		21,235	21,175,754
Commercial Mortgage Trust:
Series 2014-PAT, Class E, 3.34%, 8/13/27 (a)(b)		1,000	993,426
Series 2014-PAT, Class F, 2.63%, 8/13/27 (a)(b)		2,000	1,906,292
Series 2014-PAT, Class G, 1.78%, 8/13/27 (a)(b)		2,000	1,713,060
Core Industrial Trust:
Series 2015-CALW, Class F, 3.85%, 2/10/34 (a)(b)		4,620	4,421,682
Series 2015-CALW, Class G, 3.85%, 2/10/34 (a)(b)		5,640	5,249,148
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.95%, 9/15/39 (b)		3,300	3,398,568
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.88%, 4/15/37		555	555,638
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.38%, 12/15/19 (a)(b)		3,415	3,212,989
Series 2015-NRF, Class FFX, 3.38%, 12/15/19 (a)(b)		4,620	4,269,966
Series 2015-NRF, Class GFX, 3.38%, 12/15/19 (a)(b)		14,125	12,699,420
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (a)(b)		4,673	4,729,772
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class B, 5.85%, 6/15/38 (b)		4,710	4,843,472

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	31

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Series 2007-C1, Class AJ, 5.48%, 2/15/40	USD	4,870	$5,035,858
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 5.95%, 2/15/51 (b)		5,211	5,387,846

			106,294,316
Total Non-Agency Mortgage-Backed Securities — 2.1%			124,719,839

Preferred Securities
Capital Trusts
China — 0.1%
China Life Insurance Co. Ltd., 4.00%, 7/03/75 (b)		2,800	2,757,440
Industrial & Commercial Bank of China Ltd., 6.00% (b)(g)		3,000	3,127,140

			5,884,580
France — 1.1%
Credit Agricole Assurances SA, 4.25% (b)(g)	EUR	24,000	26,342,171
Electricite de France SA:
5.00% (b)(g)		7,700	9,259,890
5.88% (b)(g)	GBP	7,300	11,727,766
Orange SA:
4.00% (b)(g)	EUR	3,450	3,971,437
4.25% (b)(g)		4,269	4,969,732
5.00% (b)(g)		7,225	8,470,454

			64,741,450
Germany — 0.1%
HSH Nordbank AG, 7.25% (b)(g)	USD	25,485	6,172,467
Ireland — 0.1%
Bank of Ireland, 7.38% (b)(g)	EUR	5,025	5,695,854
Italy — 0.3%
Enel SpA:
6.50%, 1/10/74 (b)		9,900	12,082,047
5.00%, 1/15/75 (b)		2,720	3,217,853

			15,299,900
South Korea — 0.0%
Shinsegae Co. Ltd., 2.63%, 5/08/45 (b)	USD	900	887,130
Spain — 1.1%
Banco Bilbao Vizcaya Argentaria SA:
7.00% (b)(g)	EUR	13,400	15,010,873
9.00% (b)(g)	USD	4,000	4,340,000
Banco Popular Espanol SA, 11.50% (b)(g)	EUR	8,300	10,305,987
Banco Santander SA, 6.25% (b)(g)		11,200	12,331,169
Gas Natural Fenosa Finance BV, 4.13% (b)(g)		8,500	9,510,153
Telefonica Europe BV, 5.00% (b)(g)		9,900	11,484,257

			62,982,439
Switzerland — 0.3%
Credit Suisse Group AG, 6.25% (a)(b)(g)	USD	17,450	16,991,937
United Arab Emirates — 0.0%
National Bank of Abu Dhabi PJSC, 5.25% (b)(g)		1,650	1,676,813
United Kingdom — 0.6%
Coventry Building Society, 6.38% (b)(g)	GBP	3,600	5,488,405
HBOS Capital Funding LP, 6.85% (b)(g)	USD	4,341	4,444,160
Lloyds Banking Group PLC, 6.38% (b)(g)	EUR	15,614	18,048,339

Preferred Securities		Par (000)	Value
United Kingdom (concluded)
Santander UK Group Holdings PLC, 7.38% (b)(g)	GBP	3,810	$6,088,515

			34,069,419
United States — 2.3%
Bank of America Corp.:
6.25% (b)(g)	USD	25,385	25,408,608
6.50% (b)(g)		20,000	20,650,000
Capital One Financial Corp., 5.55% (b)(g)		7,500	7,509,000
Citigroup, Inc.:
5.90% (b)(g)		7,374	7,330,493
5.95% (b)(g)		9,206	9,125,447
JPMorgan Chase & Co.:
5.00% (b)(g)		10,000	9,776,000
7.90% (b)(g)		4,650	4,905,750
NBCUniversal Enterprise, Inc., 5.25% (a)(g)		4,000	4,255,000
State Street Capital Trust IV, 1.29%, 6/15/37 (b)		23,965	20,879,506
Voya Financial, Inc., 5.65%, 5/15/53 (b)(j)		17,280	17,653,248
Wells Fargo & Co., 5.85% (b)(g)		374,200	9,635,650

			137,128,702
Total Capital Trusts — 6.0%			351,530,691

Preferred Stocks		Shares
Luxembourg — 0.0%
Novartex Holding Luxembourg SCA Equity, 0.00% (e)(g)		3,800	—
Netherlands — 0.4%
RBS Capital Funding Trust V, 5.90% (g)		72,103	1,776,618
RBS Capital Funding Trust VI, 6.25% (g)		151,363	3,812,834
RBS Capital Funding Trust VII, 6.08% (g)		728,691	18,173,554

			23,763,006
Spain — 0.1%
Santander Finance Preferred SAU, 4.00% (g)		164,000	3,773,640
United Kingdom — 0.0%
Royal Bank of Scotland Group PLC:
6.13% (g)		19,117	478,690
6.60% (g)		95,580	2,413,395

			2,892,085
United States — 0.2%
Allergan PLC, Series A, 1.38% (g)		9,010	10,020,291
Total Preferred Stocks — 0.7%			40,449,022
Total Preferred Securities — 6.7%			391,979,713
U.S. Treasury Obligations		Par (000)
U.S. Treasury Bonds:
2.50%, 2/15/45 (k)	USD	49,522	45,150,148
3.00%, 5/15/45 (k)		92,205	93,487,203
U.S. Treasury Notes:
0.88%, 7/15/18 (k)		104,610	104,274,934
1.38%, 3/31/20 (m)		11,320	11,261,634
2.13%, 6/30/22		19,733	19,976,584
Total U.S. Treasury Obligations — 4.7%			274,150,503
Total Long-Term Investments (Cost — $6,317,921,842) — 102.5%			6,025,525,571

See Notes to Financial Statements.

32	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements — 21.8%
Barclays Bank PLC, (4.00)%, Open (Purchased on 1/12/15 to be repurchased at $1,630,491, collateralized by Nigeria Government International Bond, 6.38% due at 7/12/23, original par and fair value of USD 2,700,000 and $2,633,040, respectively)	USD	2,487	$2,487,189
Barclays Capital, Inc., (2.55)%, Open (Purchased on 6/10/15 to be repurchased at $8,105,732, collateralized by Anadarko Petroleum Corp., 3.45% due at 7/15/24, original par and fair value of USD 10,600,000 and $10,357,207, respectively)		10,600	10,600,000
Barclays Capital, Inc., (2.50)%, Open (Purchased on 5/19/15 to be repurchased at $14,332,280, collateralized by Freeport-McMoRan, Inc., 3.10% due at 3/15/20, original par and fair value of USD 16,515,000 and $15,069,938, respectively)		16,329	16,329,206
Barclays Capital, Inc., (0.35)%, Open (Purchased on 7/09/15 to be repurchased at $4,418,382, collateralized by Continental Resources, Inc., 3.80% due at 6/01/24, original par and fair value of USD 5,000,000 and $4,401,750, respectively)		4,563	4,562,500
Barclays Capital, Inc., (0.15)%, Open (Purchased on 12/16/14 to be repurchased at $23,290,758, collateralized by Potash Corp. of Saskatchewan, Inc., 5.63% due at 12/01/40, original par and fair value of USD 19,999,000 and $22,401,160, respectively)		24,249	24,248,787
Barclays Capital, Inc., (0.15)%, Open (Purchased on 2/10/15 to be repurchased at $8,588,568, collateralized by Total Capital International SA, 3.75% due at 4/10/24, original par and fair value of USD 8,000,000 and $8,275,832, respectively)		8,710	8,710,000
Barclays Capital, Inc., (0.15)%, Open (Purchased on 2/13/15 to be repurchased at $39,534,057, collateralized by Royal Bank of Canada, 2.15% due at 3/15/19, original par and fair value of USD 39,097,000 and $39,426,822, respectively)		39,781	39,781,197
Barclays Capital, Inc., (0.15)%, Open (Purchased on 6/02/15 to be repurchased at $14,544,394, collateralized by EOG Resources, Inc., 2.63% due at 3/15/23, original par and fair value of USD 15,000,000 and $14,465,955, respectively)		14,719	14,718,750
Barclays Capital, Inc., (0.15)%, Open (Purchased on 6/12/15 to be repurchased at $6,814,057, collateralized by Comcast Corp., 3.38% due at 8/15/25, original par and fair value of USD 7,000,000 and $6,978,685, respectively)		6,921	6,921,250
Barclays Capital, Inc., (0.15)%, Open (Purchased on 7/22/15 to be repurchased at $29,102,391, collateralized by Kinder Morgan, Inc., 4.30% due at 6/01/25, original par and fair value of USD 31,060,000 and $29,509,205, respectively)		29,546	29,545,825
Barclays Capital, Inc., (0.15)%, Open (Purchased on 7/23/15 to be repurchased at $31,912,179, collateralized by International Business Machines Corp., 4.00% due at 6/20/42, original par and fair value of USD 36,717,000 and $33,812,135, respectively)		33,275	33,274,781

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Capital, Inc., (0.10)%, Open (Purchased on 3/13/15 to be repurchased at $15,090,454, collateralized by Standard Chartered PLC, 5.70% due at 3/26/44, original par and fair value of USD 13,775,000 and $14,627,810, respectively)	USD	15,549	$15,548,531
Barclays Capital, Inc., (0.10)%, Open (Purchased on 4/30/15 to be repurchased at $10,395,448, collateralized by Citigroup, Inc., 5.88% due at 1/30/42, original par and fair value of USD 8,600,000 and $10,082,649, respectively)		10,686	10,685,500
BNP Paribas Securities Corp., 0.21%, 8/03/15 (Purchased on 7/31/15 to be repurchased at $67,858,398, collateralized by U.S. Treasury Notes, 1.63% due at 6/30/20, original par and fair value of USD 67,071,000 and $67,348,741, respectively)		67,155	67,154,839
BNP Paribas Securities Corp., 0.22%, Open (Purchased on 7/30/15 to be repurchased at $77,166,503, collateralized by U.S. Treasury Notes, 1.63% due at 6/30/20, original par and fair value of USD 76,233,000 and $76,548,681, respectively)		76,328	76,328,291
BNP Paribas Securities Corp., 0.24%, Open (Purchased on 7/02/15 to be repurchased at $40,218,771, collateralized by U.S. Treasury Notes, 1.50% due at 5/31/20, original par and fair value of USD 40,094,000 and $40,056,392, respectively)		39,743	39,743,176
Citigroup Global Markets, Inc., (2.25)%, Open (Purchased on 7/01/15 to be repurchased at $7,946,796, collateralized by Anadarko Petroleum Corp., 3.45% due at 7/15/24, original par and fair value of USD 10,000,000 and $9,770,950, respectively)		10,013	10,012,500
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 6/09/15 to be repurchased at $11,287,479, collateralized by PepsiCo, Inc., 2.75% due at 4/30/25, original par and fair value of USD 12,000,000 and $11,536,872, respectively)		11,460	11,460,000
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 6/15/15 to be repurchased at $26,376,430, collateralized by Wachovia Capital Trust III, 5.57% (g), original par and fair value of USD 28,300,000 and $27,999,313, respectively)		27,840	27,840,125
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 1/12/15 to be repurchased at $19,712,578, collateralized by The Goldman Sachs Group, Inc., 4.80% due at 7/08/44, original par and fair value of USD 18,600,000 and $18,910,378, respectively)		20,321	20,320,500
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 3/03/15 to be repurchased at $40,944,425, collateralized by Verizon Communications, Inc., 3.50% due at 11/01/24, original par and fair value of USD 40,000,000 and $39,348,360, respectively)		41,350	41,350,000
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 3/10/15 to be repurchased at $46,711,953, collateralized by Anheuser-Busch InBev Finance, Inc., 3.70% due at 2/01/24, original par and fair value of USD 45,000,000 and $46,210,185, respectively)		47,138	47,137,500

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	33

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 6/08/15 to be repurchased at $8,464,532, collateralized by Pepsico, Inc., 5.50% due at 1/15/40, original par and fair value of USD 7,500,000 and $8,677,620, respectively)	USD	8,681	$8,681,250
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 6/10/15 to be repurchased at $1,428,519, collateralized by Eastman Chemical Co., 3.60% due at 8/15/22, original par and fair value of USD 1,425,000 and $1,440,695, respectively)		1,439	1,439,000
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 6/10/15 to be repurchased at $2,257,313, collateralized by Sunoco Logistics Partners Operations LP, 5.35% due at 5/15/45, original par and fair value of USD 2,500,000 and $2,291,975, respectively)		2,328	2,328,000
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 6/10/15 to be repurchased at $4,767,828, collateralized by Freeport-McMoRan, Inc., 5.45% due at 3/15/43, original par and fair value of USD 5,746,000 and $4,223,310, respectively)		4,906	4,906,000
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 6/10/15 to be repurchased at $7,453,562, collateralized by Amazon.com, Inc., 3.80% due at 12/05/24, original par and fair value of USD 7,500,000 and $7,544,070, respectively)		7,526	7,526,000
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 7/17/15 to be repurchased at $3,500,377, collateralized by Medtronic, Inc., 3.50% due at 3/15/25, original par and fair value of USD 3,500,000 and $3,493,536, respectively)		3,535	3,535,000
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 7/28/15 to be repurchased at $4,408,531, collateralized by Enterprise Products Operating LLC, 3.70% due at 2/15/26, original par and fair value of USD 4,600,000 and $4,454,152, respectively)		4,456	4,456,250
Credit Suisse Securities (USA) LLC, (0.15)%, Open (Purchased on 2/19/15 to be repurchased at $11,098,978, collateralized by Royal Bank of Canada, 2.15% due at 3/15/19, original par and fair value of USD 10,976,000 and $11,068,594, respectively)		11,168	11,168,080
Credit Suisse Securities (USA) LLC, (0.15)%, Open (Purchased on 7/27/15 to be repurchased at $17,083,991, collateralized by Bank of America Corp., 2.65% due at 4/01/19, original par and fair value of USD 16,864,000 and $17,108,107, respectively)		17,180	17,180,200
Deutsche Bank Securities, Inc., (3.00)%, Open (Purchased on 5/13/15 to be repurchased at $2,953,260, collateralized by Freeport-McMoRan, Inc., 3.10% due at 3/15/20, original par and fair value of USD 3,485,000 and $3,180,062, respectively)		3,463	3,463,219
Deutsche Bank Securities, Inc., (0.15)%, Open (Purchased on 2/11/15 to be repurchased at $8,619,607, collateralized by Statoil ASA, 3.70% due at 3/01/24, original par and fair value of USD 8,000,000 and $8,271,344, respectively)		8,740	8,740,000

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Deutsche Bank Securities, Inc., (0.15)%, Open (Purchased on 6/02/15 to be repurchased at $11,969,969, collateralized by Amazon.com, Inc., 2.50% due at 11/29/22, original par and fair value of USD 12,580,000 and $12,005,811, respectively)	USD	12,108	$12,108,000
Deutsche Bank Securities, Inc., (0.15)%, Open (Purchased on 7/27/15 to be repurchased at $7,546,111, collateralized by Southwestern Energy Co., 4.05% due at 1/23/20, original par and fair value of USD 7,350,000 and $7,476,104, respectively)		7,598	7,598,063
Deutsche Bank Securities, Inc., 0.25%, Open (Purchased on 6/25/15 to be repurchased at $26,784,468, collateralized by U.S. Treasury Bonds, 3.00% due at 11/15/44, original par and fair value of USD 25,697,000 and $26,010,195, respectively)		24,926	24,926,089
J.P. Morgan Securities LLC, (0.12)%, Open (Purchased on 6/15/15 to be repurchased at $8,007,120, collateralized by ConocoPhillips Co., 3.35% due at 11/15/24, original par and fair value of USD 8,000,000 and $7,890,776, respectively)		8,100	8,100,000
J.P. Morgan Securities LLC, (0.10)%, Open (Purchased on 4/30/15 to be repurchased at $8,398,787, collateralized by Bank of America Corp., 5.00% due at 1/21/44, original par and fair value of USD 7,750,000 and $8,163,323, respectively)		8,651	8,650,937
J.P. Morgan Securities LLC, (0.10)%, Open (Purchased on 7/31/15 to be repurchased at $3,719,178, collateralized by Citigroup, Inc., 2.50% due at 7/29/19, original par and fair value of USD 3,725,000 and $3,735,713, respectively)		3,734	3,734,313
J.P. Morgan Securities LLC, 0.17%, Open (Purchased on 4/06/15 to be repurchased at $186,175,876, collateralized by U.S. Treasury Notes, 1.75% due at 2/28/22, original par and fair value of USD 181,715,000 and $179,983,074, respectively)		183,986	183,986,332
J.P. Morgan Securities PLC, (0.50)%, Open (Purchased on 7/30/15 to be repurchased at EUR 4,756,278, collateralized by Portugal Obrigacoes do Tesouro OT, 4.35% due at 10/16/17, original par and fair value of EUR 3,900,000 and $4,654,267, respectively)	EUR	4,810	5,282,865
J.P. Morgan Securities PLC, (0.18)%, Open (Purchased on 7/30/15 to be repurchased at EUR 12,130,696, collateralized by Federal Republic of Germany, 0.75% due at 2/24/17, original par and fair value of EUR 11,877,000 and $13,250,002, respectively)		12,166	13,360,875
J.P. Morgan Securities PLC, (0.18)%, Open (Purchased on 7/30/15 to be repurchased at EUR 6,034,087, collateralized by Federal Republic of Germany, 2.50% due at 1/04/21, original par and fair value of EUR 5,295,000 and $6,583,422, respectively)		6,095	6,693,330
J.P. Morgan Securities PLC, 0.00%, Open (Purchased on 7/31/15 to be repurchased at $2,683,800, collateralized by Ecuador Government International Bond, 7.95% due at 6/20/24, original par and fair value of USD 3,000,000 and $2,512,500, respectively)		2,684	2,683,800

See Notes to Financial Statements.

34	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
JPMorgan Chase Bank N.A., (0.05)%, Open (Purchased on 7/09/15 to be repurchased at $2,712,748, collateralized by Ecuador Government International Bond, 7.95% due at 6/20/24, original par and fair value of USD 3,000,000 and $2,512,500, respectively)	USD	2,725	$2,725,117
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.18)%, Open (Purchased on 4/30/15 to be repurchased at $9,175,818, collateralized by Morgan Stanley, 6.38% due at 7/24/42, original par and fair value of USD 7,350,000 and $9,213,078, respectively)		9,656	9,656,063
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.18)%, Open (Purchased on 6/02/15 to be repurchased at $2,507,925, collateralized by International Paper Co., 3.65% due at 6/15/24, original par and fair value of USD 2,500,000 and $2,480,183, respectively)		2,550	2,550,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.15)%, Open (Purchased on 6/02/15 to be repurchased at $4,844,140, collateralized by Amazon.com, Inc., 2.50% due at 11/29/22, original par and fair value of USD 5,000,000 and $4,771,785, respectively)		4,900	4,900,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.15)%, Open (Purchased on 6/02/15 to be repurchased at $6,547,715, collateralized by Standard Chartered PLC, 5.70% due at 3/26/44, original par and fair value of USD 6,225,000 and $6,610,390, respectively)		6,848	6,848,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.24%, 8/03/15 (Purchased on 7/31/15 to be repurchased at $144,676,418, collateralized by U.S. Treasury Notes, 2.13% due at 5/15/25, original par and fair value of USD 142,555,000 and $141,574,935, respectively)		141,308	141,307,644
Morgan Stanley & Co. International PLC, (0.35)%, Open (Purchased on 5/05/15 to be repurchased at EUR 13,551,456, collateralized by Portugal Obrigacoes do Tesouro OT, 4.35% due at 10/16/17, original par and fair value of EUR 11,600,000 and $13,843,460, respectively)	EUR	13,670	15,013,222
RBC Capital Markets LLC, (3.50)%, Open (Purchased on 7/01/15 to be repurchased at $6,974,705, collateralized by Molson Coors Brewing Co., 3.50% due at 5/01/22, original par and fair value of USD 9,050,000 and $9,177,524, respectively)	USD	9,208	9,208,375
RBC Capital Markets LLC, (1.00)%, Open (Purchased on 3/18/15 to be repurchased at $6,155,635, collateralized by Diamond Offshore Drilling, Inc., 4.88% due at 11/01/43, original par and fair value of USD 10,000,000 and $7,704,870, respectively)		8,675	8,675,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 2/10/15 to be repurchased at $8,204,422, collateralized by BP Capital Markets PLC, 3.81% due at 2/10/24, original par and fair value of USD 8,000,000 and $8,121,424, respectively)		8,280	8,280,000

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 3/19/15 to be repurchased at $1,292,753, collateralized by Nabors Industries, Inc., 5.00% due at 9/15/20, original par and fair value of USD 1,300,000 and $1,351,154, respectively)	USD	1,300	$1,300,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 3/24/15 to be repurchased at $3,979,677, collateralized by Merck & Co., Inc., 2.75% due at 2/10/25, original par and fair value of USD 4,000,000 and $3,828,780, respectively)		4,020	4,020,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 4/30/15 to be repurchased at $8,518,965, collateralized by JPMorgan Chase & Co., 4.85% due at 2/01/44, original par and fair value of USD 7,800,000 and $8,230,591, respectively)		8,775	8,775,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 5/01/15 to be repurchased at $7,142,113, collateralized by Microsoft Corp., 2.70% due at 2/12/25, original par and fair value of USD 7,250,000 and $6,993,655, respectively)		7,214	7,213,750
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 5/05/15 to be repurchased at $3,909,809, collateralized by Oracle Corp., 2.95% due at 5/15/25, original par and fair value of USD 4,000,000 and $3,853,532, respectively)		3,950	3,950,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 5/27/15 to be repurchased at $13,351,048, collateralized by The Goldman Sachs Group, Inc., 5.15% due at 5/22/45, original par and fair value of USD 13,500,000 and $13,373,208, respectively)		13,770	13,770,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 6/02/15 to be repurchased at $22,032,886, collateralized by ConocoPhillips Co., 6.50% due at 2/01/39, original par and fair value of USD 17,500,000 and $21,776,685, respectively)		22,575	22,575,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 6/10/15 to be repurchased at $4,927,392, collateralized by Noble Energy, Inc., 3.90% due at 11/15/24, original par and fair value of USD 5,000,000 and $4,891,850, respectively)		4,975	4,975,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 6/15/15 to be repurchased at $19,356,618, collateralized by Abbott Laboratories, 2.95% due at 3/15/25, original par and fair value of USD 20,000,000 and $19,276,396, respectively)		19,550	19,550,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 7/06/15 to be repurchased at $3,434,142, collateralized by LyondellBasell Industries NV, 5.75% due at 4/15/24, original par and fair value of USD 3,000,000 and $3,381,444, respectively)		3,465	3,465,000

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	35

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (concluded)
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 7/15/15 to be repurchased at $14,961,658, collateralized by Time Warner Cable, Inc., 6.55% due at 5/01/37, original par and fair value of USD 15,000,000 and $15,318,585, respectively)	USD	15,300	$15,300,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 7/15/15 to be repurchased at $15,075,080, collateralized by Time Warner Cable, Inc., 6.75% due at 6/15/39, original par and fair value of USD 15,000,000 and $15,561,630, respectively)		15,450	15,450,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 7/16/15 to be repurchased at $3,979,231, collateralized by Kraft Heinz Foods Co., 3.95% due at 7/15/25, original par and fair value of USD 4,000,000 and $4,054,140, respectively)		4,020	4,020,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 7/16/15 to be repurchased at $9,944,911, collateralized by Seagate HDD, 4.75% due at 6/01/23, original par and fair value of USD 10,000,000 and $10,122,500, respectively)		10,025	10,025,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 7/23/15 to be repurchased at $9,933,173, collateralized by CCO Safari II LLC, 4.91% due at 7/23/25, original par and fair value of USD 10,035,000 and $10,057,217, respectively)		10,035	10,035,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 7/28/15 to be repurchased at $3,364,764, collateralized by E.I. Du Pont de Nemours & Co., 2.80% due at 2/15/23, original par and fair value of USD 3,425,000 and $3,331,258, respectively)		3,391	3,390,750
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 7/29/15 to be repurchased at $4,394,511, collateralized by Rio Tinto Finance USA Ltd., 3.75% due at 6/15/25, original par and fair value of USD 4,600,000 and $4,487,401, respectively)		4,439	4,439,000
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 7/29/15 to be repurchased at $7,988,127, collateralized by Caterpillar, Inc., 3.40% due at 5/15/24, original par and fair value of USD 7,902,000 and $8,035,504, respectively)		8,060	8,060,040
RBC Capital Markets LLC, (0.10)%, Open (Purchased on 7/31/15 to be repurchased at $6,761,942, collateralized by Verizon Communications, Inc., 3.50% due at 11/01/24, original par and fair value of USD 6,930,000 and $6,817,103, respectively)		6,826	6,826,050
Total Short-Term Securities (Cost — $1,286,271,958) — 21.8%			1,285,611,061
Options Purchased
(Cost — $8,462,844) — 0.1%			4,202,450
Total Investments Before Options Written, Borrowed Bonds and Investments Sold Short (Cost — $7,612,656,644) — 124.4%			7,315,339,082

Options Written
(Premiums Received — $1,941,340) — (0.0)%			(302,963)

Borrowed Bonds		Par (000)	Value
Corporate Bonds — (11.7)%
Abbott Laboratories, 2.95%, 3/15/25	USD	20,000	$ (19,276,396)
Amazon.com, Inc.:
2.50%, 11/29/22		17,580	(16,777,596)
3.80%, 12/05/24		7,500	(7,544,070)
Anadarko Petroleum Corp., 3.45%, 7/15/24		20,600	(20,128,157)
Anheuser-Busch InBev Finance, Inc., 3.70%, 2/01/24		45,000	(46,210,185)
Bank of America Corp.:
2.65%, 4/01/19		16,864	(17,108,107)
5.00%, 1/21/44		7,750	(8,163,323)
BP Capital Markets PLC, 3.81%, 2/10/24		8,000	(8,121,424)
Caterpillar, Inc., 3.40%, 5/15/24		7,902	(8,035,504)
CCO Safari II LLC, 4.91%, 7/23/25		10,035	(10,057,217)
Citigroup, Inc.:
2.50%, 7/29/19		3,725	(3,735,713)
5.88%, 1/30/42		8,600	(10,082,649)
Comcast Corp., 3.38%, 8/15/25		7,000	(6,978,685)
ConocoPhillips Co.:
3.35%, 11/15/24		8,000	(7,890,776)
6.50%, 2/01/39		17,500	(21,776,685)
Continental Resources, Inc., 3.80%, 6/01/24		5,000	(4,401,750)
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43		10,000	(7,704,870)
E.I. Du Pont de Nemours & Co., 2.80%, 2/15/23		3,425	(3,331,258)
Eastman Chemical Co., 3.60%, 8/15/22		1,425	(1,440,695)
Enterprise Products Operating LLC, 3.70%, 2/15/26		4,600	(4,454,152)
EOG Resources, Inc., 2.63%, 3/15/23		15,000	(14,465,955)
Freeport-McMoRan, Inc.:
3.10%, 3/15/20		20,000	(18,250,000)
5.45%, 3/15/43		5,746	(4,223,310)
The Goldman Sachs Group, Inc.:
4.80%, 7/08/44		18,600	(18,910,378)
5.15%, 5/22/45		13,500	(13,373,208)
International Business Machines Corp., 4.00%, 6/20/42		36,717	(33,812,135)
International Paper Co., 3.65%, 6/15/24		2,500	(2,480,183)
JPMorgan Chase & Co., 4.85%, 2/01/44		7,800	(8,230,591)
Kinder Morgan, Inc., 4.30%, 6/01/25		31,060	(29,509,205)
Kraft Heinz Foods Co., 3.95%, 7/15/25 (a)		4,000	(4,054,140)
LyondellBasell Industries NV, 5.75%, 4/15/24		3,000	(3,381,444)
Medtronic, Inc., 3.50%, 3/15/25 (a)		3,500	(3,493,536)
Merck & Co., Inc., 2.75%, 2/10/25		4,000	(3,828,780)
Microsoft Corp., 2.70%, 2/12/25		7,250	(6,993,655)
Molson Coors Brewing Co., 3.50%, 5/01/22		9,050	(9,177,524)
Morgan Stanley, 6.38%, 7/24/42		7,350	(9,213,078)
Nabors Industries, Inc., 5.00%, 9/15/20		1,300	(1,351,154)
Noble Energy, Inc., 3.90%, 11/15/24		5,000	(4,891,850)
Oracle Corp., 2.95%, 5/15/25		4,000	(3,853,532)
PepsiCo, Inc.:
2.75%, 4/30/25		12,000	(11,536,872)
5.50%, 1/15/40		7,500	(8,677,620)
Potash Corp. of Saskatchewan, Inc., 5.63%, 12/01/40		19,999	(22,401,160)
Rio Tinto Finance USA Ltd., 3.75%, 6/15/25		4,600	(4,487,401)
Royal Bank of Canada, 2.15%, 3/15/19		50,073	(50,495,416)
Seagate HDD, 4.75%, 6/01/23		10,000	(10,122,500)
Southwestern Energy Co., 4.05%, 1/23/20		7,350	(7,476,104)
Standard Chartered PLC, 5.70%, 3/26/44 (a)		20,000	(21,238,200)
Statoil ASA, 3.70%, 3/01/24		8,000	(8,271,344)
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45		2,500	(2,291,975)

See Notes to Financial Statements.

36	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Borrowed Bonds		Par (000)	Value
Corporate Bonds (concluded)
Time Warner Cable, Inc.:
6.55%, 5/01/37	USD	15,000	$(15,318,585)
6.75%, 6/15/39		15,000	(15,561,630)
Total Capital International SA, 3.75%, 4/10/24		8,000	(8,275,832)
Verizon Communications, Inc., 3.50%, 11/01/24		46,930	(46,165,463)
Wachovia Capital Trust III, 5.57% (b)(g)		28,300	(27,999,313)

			(687,032,285)
Foreign Government Obligations — (0.8)%
Ecuador Government International Bond, 7.95%, 6/20/24		6,000	(5,025,000)
Federal Republic of Germany:
0.75%, 2/24/17	EUR	11,877	(13,250,002)
2.50%, 1/04/21		5,295	(6,583,422)
Nigeria Government International Bond, 6.38%, 7/12/23	USD	2,700	(2,633,040)
Portugal Obrigacoes do Tesouro OT, 4.35%, 10/16/17	EUR	15,500	(18,497,727)

			(45,989,191)
U.S. Treasury Obligations — (9.0)%
U.S. Treasury Bonds, 3.00%, 11/15/44	USD	25,697	(26,010,195)
U.S. Treasury Notes:
1.50%, 5/31/20		40,094	(40,056,392)
1.63%, 6/30/20		143,304	(143,897,422)
1.75%, 2/28/22		181,715	(179,983,074)
2.13%, 5/15/25		142,555	(141,574,935)

			(531,522,018)
Total Borrowed Bonds (Proceeds — $1,286,136,976) — (21.5)%			(1,264,543,494)

Investments Sold Short		Shares
Common Stocks — (0.4)%
American Airlines Group, Inc.		5,000	(200,500)
Antero Resources Corp.		25,450	(700,130)
Bank of America Corp.		243,000	(4,344,840)
California Resources Corp.		80,000	(338,400)
Caterpillar, Inc.		61,890	(4,866,411)
Cheniere Energy, Inc. (e)		19,525	(1,346,639)
Chesapeake Energy Corp.		49,000	(424,340)
Citigroup, Inc.		47,700	(2,788,542)
HCA Holdings, Inc.		9,000	(837,090)
Hewlett-Packard Co.		133,210	(4,065,569)
JPMorgan Chase & Co.		25,000	(1,713,250)
Micron Technology, Inc.		28,500	(527,535)
Texas Instruments, Inc.		37,500	(1,874,250)

			(24,027,496)

Corporate Bonds — (0.6)%		Par (000)	Value
Bank of America Corp., 4.88%, 04/01/44	USD	10,000	$(10,391,240)
Caterpillar, Inc., 3.40%, 05/15/24		7,098	(7,217,921)
JPMorgan Chase & Co., 4.85%, 02/01/44		10,000	(10,552,040)
Morgan Stanley, 6.38%, 07/24/42		5,040	(6,317,539)

			(34,478,740)
Investment Companies — (0.4)%		Shares
Health Care Select Sector SPDR Fund		55,800	(4,273,722)
Industrial Select Sector SPDR Fund		9,000	(487,980)
iShares iBoxx $ High Yield Corporate Bond ETF (n)		134,125	(11,798,976)
Market Vector Semiconductor ETF		50,375	(2,627,056)
Powershares QQQ Trust Series 1		28,000	(3,134,600)
SPDR S&P Oil & Gas Exploration & Production ETF		72,500	(2,780,375)

			(25,102,709)
U.S. Treasury Obligations — (2.0)%		Par (000)
U.S. Treasury Notes, 1.63%, 06/30/20	USD	19,200	(19,279,507)
U.S. Treasury Notes, 2.13%, 05/15/25		42,762	(42,468,011)
U.S. Treasury Notes, 1.63%, 07/31/20		15,310	(15,367,413)
U.S. Treasury Notes, 2.00%, 07/31/22		38,630	(38,786,915)

			(115,901,846)
Total Investments Sold Short (Proceeds — $201,678,706) — (3.4)%			(199,510,791)
Total Investments Net of Options Written, Borrowed Bonds and Investments Sold Short — 99.5%			5,850,981,834
Other Assets Less Liabilities — 0.5%			29,506,771

Net Assets — 100.0%			$5,880,488,605

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Zero-coupon bond.

(d)	Amount is less than $500.

(e)	Non-income producing security.

(f)	Stapled Security - A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Convertible security.

(i)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	37

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

(j)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

(k)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(l)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(m)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(n)	During the year ended July 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Shares Purchased	Shares Sold	Shares Held at July 31, 2015	Value at July 31, 2015	Income (Expense)	Realized Gain (Loss)

BlackRock Liquidity Funds, TempFund, Institutional Class	668,356,706	—	(668,356,706)[1]	—	—	$ 100,693	$ 47,877
iShares iBoxx $ High Yield Corporate Bond ETF	—	203,850	(337,975)	(134,125)	$(11,798,976)	$(401,188)	$ (59,001)
iShares U.S. Preferred Stock ETF	—	572,500	(572,500)	—	—	$(326,710)	$(268,544)

[1]	Represents net shares sold.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest

RBC Capital Markets LLC	0.12%	6/23/15	Open	$ 38,600,000	$ 38,605,275
J.P. Morgan Securities LLC	0.34%	7/31/15	8/03/15	83,162,100	83,164,456

Total				$121,762,100	$121,769,731

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

(159)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2015	USD	16,682,280	$ (173,228)
530	Euro STOXX 50 Index	Eurex	September 2015	USD	20,942,957	749,710
(3,134)	Euro-Bobl	Eurex	September 2015	USD	448,515,760	(444,847)
(2,650)	Euro-Bund	Eurex	September 2015	USD	449,359,721	(724,935)
438	Euro-Bund 8.5 to 10.5-Year Bonds	Eurex	September 2015	USD	129,879	(483,495)
	Futures Put Options Strike Price
	EUR 153
(1,316)	Euro-Schatz	Eurex	September 2015	USD	160,854,240	15,722
(555)	Long Gilt British	NYSE Liffe	September 2015	USD	101,665,497	(224,697)
(155)	NASDAQ 100 E-Mini Futures	Chicago Mercantile	September 2015	USD	14,213,500	(496,053)
(92)	Russell 2000 Mini Index Futures	InterContinental Exchange	September 2015	USD	11,363,840	105,065
(191)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2015	USD	29,784,063	(422,695)
(882)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2015	USD	112,399,875	(322,506)
2	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2015	USD	438,125	315
(429)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2015	USD	51,412,969	(249,545)
(298)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2015	USD	47,540,313	(273,153)
455	Euro-Bund 8.5 to 10.5-Year Bonds	Eurex	October 2015	USD	599,644	46,659
	Futures Put Options Strike Price
	EUR 153
(242)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	59,719,550	(247,721)

Total						$(3,145,404)

See Notes to Financial Statements.

38	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,469,797	EUR	4,069,000	The Bank of New York Mellon	8/03/15	$850
EUR	4,760,000	USD	5,288,113	BNP Paribas S.A.	8/05/15	(60,113)
EUR	67,418,000	USD	74,672,319	Commonwealth Bank of Australia	8/05/15	(625,825)
EUR	32,000,000	USD	35,088,739	Commonwealth Bank of Australia	8/05/15	70,888
EUR	23,694,000	USD	26,107,612	Goldman Sachs International	8/05/15	(84,033)
EUR	4,700,000	USD	5,241,782	Goldman Sachs International	8/05/15	(79,681)
EUR	7,606,000	USD	8,354,152	Goldman Sachs International	8/05/15	(335)
EUR	11,910,000	USD	13,032,023	Goldman Sachs International	8/05/15	48,960
EUR	2,141,000	USD	2,343,888	Royal Bank of Canada	8/05/15	7,614
EUR	6,257,000	USD	6,871,611	Royal Bank of Scotland PLC	8/05/15	574
USD	7,022,084	EUR	6,447,000	Goldman Sachs International	8/05/15	(58,781)
USD	4,370,590	EUR	4,032,000	Goldman Sachs International	8/05/15	(57,834)
USD	2,414,628	EUR	2,199,000	Goldman Sachs International	8/05/15	(576)
USD	55,285	EUR	50,000	Goldman Sachs International	8/05/15	369
USD	13,877,506	EUR	12,759,000	Royal Bank of Scotland PLC	8/05/15	(135,950)
USD	311,229,943	EUR	277,774,000	UBS AG	8/05/15	6,145,383
USD	1,980,000,020	EUR	1,800,000,000	Citibank N.A.	9/03/15	2,271,006
USD	129,474,052	EUR	116,581,000	UBS AG	9/03/15	1,382,037
USD	152,800,000	GBP	100,000,000	Citibank N.A.	9/03/15	(3,326,060)
USD	2,418,694	CNH	15,164,000	JPMorgan Chase Bank N.A.	10/20/15	(3,106)
USD	958,865	CNH	6,000,000	JPMorgan Chase Bank N.A.	10/20/15	622
USD	1,780,328	GBP	1,144,000	Goldman Sachs International	10/20/15	(5,204)
USD	104,509,433	GBP	67,173,000	HSBC Bank PLC	10/20/15	(332,862)
Total						$5,157,943

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
CBOE Volatility Index	Call	8/19/15	USD	15.00	1,000	$ 72,500
EMC Corp.	Call	8/21/15	USD	29.00	1,500	10,500
EMC Corp.	Call	9/18/15	USD	28.00	1,250	55,000
Emerson Electric Co.	Call	9/18/15	USD	62.50	400	4,000
Micron Technology, Inc.	Call	9/18/15	USD	21.00	1,000	51,000
Citigroup, Inc.	Put	8/21/15	USD	58.00	500	38,000
Euro STOXX 50 Index	Put	8/21/15	EUR	3,350.00	343	31,643
Health Care Select Sector SPDR Fund	Put	8/21/15	USD	74.00	1,000	25,000
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/21/15	USD	88.00	4,850	458,325
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/21/15	USD	89.00	1,000	175,000
iShares Russell 2000 ETF	Put	8/21/15	USD	125.00	1,000	257,000
iShares U.S. Preferred Stock ETF	Put	8/21/15	USD	39.00	3,000	60,000
Micron Technology, Inc.	Put	8/21/15	USD	17.00	1,250	33,750
PowerShares QQQ Trust Series 1	Put	8/21/15	USD	112.00	1,000	135,500
PowerShares QQQ Trust Series 1	Put	8/21/15	USD	110.50	1,000	84,000
PowerShares QQQ Trust Series 1	Put	8/21/15	USD	107.00	1,000	29,000
SPDR S&P 500 ETF Trust	Put	8/21/15	USD	209.00	1,000	153,000
Financial Select Sector SPDR Fund	Put	8/28/15	USD	25.00	2,250	47,250
Bank of America Corp.	Put	9/04/15	USD	17.50	2,000	53,000
Volkswagen AG	Put	12/18/15	EUR	150.00	4,937	721,133
Total						$2,494,601

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	39

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaptions Purchased

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	EUR	325.00	Receive	iTraxx Crossover Series 23 Version 1	8/19/15	EUR	91,600	$213,707

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	Put	2.65%	Pay	3-month LIBOR	11/02/15	USD	138,000	$ 768,281
5-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	Put	2.05%	Pay	3-month LIBOR	11/02/15	USD	210,000	725,861
Total									$1,494,142

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
CBOE Volatility Index	Call	8/19/15	USD	20.00	1,000	$(27,500)
Micron Technology, Inc.	Call	9/18/15	USD	24.00	1,000	(19,000)
Citigroup, Inc.	Put	8/21/15	USD	55.00	500	(8,750)
Health Care Select Sector SPDR Fund	Put	8/21/15	USD	70.00	1,000	(4,000)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/21/15	USD	85.00	1,000	(14,500)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/21/15	USD	84.00	4,850	(33,950)
iShares Russell 2000 ETF	Put	8/21/15	USD	117.00	1,000	(26,500)
Micron Technology, Inc.	Put	8/21/15	USD	14.00	1,250	(8,750)
PowerShares QQQ Trust Series 1	Put	8/21/15	USD	97.00	1,000	(4,500)
PowerShares QQQ Trust Series 1	Put	8/21/15	USD	104.00	1,000	(13,500)
PowerShares QQQ Trust Series 1	Put	8/21/15	USD	105.50	1,000	(19,500)
SPDR S&P 500 ETF Trust	Put	8/21/15	USD	202.00	1,000	(45,000)
Total						$(225,450)

OTC Credit Default Swaptions Written

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	EUR	375.00	Pay	iTraxx Crossover Series 23 Version 1	8/19/15	EUR	91,600	$(57,281)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	EUR	85.00	Pay	iTraxx Europe Series 23 Version 1	8/19/15	EUR	131,300	(20,232)
Total										$(77,513)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx Crossover Series 22 Version 1	5.00%	InterContinental Exchange	12/20/19	EUR	118,691	$11,306,260
iTraxx Sub Financials Series 22 Version 1	1.00%	InterContinental Exchange	12/20/19	EUR	45,400	(169,582)
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	USD	91,575	(215,131)
CDX.NA.IG Series 24 Version 1	1.00%	Chicago Mercantile	6/20/20	USD	332,111	(119,687)
iTraxx Crossover Series 23 Version 1	5.00%	InterContinental Exchange	6/20/20	EUR	8,239	99,306
Total						$10,901,166

See Notes to Financial Statements.

40	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Centrally Cleared Credit Default Swaps — Sold Protection

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
iTraxx Crossover Series 21 Version 1	5.00%	InterContinental Exchange	6/20/19	BB-	EUR	26,383	$ 88,484
iTraxx Europe Series 21 Version 1	1.00%	InterContinental Exchange	6/20/19	BBB+	EUR	22,298	42,499
iTraxx Europe Series 23 Version 1	1.00%	InterContinental Exchange	6/20/20	A-	EUR	15,348	(18,022)
Total							$112,961

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.81%[1]	3-month LIBOR	Chicago Mercantile	9/23/16	USD	5,000	$ (25,294)
1.03%[1]	3-month LIBOR	Chicago Mercantile	4/07/17	USD	8,000	(57,710)
1.01%[1]	3-month LIBOR	Chicago Mercantile	4/28/17	USD	9,000	(55,327)
0.92%[1]	3-month LIBOR	Chicago Mercantile	5/16/17	USD	5,000	(15,488)
1.03%[1]	3-month LIBOR	Chicago Mercantile	6/16/17	USD	3,000	(12,445)
1.30%[1]	3-month LIBOR	Chicago Mercantile	9/23/17	USD	3,250	(38,296)
1.10%[1]	3-month LIBOR	Chicago Mercantile	1/26/18	USD	5,700	(6,364)
1.02%[1]	3-month LIBOR	Chicago Mercantile	1/30/18	USD	12,000	12,313
1.25%[1]	3-month LIBOR	Chicago Mercantile	2/13/18	USD	10,500	(101,814)
1.25%[2]	3-month LIBOR	Chicago Mercantile	2/13/18	USD	3,660	35,312
1.24%[1]	3-month LIBOR	Chicago Mercantile	5/14/18	USD	4,000	(18,073)
1.89%[1]	3-month LIBOR	Chicago Mercantile	9/11/19	USD	5,000	(114,589)
1.99%[1]	3-month LIBOR	Chicago Mercantile	9/23/19	USD	7,500	(200,879)
1.78%[1]	3-month LIBOR	Chicago Mercantile	12/23/19	USD	6,000	(68,546)
1.44%[2]	3-month LIBOR	Chicago Mercantile	1/22/20	USD	2,790	(14,631)
1.44%[1]	3-month LIBOR	Chicago Mercantile	1/22/20	USD	2,480	12,807
1.64%[1]	3-month LIBOR	Chicago Mercantile	2/10/20	USD	13,000	(129,178)
1.67%[2]	3-month LIBOR	Chicago Mercantile	2/13/20	USD	11,400	123,382
1.67%[1]	3-month LIBOR	Chicago Mercantile	2/13/20	USD	1,930	(21,147)
1.69%[1]	3-month LIBOR	Chicago Mercantile	2/20/20	USD	4,000	(45,366)
1.69%[1]	3-month LIBOR	Chicago Mercantile	5/29/20	USD	6,000	(27,193)
1.92%[1]	3-month LIBOR	Chicago Mercantile	6/12/20	USD	4,000	(59,290)
2.38%[1]	3-month LIBOR	Chicago Mercantile	9/23/21	USD	1,000	(38,011)
1.91%[1]	3-month LIBOR	Chicago Mercantile	2/13/22	USD	2,080	(13,562)
1.80%[1]	3-month LIBOR	Chicago Mercantile	4/02/22	USD	5,500	22,143
2.69%[1]	3-month LIBOR	Chicago Mercantile	6/20/24	USD	35,000	(1,507,701)
1.92%[1]	3-month LIBOR	Chicago Mercantile	1/22/25	USD	4,230	120,042
1.92%[1]	3-month LIBOR	Chicago Mercantile	1/22/25	USD	920	26,068
3.37%[1]	3-month LIBOR	Chicago Mercantile	6/20/44	USD	9,200	(1,275,367)
Total						$(3,494,204)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	41

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Weatherford International Ltd.	1.00%	Morgan Stanley Capital Services LLC	3/20/16	USD	9,407	$(37,804)	$58,648	$(96,452)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	4,000	(49,176)	26,000	(75,176)
CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley Capital Services LLC	12/20/16	USD	1,000	(12,294)	295	(12,589)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	500	(7,427)	30,724	(38,151)
EDP - Energias do Brasil SA	5.00%	Citibank N.A.	9/20/17	EUR	10,162	(1,154,246)	(1,258,384)	104,138
Peugeot SA	5.00%	Barclays Bank PLC	9/20/17	EUR	184	(19,367)	8,610	(27,977)
Peugeot SA	5.00%	Citibank N.A.	9/20/17	EUR	1,070	(112,625)	54,374	(166,999)
Finmeccanica SpA	5.00%	BNP Paribas S.A.	12/20/17	EUR	450	(53,806)	(10,897)	(42,909)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	6,750	(61,373)	218,029	(279,402)
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/18	USD	9,000	223,043	456,987	(233,944)
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,612	39,949	79,805	(39,856)
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,611	39,924	78,950	(39,026)
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,540	38,165	92,492	(54,327)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	10,350	(1,210,897)	842,085	(2,052,982)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	6,590	(22,041)	68,292	(90,333)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	7,125	(23,830)	83,625	(107,455)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	7,135	(23,864)	64,295	(88,159)
The Dow Chemical Co.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	5,000	(103,269)	(14,569)	(88,700)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/18	EUR	1,254	(171,055)	28,934	(199,989)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/18	EUR	10,880	(1,484,120)	251,016	(1,735,136)
Abbott Laboratories	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	15,000	(426,951)	(346,537)	(80,414)
Boston Scientific Corp.	1.00%	Credit Suisse International	12/20/18	USD	15,000	(368,267)	(125,981)	(242,286)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	15,000	(455,371)	(300,754)	(154,617)
Dell, Inc.	1.00%	Goldman Sachs Bank USA	12/20/18	USD	4,000	90,920	70,625	20,295
Dell, Inc.	1.00%	Goldman Sachs International	12/20/18	USD	2,000	45,460	35,315	10,145
International Business Machines Corp.	1.00%	Goldman Sachs International	12/20/18	USD	15,000	(389,225)	(300,754)	(88,471)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	17,690	(331,387)	(79,106)	(252,281)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	37,890	(709,793)	(166,122)	(543,671)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	11,841	(333,687)	(229,281)	(104,406)
Microsoft Corp.	1.00%	Goldman Sachs International	12/20/18	USD	3,159	(89,017)	(62,269)	(26,748)
Sony Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	JPY	2,000,000	(388,384)	940,204	(1,328,588)
Federal Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	14,735	780,385	448,735	331,650
Federal Republic of Brazil	1.00%	Citibank N.A.	6/20/19	USD	13,910	736,692	492,602	244,090
GDF Suez	1.00%	Bank of America N.A.	6/20/19	EUR	11,095	(329,778)	(285,903)	(43,875)
GDF Suez	1.00%	Citibank N.A.	6/20/19	EUR	6,355	(188,891)	(149,897)	(38,994)
GDF Suez	1.00%	Deutsche Bank AG	6/20/19	EUR	6,350	(188,742)	(163,632)	(25,110)
GKN Holdings PLC	1.00%	Bank of America N.A.	6/20/19	EUR	1,085	(9,285)	(7,988)	(1,297)
GKN Holdings PLC	1.00%	Barclays Bank PLC	6/20/19	EUR	1,305	(11,167)	(8,912)	(2,255)
GKN Holdings PLC	1.00%	BNP Paribas S.A.	6/20/19	EUR	1,825	(15,617)	(12,463)	(3,154)
GKN Holdings PLC	1.00%	Citibank N.A.	6/20/19	EUR	1,685	(14,419)	(12,311)	(2,108)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	42,450	(784,890)	(376,819)	(408,071)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	42,210	(780,453)	(382,946)	(397,507)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	40,268	(744,737)	(386,339)	(358,398)

See Notes to Financial Statements.

42	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	8,750	$(1,073,957)	$(806,778)	$(267,179)
Radian Group, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	6,600	(810,070)	(623,225)	(186,845)
Carlsberg Breweries A/S	1.00%	Citibank N.A.	9/20/19	EUR	4,465	(76,175)	(46,761)	(29,414)
Carlsberg Breweries A/S	1.00%	Goldman Sachs International	9/20/19	EUR	2,115	(36,147)	(24,543)	(11,604)
The Clorox Co.	1.00%	Goldman Sachs Bank USA	9/20/19	USD	7,575	(191,497)	(127,074)	(64,423)
Expedia, Inc.	1.00%	Citibank N.A.	9/20/19	USD	4,500	(70,831)	3,708	(74,539)
Expedia, Inc.	1.00%	Goldman Sachs International	9/20/19	USD	3,000	(47,222)	(830)	(46,392)
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	12,875	158,001	313,374	(155,373)
Ally Financial, Inc.	5.00%	Credit Suisse International	12/20/19	USD	2,500	(362,067)	(332,082)	(29,985)
Freescale Semiconductor Ltd.	5.00%	Credit Suisse International	12/20/19	USD	4,000	(753,043)	(264,140)	(488,903)
Lennar Corp.	5.00%	Goldman Sachs International	12/20/19	USD	4,000	(600,523)	(464,801)	(135,722)
Navient Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	USD	2,000	244,907	119,076	125,831
Southwest Airlines Co.	1.00%	Credit Suisse International	12/20/19	USD	10,000	(193,741)	(145,403)	(48,338)
AT&T Inc.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	30,000	(415,547)	(447,773)	32,226
Casino Guichard Perrachon SA	1.00%	Bank of America N.A.	3/20/20	EUR	1,520	(489)	95	(584)
Casino Guichard Perrachon SA	1.00%	Citibank N.A.	3/20/20	EUR	3,060	(985)	1,921	(2,906)
Caterpillar, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	10,000	(239,351)	(145,074)	(94,277)
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	USD	7,500	(179,513)	(122,720)	(56,793)
Deutsche Lufthansa AG	1.00%	Barclays Bank PLC	3/20/20	EUR	1,980	5,616	16,321	(10,705)
Deutsche Lufthansa AG	1.00%	Barclays Bank PLC	3/20/20	EUR	1,980	5,616	16,321	(10,705)
Genworth Holdings, Inc.	1.00%	Citibank N.A.	3/20/20	USD	5,647	434,534	778,109	(343,575)
Genworth Holdings, Inc.	1.00%	Citibank N.A.	3/20/20	USD	1,129	86,876	157,415	(70,539)
Genworth Holdings, Inc.	1.00%	Goldman Sachs International	3/20/20	USD	1,435	110,422	202,671	(92,249)
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	USD	5,083	391,134	716,278	(325,144)
Raytheon Co.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	15,555	(579,959)	(581,193)	1,234
Raytheon Co.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	15,485	(577,349)	(578,404)	1,055
Time Warner Cable, Inc.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	7,554	7,762	(116,217)	123,979
Time Warner Cable, Inc.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	3,451	3,546	(56,165)	59,711
Time Warner Cable, Inc.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	3,313	3,404	(46,468)	49,872
Time Warner Cable, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	USD	3,028	3,111	(46,540)	49,651
Ally Financial, Inc.	5.00%	Citibank N.A.	6/20/20	USD	3,900	(599,021)	(537,027)	(61,994)
Boston Scientific Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	15,000	(366,677)	(350,185)	(16,492)
Caterpillar, Inc.	1.00%	Credit Suisse International	6/20/20	USD	15,195	(354,661)	(297,554)	(57,107)
Caterpillar, Inc.	1.00%	Goldman Sachs International	6/20/20	USD	5,095	(118,920)	(102,198)	(16,722)
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	9,710	(226,637)	(190,144)	(36,493)
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/20	USD	1,611	136,920	183,005	(46,085)
Genworth Holdings, Inc.	1.00%	Goldman Sachs International	6/20/20	USD	2,218	188,510	237,990	(49,480)
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	1,408	119,667	163,192	(43,525)
Marks & Spencer Group PLC	1.00%	Bank of America N.A.	6/20/20	EUR	3,905	(33,753)	(39,931)	6,178
Marks & Spencer Group PLC	1.00%	Citibank N.A.	6/20/20	EUR	3,015	(26,060)	(29,186)	3,126
Marks & Spencer Group PLC	1.00%	Morgan Stanley Capital Services LLC	6/20/20	EUR	3,910	(33,796)	(44,577)	10,781
Marks & Spencer Group PLC	1.00%	Morgan Stanley Capital Services LLC	6/20/20	EUR	1,960	(16,942)	(22,346)	5,404
Numericable-SFR SAS	5.00%	Credit Suisse International	6/20/20	EUR	2,150	(219,359)	(195,425)	(23,934)
Time Warner Cable, Inc.	1.00%	Citibank N.A.	6/20/20	USD	8,250	34,207	308,874	(274,667)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	43

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Time Warner Cable, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	766	$ 3,178	$ 25,036	$ (21,858)
Time Warner Cable, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	449	1,862	16,985	(15,123)
Vodafone Group PLC	1.00%	Barclays Bank PLC	6/20/20	EUR	4,550	(39,015)	(39,929)	914
Vodafone Group PLC	1.00%	Barclays Bank PLC	6/20/20	EUR	1,530	(13,120)	(10,964)	(2,156)
Vodafone Group PLC	1.00%	Citibank N.A.	6/20/20	EUR	4,560	(39,101)	(47,234)	8,133
Vodafone Group PLC	1.00%	Citibank N.A.	6/20/20	EUR	2,180	(18,693)	(13,343)	(5,350)
Vodafone Group PLC	1.00%	Citibank N.A.	6/20/20	EUR	1,980	(16,978)	(1,964)	(15,014)
Vodafone Group PLC	1.00%	Credit Suisse International	6/20/20	EUR	2,640	(22,637)	(16,179)	(6,458)
Vodafone Group PLC	1.00%	Credit Suisse International	6/20/20	EUR	1,660	(14,234)	(8,370)	(5,864)
Vodafone Group PLC	1.00%	Credit Suisse International	6/20/20	EUR	1,230	(10,547)	(6,265)	(4,282)
Vodafone Group PLC	1.00%	Credit Suisse International	6/20/20	EUR	770	(6,603)	(3,922)	(2,681)
Anthem, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	20,000	(496,744)	(339,571)	(157,173)
Arrow Electronics, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	30,000	(350,205)	(350,269)	64
Avnet, Inc.	1.00%	Citibank N.A.	9/20/20	USD	5,000	(42,086)	(16,562)	(25,524)
Avnet, Inc.	1.00%	Credit Suisse International	9/20/20	USD	13,000	(109,422)	(80,370)	(29,052)
Avnet, Inc.	1.00%	Credit Suisse International	9/20/20	USD	5,000	(42,085)	(26,031)	(16,054)
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	14,900	(338,803)	(364,841)	26,038
Ford Motor Co.	5.00%	Goldman Sachs International	9/20/20	USD	12,500	(2,486,929)	(2,343,068)	(143,861)
Fortum Oyj	1.00%	Bank of America N.A.	9/20/20	EUR	11,740	(278,549)	(264,260)	(14,289)
Fortum Oyj	1.00%	Barclays Bank PLC	9/20/20	EUR	14,880	(351,680)	(350,333)	(1,347)
Genworth Holdings, Inc.	1.00%	Goldman Sachs International	9/20/20	USD	10,000	929,638	1,005,440	(75,802)
Hewlett-Packard Co.	1.00%	Credit Suisse International	9/20/20	USD	12,500	94,245	102,232	(7,987)
Textron, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	8,000	(84,974)	(49,656)	(35,318)
The Western Union Co.	1.00%	Credit Suisse International	9/20/20	USD	7,640	38,873	131,599	(92,726)
Total						$(19,077,385)	$(6,869,475)	$(12,207,910)

OTC Credit Default Swaps — Sold Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	BBB+	USD	5,000	$61,470	$(26,456)	$87,926
Abengoa SA	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	795	(262,103)	(66,494)	(195,609)
Abengoa SA	5.00%	Credit Suisse International	3/20/18	B+	EUR	1,180	(389,033)	(98,695)	(290,338)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	5,050	63,743	(171,378)	235,121
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	59	536	(2,498)	3,034
Bayerische Landesbank	1.00%	Barclays Bank PLC	12/20/18	Not Rated	EUR	8,870	156,652	19,977	136,675
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB	EUR	14,150	2,244,720	2,412,860	(168,140)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	20,210	3,206,062	3,415,082	(209,020)
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB	EUR	10,120	1,605,411	1,717,867	(112,456)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	2,950	416,920	454,107	(37,187)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	2,950	416,921	462,928	(46,007)
Aastrom Biosciences, Inc.	5.00%	Barclays Bank PLC	6/20/19	B+	EUR	608	43,379	9,579	33,800
Aastrom Biosciences, Inc.	5.00%	Credit Suisse International	6/20/19	B+	EUR	912	65,068	5,588	59,480
Aastrom Biosciences, Inc.	5.00%	Credit Suisse International	6/20/19	B+	EUR	600	42,808	18,862	23,946
Aastrom Biosciences, Inc.	5.00%	Deutsche Bank AG	6/20/19	B+	EUR	597	42,588	20,172	22,416
Aastrom Biosciences, Inc.	5.00%	Goldman Sachs International	6/20/19	B+	EUR	923	65,859	29,018	36,841
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB	EUR	2,133	(149,248)	(160,043)	10,795
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB	EUR	2,130	(149,073)	(153,408)	4,335
ArcelorMittal	1.00%	Citibank N.A.	9/20/19	BB	EUR	4,265	(298,496)	(315,968)	17,472

See Notes to Financial Statements.

44	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
ArcelorMittal	1.00%	Credit Suisse International	9/20/19	BB	EUR	4,260	$(298,146)	$(306,815)	$8,669
Cable & Wireless Communications PLC	5.00%	Citibank N.A.	9/20/19	B	EUR	950	142,358	131,962	10,396
Hellenic Telecommunications Organization SA	5.00%	Citibank N.A.	9/20/19	B	EUR	632	3,919	86,573	(82,654)
Hellenic Telecommunications Organization SA	5.00%	Goldman Sachs International	9/20/19	B	EUR	960	5,955	127,849	(121,894)
Sabre Holdings Corp.	5.00%	Barclays Bank PLC	9/20/19	B-	USD	2,000	224,934	150,351	74,583
Sabre Holdings Corp.	5.00%	Deutsche Bank AG	9/20/19	B-	USD	3,000	337,400	232,277	105,123
Sabre Holdings Corp.	5.00%	Deutsche Bank AG	9/20/19	B-	USD	3,000	337,401	237,182	100,219
Sabre Holdings Corp.	5.00%	Goldman Sachs International	9/20/19	B-	USD	3,000	337,400	242,410	94,990
Abengoa SA	5.00%	Citibank N.A.	12/20/19	B+	EUR	91	(35,794)	(16,897)	(18,897)
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B+	EUR	1,950	(769,276)	(459,088)	(310,188)
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B+	EUR	1,370	(540,466)	(345,013)	(195,453)
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B+	EUR	1,370	(540,466)	(268,879)	(271,587)
Altice Finco SA	5.00%	Citibank N.A.	12/20/19	B-	EUR	1,630	144,207	22,079	122,128
ArcelorMittal	1.00%	Citibank N.A.	12/20/19	BB	EUR	3,255	(266,458)	(232,380)	(34,078)
The Hertz Corp.	5.00%	Goldman Sachs International	12/20/19	B	USD	2,000	156,179	118,308	37,871
Abengoa SA	5.00%	Barclays Bank PLC	3/20/20	B+	EUR	2,665	(1,065,253)	(402,841)	(662,412)
Abengoa SA	5.00%	Goldman Sachs International	3/20/20	B+	EUR	1,605	(641,551)	(201,525)	(440,026)
Abengoa SA	5.00%	Goldman Sachs International	3/20/20	B+	EUR	1,065	(425,702)	(133,722)	(291,980)
The Hertz Corp.	5.00%	Goldman Sachs International	3/20/20	B	USD	2,000	142,847	140,324	2,523
Novo Banco SA	5.00%	BNP Paribas S.A.	3/20/20	Not Rated	EUR	2,255	255,930	202,290	53,640
Novo Banco SA	5.00%	BNP Paribas S.A.	3/20/20	Not Rated	EUR	2,255	255,930	202,290	53,640
Republic of Italy	1.00%	Goldman Sachs International	3/20/20	BBB-	USD	29,650	(88,383)	(193,785)	105,402
Tenet Healthcare Corp.	5.00%	Citibank N.A.	3/20/20	CCC+	USD	1,800	180,445	135,806	44,639
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	3/20/20	CCC+	USD	1,800	180,444	112,661	67,783
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	3/20/20	CCC+	USD	1,800	180,444	130,321	50,123
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	3/20/20	CCC+	USD	1,600	160,396	108,979	51,417
Abengoa SA	5.00%	Barclays Bank PLC	6/20/20	B+	EUR	1,070	(433,518)	(220,172)	(213,346)
Abengoa SA	5.00%	BNP Paribas S.A.	6/20/20	B+	EUR	2,090	(846,779)	(424,522)	(422,257)
Abengoa SA	5.00%	BNP Paribas S.A.	6/20/20	B+	EUR	1,130	(457,828)	(195,639)	(262,189)
Abengoa SA	5.00%	BNP Paribas S.A.	6/20/20	B+	EUR	753	(305,218)	(128,514)	(176,704)
Abengoa SA	5.00%	BNP Paribas S.A.	6/20/20	B+	EUR	520	(210,682)	(105,623)	(105,059)
Abengoa SA	5.00%	Citibank N.A.	6/20/20	B+	EUR	1,050	(425,415)	(210,474)	(214,941)
Abengoa SA	5.00%	Credit Suisse International	6/20/20	B+	EUR	1,065	(431,492)	(221,875)	(209,617)
Abengoa SA	5.00%	Goldman Sachs International	6/20/20	B+	EUR	2,670	(1,081,770)	(399,180)	(682,590)
Abengoa SA	5.00%	Goldman Sachs International	6/20/20	B+	EUR	1,065	(431,493)	(219,144)	(212,349)
Abengoa SA	5.00%	Goldman Sachs International	6/20/20	B+	EUR	1,040	(421,364)	(208,470)	(212,894)
Abengoa SA	5.00%	Goldman Sachs International	6/20/20	B+	EUR	530	(214,734)	(108,121)	(106,613)
Amkor Technology, Inc.	5.00%	Citibank N.A.	6/20/20	BB	USD	1,750	45,224	115,580	(70,356)
Amkor Technology, Inc.	5.00%	Goldman Sachs International	6/20/20	BB	USD	4,000	103,369	232,645	(129,276)
Amkor Technology, Inc.	5.00%	Goldman Sachs International	6/20/20	BB	USD	3,100	80,111	191,105	(110,994)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	45

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Amkor Technology, Inc.	5.00%	Goldman Sachs International	6/20/20	BB	USD	2,200	$56,853	$164,995	$(108,142)
Amkor Technology, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/20	BB	USD	5,000	129,212	299,141	(169,929)
Chesapeake Energy Corp.	5.00%	Goldman Sachs International	6/20/20	BB+	USD	4,700	(337,311)	279,890	(617,201)
Chesapeake Energy Corp.	5.00%	Goldman Sachs International	6/20/20	BB+	USD	2,300	(165,068)	122,980	(288,048)
Chesapeake Energy Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/20	BB+	USD	1,800	(129,183)	91,622	(220,805)
Freeport-McMoRan, Inc.	1.00%	Barclays Bank PLC	6/20/20	BBB-	USD	7,231	(972,136)	(502,683)	(469,453)
Freeport-McMoRan, Inc.	1.00%	Credit Suisse International	6/20/20	BBB-	USD	3,101	(416,898)	(221,484)	(195,414)
Freeport-McMoRan, Inc.	1.00%	Goldman Sachs International	6/20/20	BBB-	USD	3,468	(466,238)	(300,805)	(165,433)
Freeport-McMoRan, Inc.	1.00%	Morgan Stanley Capital Services LLC	6/20/20	BBB-	USD	6,200	(833,528)	(422,885)	(410,643)
The Hertz Corp.	5.00%	Barclays Bank PLC	6/20/20	B	USD	2,000	128,790	105,888	22,902
The Hertz Corp.	5.00%	Goldman Sachs International	6/20/20	B	USD	2,000	128,789	120,814	7,975
Tenet Healthcare Corp.	5.00%	Citibank N.A.	6/20/20	CCC+	USD	1,700	164,709	112,329	52,380
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	6/20/20	CCC+	USD	1,750	169,553	130,799	38,754
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	6/20/20	CCC+	USD	1,700	164,709	100,755	63,954
Teva Pharmaceutical Industries Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	BBB+	USD	15,000	200,828	102,397	98,431
Vodafone Group PLC	1.00%	Goldman Sachs International	6/20/20	BBB+	EUR	3,900	33,441	30,424	3,017
Vougeot Bidco PLC	5.00%	Credit Suisse International	6/20/20	B	EUR	4,030	429,703	462,609	(32,906)
Amkor Technology, Inc.	5.00%	Goldman Sachs International	9/20/20	BB	USD	2,000	29,912	154,572	(124,660)
Community Health Systems, Inc.	5.00%	Goldman Sachs International	9/20/20	B-	USD	3,500	432,761	301,074	131,687
GKN Holdings PLC	1.00%	Barclays Bank PLC	9/20/20	BBB-	EUR	900	(2,202)	(1,542)	(660)
GKN Holdings PLC	1.00%	BNP Paribas S.A.	9/20/20	BBB-	EUR	900	(2,202)	(1,542)	(660)
GKN Holdings PLC	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB-	EUR	3,600	(8,809)	(6,129)	(2,680)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/20	BB-	EUR	1,740	298,163	295,928	2,235
Peugeot SA	5.00%	Citibank N.A.	9/20/20	BB-	EUR	3,480	596,326	591,856	4,470
Glencore International AG	1.00%	BNP Paribas S.A.	6/20/21	BBB	EUR	2,057	(191,217)	(221,636)	30,419
Glencore International AG	1.00%	Citibank N.A.	6/20/21	BBB	EUR	4,113	(382,433)	(456,263)	73,830
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	4,035	(79,515)	(246,234)	166,719
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	4,350	(85,723)	(280,339)	194,616
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	4,350	(85,723)	(260,487)	174,764
Total							$(667,148)	$6,035,457	$(6,702,605)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Reference Entity	Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
APERAM SA	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	9/18/15	27,913	$(201,142)	—	$(201,142)
APERAM SA	3-month EURIBOR minus 0.35%[1]	JPMorgan Chase Bank N.A.	9/30/15	6,744	(63,561)	—	(63,561)
PowerShares QQQ Trust Series 1	3-month LIBOR minus 0.10%[2]	Bank of America N.A.	10/13/15	30,000	(72,042)	—	(72,042)

See Notes to Financial Statements.

46	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Reference Entity	Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
American Airlines Group, Inc.	3-month LIBOR minus 0.25%[2]	BNP Paribas S.A.	10/23/15	19,250	$48,320	—	$48,320
Hewlett-Packard Co.	3-month LIBOR minus 0.30%[2]	Bank of America N.A.	10/30/15	14,125	32,038	—	32,038
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	JPMorgan Chase Bank N.A.	11/10/15	12,307,018	(4,731,379)	—	(4,731,379)
Telecom Italia SpA	3-month EURIBOR minus 0.30%[1]	JPMorgan Chase Bank N.A.	11/10/15	866,801	(281,820)	—	(281,820)
Repsol SA	3-month EURIBOR minus 0.20%[1]	Goldman Sachs International	11/12/15	507,494	895,115	—	895,115
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR minus 2.50%[2]	Bank of America N.A.	11/17/15	35,000	22,708	—	22,708
Antero Resources Corp.	3-month LIBOR minus 0.90%[2]	Bank of America N.A.	12/07/15	1,180	12,563	—	12,563
Antero Resources Corp.	3-month LIBOR minus 0.90%[2]	Bank of America N.A.	12/10/15	2,550	25,654	—	25,654
Banco Bilbao Vizcaya Argentaria SA	1-month EURIBOR minus 0.35%[1]	BNP Paribas S.A.	1/16/16	293,055	(114,097)	—	(114,097)
APERAM SA	3-month EURIBOR minus 0.50%[1]	JPMorgan Chase Bank N.A.	1/18/16	34,390	(349,128)	—	(349,128)
Repsol SA	3-month EURIBOR minus 0.30%[1]	BNP Paribas S.A.	1/18/16	13,716	(892)	—	(892)
Standard Chartered PLC	1-month LIBOR minus 0.40%[1]	Goldman Sachs International	1/18/16	200,461	(332,823)	—	(332,823)
Standard Chartered PLC	1-month LIBOR minus 0.40%[1]	Goldman Sachs International	1/18/16	7,975	(122,075)	—	(122,075)
Volkswagen AG	3-month EURIBOR minus 0.43%[1]	BNP Paribas S.A.	1/18/16	43,711	745,491	—	745,491
Volkswagen AG	3-month EURIBOR minus 0.43%[1]	BNP Paribas S.A.	1/18/16	39,680	848,692	—	848,692
California Resources Corp.	3-month LIBOR minus 0.30%[2]	Bank of America N.A.	1/29/16	105,000	487,150	—	487,150
PowerShares QQQ Trust Series 1	3-month LIBOR[2]	Bank of America N.A.	2/26/16	55,500	(163,493)	—	(163,493)
Standard Chartered PLC	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	3/09/16	190,343	155,170	—	155,170
Standard Chartered PLC	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	3/09/16	7,574	(115,937)	—	(115,937)
Altice SA	3-month EURIBOR minus 0.40%[1]	BNP Paribas S.A.	3/11/16	7,369	(123,354)	—	(123,354)
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	3/19/16	160,519	11,214,332	—	11,214,332
Health Care Select Sector	1-month LIBOR minus 0.20%[2]	Bank of America N.A.	3/31/16	6,850	(15,075)	—	(15,075)
Caixabank SA	3-month EURIBOR minus 0.50%[1]	Goldman Sachs International	4/21/16	626,632	110,550	—	110,550
Health Care Select Sector	3-month LIBOR minus 0.20%[2]	Bank of America N.A.	4/27/16	6,820	(12,343)	—	(12,343)
Telecom Italia SpA	3-month EURIBOR minus 0.50%[1]	Bank of America N.A.	4/29/16	7,935,753	(1,283,718)	—	(1,283,718)
iShares iBoxx $ High Yield Corporate Bond ETF	1-month LIBOR minus 3.50%[2]	Bank of America N.A.	4/30/16	27,500	11,311	—	11,311
Telecom Italia SpA	3-month EURIBOR minus 0.65%[1]	BNP Paribas S.A.	5/09/16	7,989,134	(1,456,812)	—	(1,456,812)
Chesapeake Energy Corp.	3-month LIBOR minus 1.15%[2]	Bank of America N.A.	5/15/16	27,000	161,173	—	161,173
Volkswagen AG	3-month EURIBOR minus 0.20%[1]	Bank of America N.A.	5/22/16	132,844	6,924,308	—	6,924,308
Caixabank SA	3-month EURIBOR minus 0.15%[1]	Bank of America N.A.	5/26/16	611,118	148,707	—	148,707

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	47

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Reference Entity	Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	3-month LIBOR minus 1.15%[2]	Bank of America N.A.	5/29/16	17,825	$ 95,027	—	$ 95,027
Chesapeake Energy Corp.	3-month LIBOR minus 1.15%[2]	Bank of America N.A.	5/31/16	17,800	94,492	—	94,492
American Airlines Group, Inc.	3-month LIBOR minus 0.30%[2]	Bank of America N.A.	6/03/16	17,400	52,873	—	52,873
Telecom Italia SpA	3-month EURIBOR minus 0.55%[1]	BNP Paribas S.A.	6/10/16	1,101,883	(62,724)	—	(62,724)
Telecom Italia SpA	3-month EURIBOR minus 0.50%[1]	BNP Paribas S.A.	6/13/16	2,931,246	(192,305)	—	(192,305)
Chesapeake Energy Corp.	3-month LIBOR minus 1.35%[2]	Bank of America N.A.	6/15/16	20,500	73,112	—	73,112
Micron Technology, Inc.	3-month LIBOR minus 0.30%[2]	Bank of America N.A.	6/15/16	10,500	57,386	—	57,386
Telecom Italia SpA	3-month EURIBOR minus 0.80%[1]	BNP Paribas S.A.	6/17/16	1,284,110	(70,682)	—	(70,682)
Chesapeake Energy Corp.	3-month LIBOR minus 1.35%[2]	Bank of America N.A.	6/19/16	21,500	63,514	—	63,514
Chesapeake Energy Corp.	3-month LIBOR minus 1.35%[2]	Bank of America N.A.	6/25/16	22,500	52,760	—	52,760
Altice SA	3-month EURIBOR minus 0.55%[1]	BNP Paribas S.A.	6/27/16	9,218	129,555	—	129,555
Antero Resources Corp.	3-month LIBOR minus 0.90%[2]	Bank of America N.A.	7/06/16	9,250	46,380	—	46,380
Bank of America Corp.	3-month LIBOR minus 0.35%[2]	Deutsche Bank AG	7/06/16	30,000	(31,655)	—	(31,655)
Hewlett-Packard Co.	3-month LIBOR2	BNP Paribas S.A.	7/09/16	16,500	976	—	976
Royal Bank of Scotland Group PLC	3-month LIBOR minus 0.50%[1]	Bank of America N.A.	7/14/16	522,312	137,755	—	137,755
Altice SA	3-month EURIBOR minus 0.55%[1]	BNP Paribas S.A.	7/17/16	4,281	74,442	—	74,442
Altice SA	3-month EURIBOR minus 0.55%[1]	BNP Paribas S.A.	7/17/16	848	14,661	—	14,661
Cheniere Energy, Inc.	3-month LIBOR minus 0.30%[2]	Bank of America N.A.	7/17/16	7,500	(19,957)	—	(19,957)
Repsol SA	3-month EURIBOR minus 0.35%[1]	BNP Paribas S.A.	7/18/16	13,756	21,956	—	21,956
Telecom Italia SpA	3-month EURIBOR minus 0.70%[1]	BNP Paribas S.A.	7/18/16	16,133,721	757,494	—	757,494
Abengoa SA	1-month EURIBOR minus 1.00%[1]	Goldman Sachs International	7/22/16	83,814	48,567	—	48,567
Abengoa SA	1-month EURIBOR minus 1.00%[1]	Goldman Sachs International	7/22/16	38,429	19,242	—	19,242
Abengoa SA	1-month EURIBOR minus 0.37%[1]	Goldman Sachs International	7/22/16	14,492	9,932	—	9,932
Chesapeake Energy Corp.	3-month LIBOR minus 4.50%[2]	Bank of America N.A.	7/22/16	30,000	12,023	—	12,023
Industrial Select Sector SPDR ETF	3-month LIBOR minus 0.20%[2]	BNP Paribas S.A.	7/23/16	9,400	(6,181)	—	(6,181)
Market Vector Semiconductor ETF	3-month LIBOR minus 0.40%[2]	Bank of America N.A.	7/23/16	10,000	2,695	—	2,695
Banco Santander SA	3-month EURIBOR minus 0.30%[1]	BNP Paribas S.A.	7/27/16	208,158	36,463	—	36,463
Total					$13,821,392	—	$13,821,392

[1]	Fund pays the total return of the reference entity and receives the floating rate. Net payment made at termination.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Transactions in Options Written for the Year Ended July 31, 2015

	Calls		Puts
	Contracts	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	1,500	$ 52,440	3,706	—	$291,269
Options written	9,707	528,693	155,786	$520,300	11,641,761
Options expired	(2,000)	(126,495)	(76,648)	(159,600)	(4,152,135)
Options closed	(7,207)	(377,111)	(69,244)	(137,800)	(5,917,082)

Outstanding options, end of year	2,000	$ 77,527	13,600	$222,900	$1,863,813

[1]	Amount shown is in the currency in which the transaction was denominated.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Assets
Financial futures contracts	Net unrealized appreciation[1]	—	$854,775	—	$62,696	$917,471
Forwards foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	$9,928,303	—	9,928,303
Options purchased	Investments at value — unaffiliated[2]	$213,707	2,494,601	—	$1,494,142	4,202,450
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	27,821,044	23,644,587	—	—	51,465,631
Swaps — centrally cleared	Net unrealized appreciation[1]	11,536,549	—	—	352,067	11,888,616

Total		$39,571,300	$26,993,963	$9,928,303	$1,908,905	$78,402,471

	Statements of Assets and Liabilities Location	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	$669,281	—	$3,393,594	$4,062,875
Forwards foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	$4,770,360	—	4,770,360
Options written	Options written at value	$77,513	225,450	—	—	302,963
Swaps — OTC	Unrealized depreciation on swaps; Swap premiums received	47,565,577	9,823,195	—	—	57,388,772
Swaps — centrally cleared	Net unrealized depreciation[1]	522,422	—	—	3,846,271	4,368,693

Total		$48,165,512	$10,717,926	$4,770,360	$7,239,865	$70,893,663

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	49

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	$(8,298,858)	—	$(65,163,608)	$(73,462,466)
Foreign currency transactions	—	—	$536,058,841	—	536,058,841
Options purchased[1]	$ (2,535,903)	(1,811,232)	—	(3,693,529)	(8,040,664)
Options written	1,410,818	(2,390,397)	—		(979,579)
Swaps	(22,845,234)	(13,278,484)	—	(28,896,993)	(65,020,711)

	$(23,970,319)	$(25,778,971)	$536,058,841	$(97,754,130)	$388,555,421

	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	$185,494	—	$5,670,806	$5,856,300
Foreign currency translations	—	—	$(40,926,500)	—	(40,926,500)
Options purchased[2]	$(1,741,389)	(2,667,628)	—	(519,048)	(4,928,065)
Options written	1,418,162	399,909	—	—	1,818,071
Swaps	(4,119,112)	1,806,779	—	2,895,772	583,439

	$(4,442,339)	$(275,446)	$(40,926,500)	$8,047,530	$(37,596,755)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$15,574,906
Average notional value of contracts — short	$1,654,006,944
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,090,824,994
Average amounts sold — in USD	$179,582,122
Options:
Average value of option contracts purchased	$2,105,080
Average value of option contracts written	$341,849
Average notional value of swaption contracts purchased	$411,287,486
Average notional value of swaption contracts written	$61,199,947
Credit default swaps:
Average notional value — buy protection	$1,588,009,080
Average notional value — sell protection.	$374,184,952
Interest rate swaps:
Average notional value — pays fixed rate	$157,241,697
Average notional value — receives fixed rate	$4,462,500
Total return swaps:
Average notional value	$286,562,016

See Notes to Financial Statements.

50	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Derivative Financial Instruments — Offsetting as of July 31, 2015

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$341,351		$2,001,310
Forward foreign currency exchange contracts	9,928,303		4,770,360
Options	4,202,450	[1]	302,963
Swaps — Centrally cleared	—		1,131,785
Swaps — OTC[2]	51,465,631		57,388,772

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$65,937,735		$65,595,190
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,835,952)		(3,358,545)

Total derivative assets and liabilities subject to an MNA	$63,101,783		$62,236,645

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$ 9,300,287	$ (2,224,755)	$(6,455,395)	—	$ 620,137
The Bank of New York Mellon	850	—	—	—	850
Barclays Bank PLC	4,042,203	(4,042,203)	—	—	—
BNP Paribas S.A.	3,939,889	(3,939,889)	—	—	—
Citibank N.A.	12,072,155	(12,072,155)	—	—	—
Commonwealth Bank of Australia	70,888	(70,888)	—	—	—
Credit Suisse International	1,178,158	(1,178,158)	—	—	—
Deutsche Bank AG	2,435,256	(332,853)	—	$(2,080,000)	22,403
Goldman Sachs Bank USA	358,997	(358,997)	—	—	—
Goldman Sachs International	6,156,556	(6,156,556)	—	—	—
JPMorgan Chase Bank N.A.	14,441,666	(12,519,376)	—	(1,600,000)	322,290
Morgan Stanley Capital Services LLC	1,569,270	(1,009,492)	—	(559,778)	—
Royal Bank of Canada	7,614	—	—	—	7,614
Royal Bank of Scotland PLC	574	(574)	—	—	—
UBS AG	7,527,420	—	—	—	7,527,420

Total	$63,101,783	$(43,905,896)	$(6,455,395)	$(4,239,778)	$8,500,714

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[4]	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$ 2,224,755	$ (2,224,755)	—	—	—
Barclays Bank PLC	5,698,029	(4,042,203)	—	$ (1,490,000)	$ 165,826
BNP Paribas S.A.	6,408,516	(3,939,889)	$(64,627)	(2,404,000)	—
Citibank N.A.	14,274,303	(12,072,155)	—	(1,460,000)	742,148
Commonwealth Bank of Australia	625,825	(70,888)	—	—	554,937
Credit Suisse International	6,553,259	(1,178,158)	—	(4,660,000)	715,101
Deutsche Bank AG	332,853	(332,853)	—	—	—
Goldman Sachs Bank USA	2,017,717	(358,997)	—	(1,628,530)	30,190
Goldman Sachs International	10,103,708	(6,156,556)	—	(3,800,000)	147,152
HSBC Bank PLC	332,862	—	—	—	332,862
JPMorgan Chase Bank N.A.	12,519,376	(12,519,376)	—	—	—
Morgan Stanley Capital Services LLC	1,009,492	(1,009,492)	—	—	—
Royal Bank of Scotland PLC	135,950	(574)	—	—	135,376

Total	$62,236,645	$(43,905,896)	$(64,627)	$(15,442,530)	$2,823,592

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	51

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$430,610,087	$84,924,584	$515,534,671
Common Stocks	$81,737,945	92,199,037	11,926,249	185,863,231
Corporate Bonds	—	3,625,295,728	22,294,306	3,647,590,034
Floating Rate Loan Interests	—	588,299,178	26,338,997	614,638,175
Foreign Agency Obligations	—	77,336,314	—	77,336,314
Foreign Government Obligations	—	188,835,826	—	188,835,826
Investment Companies	4,877,265	—	—	4,877,265
Non-Agency Mortgage-Backed Securities	—	101,634,222	23,085,617	124,719,839
Preferred Securities	50,084,672	341,895,041	—	391,979,713
U.S. Treasury Obligations	—	274,150,503	—	274,150,503
Short-Term Securities:
Borrowed Bond Agreements	—	1,285,611,061	—	1,285,611,061
Options Purchased:
Equity Contracts	2,494,601	—	—	2,494,601
Credit Contracts	—	213,707	—	213,707
Interest Rate Contracts	—	1,494,142	—	1,494,142
Liabilities:
Investments:
Borrowed Bonds	—	(1,264,543,494)	—	(1,264,543,494)
Investments Sold Short	(49,130,205)	(150,380,586)	—	(199,510,791)
Unfunded Floating Rate Loan Interests[1]	—	(16,864)	—	(16,864)
Total	$90,064,278	$5,592,633,902	$168,569,753	$5,851,267,933

[1] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$15,472,204	—	$15,472,204
Equity contracts	$854,775	23,644,587	—	24,499,362
Foreign currency exchange contracts	—	9,928,303	—	9,928,303
Interest rate contracts	62,696	352,067	—	414,763
Liabilities:
Credit contracts	—	(23,446,105)	—	(23,446,105)
Equity contracts	(894,731)	(9,823,195)	—	(10,717,926)
Foreign currency exchange contracts	—	(4,770,360)	—	(4,770,360)
Interest rate contracts	(3,393,594)	(3,846,271)	—	(7,239,865)
Total	$(3,370,854)	$7,511,230	—	$4,140,376

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (concluded)	BlackRock Global Long/Short Credit Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount, for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$30,394,294	—	—	$30,394,294
Cash held for investment sold short	45,504,613	—	—	45,504,613
Cash pledged as collateral — investment sold short	17,180,000	—	—	17,180,000
Cash pledged as collateral — for OTC derivatives	15,442,530	—	—	15,442,530
Cash pledged for financial futures contracts	25,072,820	—	—	25,072,820
Cash pledged for centrally cleared swaps	13,341,230	—	—	13,341,230
Liabilities:
Foreign bank overdraft	—	$(1,795,459)	—	(1,795,459)
Cash received as collateral for borrowed bonds	—	(13,692,644)	—	(13,692,644)
Cash received as collateral for — OTC derivatives	—	(7,450,000)	—	(7,450,000)
Reverse repurchase agreements	—	(121,769,731)	—	(121,769,731)
Total	$146,935,487	$(144,707,834)	—	$2,227,653

During the period ended July 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of July 31, 2014	$140,944,922	—	$ 53,742,855	$ 52,324,472	—	$247,012,249
Transfers into Level 3[2]	5,253,276	—	14,196,820	9,365	—	19,459,461
Transfers out of Level 3[3]	(112,923,571)	—	(44,796,575)	(2,913,039)	—	(160,633,185)
Accrued discounts/premiums	144,872	—	(108,051)	91,468	$ 11,406	139,695
Net realized gain (loss)	(87,757)	—	(103,279)	11,733	—	(179,303)
Net change in unrealized appreciation (depreciation)[4,5]	(5,293,025)	$ (3,500,446)	(226,157)	(4,175,939)	67,582	(13,127,985)
Purchases	73,871,177	15,426,695	1,601,152	3,560,570	23,006,629	117,466,223
Sales	(16,985,310)	—	(2,012,459)	(22,569,633)	—	(41,567,402)
Closing Balance, as of July 31, 2015	$84,924,584	$11,926,249	$ 22,294,306	$ 26,338,997	$23,085,617	$168,569,753

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2015[5]	$(5,314,701)	$ (3,500,446)	$ (226,157)	$ (4,277,066)	$ 67,582	$(13,250,788)

[2]

As of July 31, 2014, the Fund used observable inputs in determining the value of certain investments. As of July 31, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $19,459,461 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]

As of July 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of July 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $160,633,185 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[5]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	53

Consolidated Schedule of Investments July 31, 2015	BlackRock Macro Themes Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.3%
General Dynamics Corp.	83	$12,376
Lockheed Martin Corp.	63	13,047
Northrop Grumman Corp.	74	12,803
Raytheon Co.	123	13,418
Textron, Inc.	264	11,537
United Technologies Corp.	106	10,633

		73,814
Air Freight & Logistics — 0.1%
FedEx Corp.	69	11,828
United Parcel Service, Inc., Class B	122	12,488

		24,316
Airlines — 0.0%
American Airlines Group, Inc.	295	11,829
Auto Components — 0.0%
The Goodyear Tire & Rubber Co.	391	11,781
Beverages — 0.1%
Brown-Forman Corp.	118	12,792
Biotechnology — 0.1%
Alexion Pharmaceuticals, Inc. (a)	65	12,834
Amgen, Inc.	77	13,597
Vertex Pharmaceuticals, Inc. (a)	95	12,825

		39,256
Chemicals — 0.2%
The Dow Chemical Co.	230	10,824
E.I. Du Pont de Nemours & Co.	184	10,260
FMC Corp.	224	10,873
Monsanto Co.	110	11,208

		43,165
Commercial Services & Supplies — 0.0%
Pitney Bowes, Inc.	566	11,841
Communications Equipment — 0.0%
QUALCOMM, Inc.	188	12,105
Construction & Engineering — 0.0%
Fluor Corp.	222	10,379
Diversified Consumer Services — 0.1%
H&R Block, Inc.	397	13,216
Diversified Financial Services — 0.0%
McGraw Hill Financial, Inc.	117	11,905
Electric Utilities — 0.1%
American Electric Power Co., Inc.	222	12,558
Electronic Equipment, Instruments & Components — 0.0%
FLIR Systems, Inc.	382	11,762
Food & Staples Retailing — 0.1%
CVS Health Corp.	112	12,597
Food Products — 0.1%
Kellogg Co.	188	12,440
Health Care Equipment & Supplies — 0.1%
Edwards Lifesciences Corp. (a)	83	12,629
Varian Medical Systems, Inc. (a)	140	12,050

		24,679
Health Care Providers & Services — 0.1%
DaVita HealthCare Partners, Inc. (a)	148	11,696
Humana, Inc.	62	11,290

		22,986
Hotels, Restaurants & Leisure — 0.0%
Yum! Brands, Inc.	131	11,497

Common Stocks		Shares	Value
Internet Software & Services — 0.1%
Facebook, Inc., Class A (a)		137	$12,879
VeriSign, Inc. (a)		191	13,549

			26,428
IT Services — 0.1%
Accenture Plc, Class A		122	12,579
MasterCard, Inc., Class A		126	12,272
Teradata Corp. (a)		318	11,801

			36,652
Machinery — 0.0%
Cummins, Inc.		90	11,658
Media — 0.1%
CBS Corp., Class B		212	11,336
Viacom, Inc., Class B		182	10,374

			21,710
Metals & Mining — 0.0%
Nucor Corp.		267	11,785
Paper & Forest Products — 0.0%
International Paper Co.		247	11,824
Pharmaceuticals — 0.1%
AbbVie, Inc.		176	12,322
Eli Lilly & Co.		141	11,916
Hospira, Inc. (a)		133	11,897

			36,135
Professional Services — 0.1%
The Dun & Bradstreet Corp.		97	12,103
Equifax, Inc.		121	12,358

			24,461
Real Estate Investment Trusts (REITs) — 0.0%
Plum Creek Timber Co., Inc.		290	11,890
Software — 0.0%
Intuit, Inc.		117	12,375
Tobacco — 0.1%
Altria Group, Inc.		242	13,160
Total Common Stocks — 2.0%			602,996

Corporate Bonds		Par (000)
Aerospace & Defense — 0.4%
L-3 Communications Corp., 5.20%, 10/15/19	USD	110	119,337
Auto Components — 0.6%
Hella KGAA Hueck & Co., 1.25%, 9/07/17	EUR	75	83,555
ZF North America Capital, Inc., 2.25%, 4/26/19		100	109,138

			192,693
Automobiles — 1.1%
BMW Finance NV, 0.50%, 9/05/18		50	55,145
Renault SA:
4.63%, 9/18/17		90	106,596
3.13%, 3/05/21		40	47,681
Volkswagen International Finance NV, 0.58%, 4/15/19 (b)		100	110,983

			320,405

See Notes to Financial Statements.

54	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Banks — 11.0%
Abbey National Treasury Services PLC, 2.00%, 1/14/19	EUR	100	$114,399
Bank of America Corp., 5.75%, 12/01/17	USD	110	119,494
Bank of Ireland, 2.00%, 5/08/17	EUR	100	111,962
Bankia SA, 3.50%, 1/17/19		100	116,060
Barclays Bank PLC, 6.05%, 12/04/17 (c)	USD	110	119,435
BNP Paribas SA, 5.43%, 9/07/17	EUR	90	108,628
BPCE SA:
2.13%, 3/17/21		100	116,191
2.75%, 7/08/26 (b)		100	111,591
Citigroup, Inc., 5.50%, 9/13/25	USD	40	43,789
Commerzbank AG, 6.38%, 3/22/19	EUR	30	37,840
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.75%, 11/09/20		50	60,452
Credit Agricole SA, 1.88%, 10/18/17		100	113,569
Deutsche Bank AG, 1.25%, 9/08/21		100	109,720
HSBC Holdings PLC, 3.38%, 1/10/24 (b)		100	116,341
ICICI Bank Ltd., 4.75%, 11/25/16	USD	200	207,084
ING Bank NV, 6.13%, 5/29/23 (b)	EUR	80	98,733
Intesa Sanpaolo SpA:
2.38%, 1/13/17	USD	200	200,783
5.00%, 9/23/19	EUR	50	60,758
KFW, 2.75%, 4/16/20	AUD	200	146,295
Lloyds Bank PLC, 10.75%, 12/16/21 (b)	GBP	60	104,953
Nordea Bank AB, 4.50%, 3/26/20	EUR	80	100,696
The Royal Bank of Scotland PLC, 4.35%, 1/23/17		100	114,107
Santander Consumer Finance SA, 1.10%, 7/30/18		100	111,016
Santander Holdings USA, Inc., 3.45%, 8/27/18	USD	110	113,929
Santander International Debt SAU, 4.00%, 3/27/17	EUR	100	116,028
Société Générale SA, 4.75%, 3/02/21		100	132,666
Svenska Handelsbanken AB, 2.66%, 1/15/24 (b)		100	114,449
UniCredit SpA, 5.75%, 9/26/17		90	107,175
Unione di Banche Italiane SCpA, 2.75%, 4/28/17		100	113,213
Wells Fargo & Co.:
3.00%, 2/19/25	USD	30	28,862
3.90%, 5/01/45		25	22,949

			3,293,167
Beverages — 0.4%
The Coca-Cola Co., 0.75%, 3/09/23	EUR	100	106,687
Capital Markets — 1.2%
The Goldman Sachs Group, Inc.:
6.13%, 5/14/17	GBP	20	33,433
6.25%, 9/01/17	USD	110	120,218
Morgan Stanley:
4.75%, 3/22/17		110	115,924
2.20%, 12/07/18		15	15,158
4.88%, 11/01/22		60	63,638

			348,371
Chemicals — 0.4%
Clariant Finance Luxembourg SA, 5.63%, 1/24/17	EUR	100	117,772

Corporate Bonds		Par (000)	Value
Communications Equipment — 0.1%
QUALCOMM, Inc., 2.25%, 5/20/20	USD	25	$24,685
Construction Materials — 0.3%
HeidelbergCement Finance Luxembourg SA, 8.00%, 1/31/17	EUR	80	96,646
Consumer Finance — 0.3%
American Express Credit Corp., 2.38%, 5/26/20	USD	20	19,914
John Deere Capital Corp., 2.38%, 7/14/20		75	75,120

			95,034
Diversified Financial Services — 1.6%
Daimler Finance North America LLC, 1.65%, 5/18/18 (c)		150	149,550
European Investment Bank, 4.00%, 4/15/30	EUR	65	98,335
General Electric Capital Corp., 4.38%, 9/16/20	USD	50	54,632
General Motors Financial Co., Inc., 3.00%, 9/25/17		180	182,369

			484,886
Diversified Telecommunication Services — 1.0%
Telecom Italia SpA, 7.38%, 12/15/17	GBP	100	172,184
Verizon Communications, Inc., 2.63%, 2/21/20	USD	120	119,870

			292,054
Electric Utilities — 0.1%
Virginia Electric & Power Co., Series B, 4.20%, 5/15/45		20	19,974
Health Care Equipment & Supplies — 0.1%
Medtronic, Inc., 3.50%, 3/15/25 (c)		30	29,945
IT Services — 0.2%
Fidelity National Information Services, Inc., 3.50%, 4/15/23		50	48,896
Media — 1.3%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21		60	63,697
The Interpublic Group of Cos., Inc., 3.75%, 2/15/23		30	29,704
NBCUniversal Enterprise, Inc., 1.66%, 4/15/18 (c)		100	100,247
Sky PLC, 2.50%, 9/15/26	EUR	100	114,591
WPP Finance SA, 6.38%, 11/06/20	GBP	50	92,818

			401,057
Metals & Mining — 0.8%
Alcoa, Inc., 6.75%, 7/15/18	USD	50	55,000
Barrick Gold Corp., 4.10%, 5/01/23		30	26,849
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		60	61,078
Freeport-McMoRan, Inc.:
2.15%, 3/01/17		70	67,813
3.55%, 3/01/22		24	20,130
4.55%, 11/14/24		6	5,070

			235,940
Multi-Utilities — 0.1%
DTE Energy Co., Series F, 3.85%, 12/01/23		30	30,981

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	55

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels — 1.3%
Anadarko Petroleum Corp., 6.38%, 9/15/17	USD	95	$103,843
Devon Energy Corp., 3.25%, 5/15/22		30	29,490
Kinder Morgan Energy Partners LP, 4.25%, 9/01/24		20	18,981
Kinder Morgan, Inc.:
2.00%, 12/01/17		60	59,696
3.05%, 12/01/19		60	59,502
Phillips 66, 2.95%, 5/01/17		125	128,068

			399,580
Pharmaceuticals — 2.4%
AbbVie, Inc.:
1.80%, 5/14/18		90	89,754
2.50%, 5/14/20		35	34,785
Actavis Funding SCS:
1.30%, 6/15/17		90	89,254
3.80%, 3/15/25		20	19,497
4.75%, 3/15/45		45	42,430
AstraZeneca PLC, 0.88%, 11/24/21	EUR	100	109,174
Forest Laboratories, Inc., 5.00%, 12/15/21 (c)	USD	30	32,506
Novartis Finance SA, 0.75%, 11/09/21	EUR	100	109,976
Roche Holdings, Inc., 2.88%, 9/29/21 (c)	USD	200	202,919

			730,295
Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp., 3.45%, 9/15/21		40	39,998
AvalonBay Communities, Inc.:
4.20%, 12/15/23		20	21,100
3.45%, 6/01/25		20	19,879
Hammerson PLC, 2.75%, 9/26/19	EUR	100	117,309
HCP, Inc., 3.88%, 8/15/24	USD	30	29,624
Host Hotels & Resorts LP, Series E, 4.00%, 6/15/25		25	24,795
Ventas Realty LP:
1.25%, 4/17/17		30	29,874
3.75%, 5/01/24		60	58,886

			341,465
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC, 4.15%, 4/01/45		10	9,415
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.75%, 5/11/17 (c)		60	61,980

			71,395
Semiconductors & Semiconductor Equipment — 0.4%
ASML Holding NV, 3.38%, 9/19/23	EUR	100	124,335
Software — 0.7%
Amadeus Finance BV, 0.63%, 12/02/17		100	109,688
SAP SE, 0.29%, 11/20/18 (b)		100	110,259

			219,947
Specialty Retail — 0.4%
Lowe’s Cos., Inc., 3.88%, 9/15/23	USD	60	63,558
QVC, Inc., 4.45%, 2/15/25		49	47,379

			110,937
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc., 0.90%, 5/12/17		125	124,907

Corporate Bonds		Par (000)	Value
Thrifts & Mortgage Finance — 0.4%
Nordea Kredit Realkreditaktieselskab, 2.00%, 10/01/47	DKK	110	$14,671
Nykredit Realkredit A/S, 2.00%, 10/01/47		565	75,356
Realkredit Danmark A/S, Series 27S, 2.00%, 10/01/47		180	23,939

			113,966
Tobacco — 0.3%
Reynolds American, Inc.:
2.30%, 6/12/18	USD	30	30,266
4.85%, 9/15/23		60	63,743

			94,009
Wireless Telecommunication Services — 0.4%
Eutelsat SA, 4.13%, 3/27/17	EUR	50	58,216
Vodafone Group PLC, 1.63%, 3/20/17	USD	60	59,883

			118,099
Total Corporate Bonds — 29.0%			8,707,465

Foreign Agency Obligations
Brazil — 0.5%
Petrobras Global Finance BV:
3.88%, 1/27/16		60	60,083
3.25%, 3/17/17		30	29,260
5.75%, 1/20/20		53	51,105

			140,448
Russia — 1.0%
Gazprom OAO Via Gaz Capital SA:
4.30%, 11/12/15		200	201,116
5.14%, 3/22/17	EUR	105	118,261

			319,377
Total Foreign Agency Obligations — 1.5%			459,825

Foreign Government Obligations
Brazil — 1.9%
Brazil Notas do Tesouro Nacional Inflation Linked Bond, Series B, 6.00%, 8/15/22	BRL	1	456,379
Federal Republic of Brazil, 2.88%, 4/01/21	EUR	100	110,102

			566,481
Colombia — 1.9%
Republic of Colombia, 4.00%, 2/26/24	USD	578	575,688
Cyprus — 0.1%
Cyprus Government International Bond, 3.88%, 5/06/22	EUR	40	44,511
Germany — 0.3%
Bundesschatzanweisungen, 0.00%, 6/16/17 (d)		75	82,729

See Notes to Financial Statements.

56	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Greece — 0.9%
Hellenic Republic:
4.75%, 4/17/19	EUR	80	$59,052
2.00%, 2/24/23 (e)		16	9,713
2.00%, 2/24/24 (e)		17	9,626
2.00%, 2/24/25 (e)		17	10,002
2.00%, 2/24/26 (e)		18	10,116
2.00%, 2/24/27 (e)		19	10,223
2.00%, 2/24/28 (e)		19	10,361
2.00%, 2/24/29 (e)		20	10,405
2.00%, 2/24/30 (e)		20	10,442
2.00%, 2/24/31 (e)		20	10,489
2.00%, 2/24/32 (e)		20	10,381
2.00%, 2/24/33 (e)		21	10,414
2.00%, 2/24/34 (e)		21	10,510
2.00%, 2/24/35 (e)		21	10,409
2.00%, 2/24/36 (e)		21	10,395
2.00%, 2/24/37 (e)		21	10,403
2.00%, 2/24/38 (e)		21	10,388
2.00%, 2/24/39 (e)		21	10,395
2.00%, 2/24/40 (e)		21	10,403
2.00%, 2/24/41 (e)		21	10,416
2.00%, 2/24/42 (e)		21	10,402

			264,945
Indonesia — 1.8%
Republic of Indonesia:
11.63%, 3/04/19	USD	164	213,610
2.88%, 7/08/21	EUR	200	222,672
3.38%, 7/30/25		100	108,858

			545,140
Italy — 3.3%
Buoni Poliennali Del Tesoro, 4.50%, 5/01/23		397	531,406
Italy Buoni Poliennali Del Tesoro:
1.15%, 5/15/17		120	134,234
1.05%, 12/01/19		185	206,478
Italy Buoni Poliennali Del Tesoro Inflation Linked Bond, 2.15%, 11/12/17		90	103,778

			975,896
Portugal — 5.3%
Portugal Obrigacoes do Tesouro OT:
4.35%, 10/16/17		100	119,340
3.85%, 4/15/21		33	41,174
2.88%, 10/15/25		115	131,738
3.88%, 2/15/30		314	385,217
4.10%, 2/15/45		725	906,505

			1,583,974
Slovenia — 0.8%
Republic of Slovenia, 5.85%, 5/10/23	USD	200	228,620
Slovenia Government Bonds, 2.13%, 7/28/25	EUR	21	23,112

			251,732

Foreign Government Obligations		Par (000)	Value
Spain — 2.7%
Kingdom of Spain:
5.50%, 7/30/17	EUR	105	$127,616
5.15%, 10/31/44		419	660,771
Kingdom of Spain Inflation Linked Bond, 1.80%, 11/30/24		20	24,177

			812,564
Turkey — 1.2%
Republic of Turkey, 7.50%, 7/14/17	USD	320	352,192
Total Foreign Government Obligations — 20.2%			6,055,852

Investment Companies		Shares
db x-trackers MSCI Philippines IM TRN Index UCITS ETF DR (a)		200,733	422,249
Financial Select Sector SPDR Fund		36,200	912,601
Lyxor ETF MSCI India (a)		27,376	456,698
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.		15,500	126,635
Total Investment Companies — 6.4%			1,918,183

U.S. Treasury Obligations — 5.2%		Par (000)
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	USD	1,606	1,569,958
Total Long-Term Investments (Cost — $20,461,724) — 64.3%			19,314,279

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (f)(g)(h)		8,688,635	8,688,635
Total Short-Term Securities (Cost — $8,688,635) — 28.9%			8,688,635

Options Purchased
(Cost — $367,800) — 0.5%			154,710
Total Investments Before Options Written (Cost — $29,518,159) — 93.7%			28,157,624

Options Written
(Premiums Received — $ 283,390) — (0.3)%			(106,549)
Total Investments Net of Options Written (Cost — $29,234,769) — 93.4%			28,051,075
Other Assets Less Liabilities — 6.6%			1,990,256

Net Assets — 100.0%			$30,041,331

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	57

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(g)	During the period ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity[1]	Shares Held at July 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	8,688,635	8,688,635	$4,968

[1]	Represents net shares purchased.

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
3	DAX Index Futures[1]	Eurex	September 2015	USD	931,261	$(26,679)
(6)	E-Mini S&P 500 Consumer Discretionary Select Sector Index Futures[1]	Chicago Mercantile	September 2015	USD	482,580	(21,013)
(6)	E-Mini S&P 500 Futures[1]	Chicago Mercantile	September 2015	USD	629,520	(2,519)
(14)	Euro STOXX 600 Automobiles & Parts Index[1]	Eurex	September 2015	USD	446,735	12,595
(24)	Euro STOXX 600 Industrial Goods & Services Index[1]	Eurex	September 2015	USD	608,079	(11,329)
34	Euro STOXX Banks Index[1]	Eurex	September 2015	USD	293,496	(5,638)
(2)	Euro-Bobl	Eurex	September 2015	USD	286,226	(1,583)
1	Euro-BTP Italian Government Bonds Futures	Eurex	September 2015	USD	150,131	7,335
(4)	Euro-Bund	Eurex	September 2015	USD	678,279	(9,064)
(9)	Euro-Schatz	Eurex	September 2015	USD	1,100,067	(1,479)
1	Long Gilt British	NYSE Liffe	September 2015	USD	183,181	327
7	NASDAQ 100 E-Mini Futures[1]	Chicago Mercantile	September 2015	USD	641,900	21,899
(33)	RDX USD Index Futures[1]	Eurex	September 2015	USD	346,170	20,480
6	TOPIX Index[1]	Osaka	September 2015	USD	803,647	4,776
(11)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2015	USD	1,401,813	(1,811)
9	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2015	USD	1,971,563	4,065
7	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2015	USD	838,906	3,382
1	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2015	USD	159,531	460
(9)	Three Month Sterling	NYSE Liffe	December 2016	USD	1,734,188	556
Total						$ (5,240)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	22,000	USD	24,354	Goldman Sachs International	8/05/15	$(191)
USD	16,263	EUR	15,000	Goldman Sachs International	8/05/15	(212)
USD	61,476	EUR	56,000	Goldman Sachs International	8/05/15	(30)

See Notes to Financial Statements.

58	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	110,002	EUR	99,000	Goldman Sachs International	8/05/15	$ 1,269
USD	10,966	EUR	10,000	HSBC Bank USA N.A.	8/05/15	(18)
USD	5,708,657	EUR	5,095,000	UBS AG	8/05/15	112,720
USD	420,642	GBP	267,000	HSBC Bank PLC	8/05/15	3,697
AUD	80,000	USD	61,959	Citibank N.A.	8/12/15	(3,526)
AUD	40,000	USD	29,825	JPMorgan Chase Bank N.A.	8/12/15	(609)
AUD	20,000	USD	15,285	UBS AG	8/12/15	(677)
BRL	25,000	USD	7,563	Deutsche Bank AG	8/12/15	(296)
CHF	10,000	USD	10,834	Barclays Bank PLC	8/12/15	(481)
CHF	30,000	USD	31,873	JPMorgan Chase Bank N.A.	8/12/15	(814)
CHF	124,000	USD	135,334	UBS AG	8/12/15	(6,956)
EUR	50,000	USD	56,883	Deutsche Bank AG	8/12/15	(1,962)
EUR	37,000	USD	41,576	Deutsche Bank AG	8/12/15	(935)
EUR	20,000	USD	22,185	Deutsche Bank AG	8/12/15	(216)
EUR	30,000	USD	32,810	Goldman Sachs International	8/12/15	142
EUR	110,000	USD	125,044	JPMorgan Chase Bank N.A.	8/12/15	(4,218)
EUR	70,000	USD	78,632	JPMorgan Chase Bank N.A.	8/12/15	(1,743)
EUR	25,000	USD	28,031	JPMorgan Chase Bank N.A.	8/12/15	(571)
HUF	4,250,000	USD	15,112	Bank of America N.A.	8/12/15	78
HUF	4,250,000	USD	14,938	Bank of America N.A.	8/12/15	252
HUF	4,250,000	USD	15,082	BNP Paribas S.A.	8/12/15	108
IDR	162,500,000	USD	12,100	HSBC Bank PLC	8/12/15	(116)
INR	765,000	USD	12,002	Standard Chartered Bank	8/12/15	(99)
JPY	15,000,000	USD	122,433	BNP Paribas S.A.	8/12/15	(1,388)
JPY	12,915,000	USD	104,655	Credit Suisse International	8/12/15	(436)
JPY	7,465,000	USD	60,829	JPMorgan Chase Bank N.A.	8/12/15	(589)
JPY	4,000,000	USD	32,363	UBS AG	8/12/15	(85)
NOK	60,000	USD	7,977	BNP Paribas S.A.	8/12/15	(634)
NOK	143,000	USD	19,062	JPMorgan Chase Bank N.A.	8/12/15	(1,560)
NOK	604,000	USD	80,718	UBS AG	8/12/15	(6,795)
USD	3,990	AUD	5,000	Barclays Bank PLC	8/12/15	338
USD	7,635	AUD	10,000	Citibank N.A.	8/12/15	331
USD	3,995	AUD	5,000	Deutsche Bank AG	8/12/15	343
USD	63,037	AUD	80,000	Deutsche Bank AG	8/12/15	4,604
USD	122,966	AUD	160,000	Deutsche Bank AG	8/12/15	6,100
USD	7,786	BRL	25,000	Deutsche Bank AG	8/12/15	518
USD	7,431	BRL	25,000	JPMorgan Chase Bank N.A.	8/12/15	163
USD	134,603	CHF	124,000	Bank of America N.A.	8/12/15	6,225
USD	10,579	CHF	10,000	Citibank N.A.	8/12/15	226
USD	32,006	CHF	30,000	JPMorgan Chase Bank N.A.	8/12/15	947
USD	16,428	EUR	15,000	Bank of America N.A.	8/12/15	(48)
USD	16,466	EUR	15,000	Bank of America N.A.	8/12/15	(10)
USD	16,488	EUR	15,000	BNP Paribas S.A.	8/12/15	12
USD	5,610	EUR	5,000	BNP Paribas S.A.	8/12/15	118
USD	120,881	EUR	110,000	Deutsche Bank AG	8/12/15	55
USD	22,761	EUR	20,000	Deutsche Bank AG	8/12/15	793
USD	33,301	EUR	30,000	JPMorgan Chase Bank N.A.	8/12/15	348
USD	21,313	EUR	19,000	JPMorgan Chase Bank N.A.	8/12/15	443

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	59

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	105,769	EUR	93,000	JPMorgan Chase Bank N.A.	8/12/15	$ 3,617
USD	136,377	EUR	120,000	UBS AG	8/12/15	4,567
USD	8,072	JPY	1,000,000	Citibank N.A.	8/12/15	3
USD	2,356	JPY	290,000	Deutsche Bank AG	8/12/15	16
USD	2,721	JPY	335,000	Deutsche Bank AG	8/12/15	18
USD	29,934	JPY	3,715,000	JPMorgan Chase Bank N.A.	8/12/15	(44)
USD	121,348	JPY	15,000,000	JPMorgan Chase Bank N.A.	8/12/15	303
USD	4,715	JPY	580,000	UBS AG	8/12/15	34
USD	5,365	JPY	660,000	UBS AG	8/12/15	39
USD	30,311	JPY	3,750,000	UBS AG	8/12/15	49
USD	28,518	JPY	3,500,000	UBS AG	8/12/15	274
USD	132,628	JPY	15,915,000	UBS AG	8/12/15	4,199
USD	18,774	NOK	150,000	Deutsche Bank AG	8/12/15	416
USD	25,327	NOK	200,000	Goldman Sachs International	8/12/15	849
USD	7,403	TRY	20,000	Deutsche Bank AG	8/12/15	211
AUD	404,727	USD	300,000	JPMorgan Chase Bank N.A.	8/28/15	(4,674)
AUD	404,891	USD	300,000	JPMorgan Chase Bank N.A.	8/28/15	(4,554)
CAD	191,593	USD	150,000	JPMorgan Chase Bank N.A.	8/28/15	(3,534)
CAD	191,851	USD	150,000	JPMorgan Chase Bank N.A.	8/28/15	(3,337)
CLP	149,771,250	USD	225,000	Credit Suisse International	8/28/15	(3,476)
EUR	400,000	RON	1,787,415	JPMorgan Chase Bank N.A.	8/28/15	(5,750)
GBP	400,000	EUR	565,099	JPMorgan Chase Bank N.A.	8/28/15	3,689
GBP	285,000	RUB	23,585,175	JPMorgan Chase Bank N.A.	8/28/15	65,535
GBP	193,679	USD	300,000	JPMorgan Chase Bank N.A.	8/28/15	2,396
KRW	560,112,000	USD	480,000	Morgan Stanley & Co. International PLC	8/28/15	(1,772)
MXN	9,260,187	USD	600,000	JPMorgan Chase Bank N.A.	8/28/15	(26,498)
MYR	1,129,050	USD	300,000	Barclays Bank PLC	8/28/15	(5,482)
MYR	800,747	USD	211,558	Goldman Sachs International	8/28/15	(2,679)
MYR	902,384	USD	238,442	HSBC Bank PLC	8/28/15	(3,051)
MYR	287,063	USD	75,000	HSBC Bank PLC	8/28/15	(118)
MYR	268,240	USD	70,000	JPMorgan Chase Bank N.A.	8/28/15	(28)
MYR	305,840	USD	80,000	Standard Chartered Bank	8/28/15	(220)
MYR	285,938	USD	75,000	UBS AG	8/28/15	(412)
NOK	2,440,236	USD	300,000	JPMorgan Chase Bank N.A.	8/28/15	(1,453)
NZD	440,522	USD	300,000	JPMorgan Chase Bank N.A.	8/28/15	(9,909)
NZD	201,250	USD	135,000	JPMorgan Chase Bank N.A.	8/28/15	(2,473)
NZD	157,018	USD	105,000	JPMorgan Chase Bank N.A.	8/28/15	(1,601)
NZD	89,485	USD	60,000	JPMorgan Chase Bank N.A.	8/28/15	(1,073)
PLN	270,259	EUR	65,000	JPMorgan Chase Bank N.A.	8/28/15	172
PLN	560,760	EUR	135,000	JPMorgan Chase Bank N.A.	8/28/15	213
PLN	270,629	EUR	65,000	JPMorgan Chase Bank N.A.	8/28/15	270
RUB	25,262,400	GBP	285,000	JPMorgan Chase Bank N.A.	8/28/15	(38,552)
SEK	3,802,873	EUR	410,000	Deutsche Bank AG	8/28/15	(9,407)
TWD	18,342,000	USD	600,000	Morgan Stanley & Co. International PLC	8/28/15	(18,913)
USD	600,000	AUD	788,502	JPMorgan Chase Bank N.A.	8/28/15	24,637
USD	485,000	BRL	1,585,271	JPMorgan Chase Bank N.A.	8/28/15	26,987
USD	300,000	CAD	375,110	Deutsche Bank AG	8/28/15	13,241
USD	300,000	CAD	368,237	Goldman Sachs International	8/28/15	18,496

See Notes to Financial Statements.

60	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	220,000	CLP	143,396,000	Credit Suisse International	8/28/15	$ 7,905
USD	115,000	CLP	75,008,750	JPMorgan Chase Bank N.A.	8/28/15	4,056
USD	115,000	CLP	74,543,000	JPMorgan Chase Bank N.A.	8/28/15	4,745
USD	3,250,000	EUR	2,980,357	Morgan Stanley & Co. International PLC	8/28/15	(24,351)
USD	2,300,000	GBP	1,505,975	Deutsche Bank AG	8/28/15	(51,320)
USD	300,000	KRW	333,675,000	Morgan Stanley & Co. International PLC	8/28/15	15,106
USD	660,000	KRW	733,788,000	Morgan Stanley & Co. International PLC	8/28/15	33,486
USD	750,000	MYR	2,756,175	Goldman Sachs International	8/28/15	31,039
USD	300,000	MYR	1,104,750	Morgan Stanley & Co. International PLC	8/28/15	11,821
USD	300,000	NZD	455,532	JPMorgan Chase Bank N.A.	8/28/15	25
USD	75,000	RUB	4,341,750	Credit Suisse International	8/28/15	5,149
USD	225,000	RUB	13,007,250	JPMorgan Chase Bank N.A.	8/28/15	15,737
USD	900,000	SGD	1,218,510	Goldman Sachs International	8/28/15	12,576
USD	150,000	TWD	4,635,000	JPMorgan Chase Bank N.A.	8/28/15	3,160
USD	1,500,000	TWD	45,858,000	Morgan Stanley & Co. International PLC	8/28/15	47,187
USD	150,000	TWD	4,635,000	UBS AG	8/28/15	3,160
USD	115,000	ZAR	1,414,976	JPMorgan Chase Bank N.A.	8/28/15	3,716
USD	115,000	ZAR	1,413,040	JPMorgan Chase Bank N.A.	8/28/15	3,868
USD	212,000	ZAR	2,612,657	JPMorgan Chase Bank N.A.	8/28/15	6,521
ZAR	946,800	USD	75,000	Barclays Bank PLC	8/28/15	(537)
ZAR	945,338	USD	75,000	JPMorgan Chase Bank N.A.	8/28/15	(652)
ZAR	2,691,306	USD	212,000	JPMorgan Chase Bank N.A.	8/28/15	(336)
ZAR	1,468,527	USD	115,000	JPMorgan Chase Bank N.A.	8/28/15	496
ZAR	1,462,264	USD	115,000	Morgan Stanley & Co. International PLC	8/28/15	3
USD	22,105	EUR	20,000	Barclays Bank PLC	9/03/15	130
USD	5,827,282	EUR	5,247,000	UBS AG	9/03/15	62,202
USD	415,630	GBP	267,000	HSBC Bank PLC	9/03/15	(1,227)
AUD	258,000	USD	189,313	Goldman Sachs International	10/20/15	(1,563)
USD	340,887	AUD	456,000	UBS AG	10/20/15	9,050
USD	120,576	DKK	810,053	HSBC Bank PLC	10/20/15	1,130
CNH	4,588,920	USD	720,000	Goldman Sachs International	7/08/16	(3,140)
USD	720,000	CNH	4,598,280	JPMorgan Chase Bank N.A.	7/08/16	1,678
Total						$326,656

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
EURO STOXX 50 Index[1]	Call	8/21/15	EUR	3,900.00	37	$162
CBOE Volatility Index[1]	Call	9/16/15	USD	22.00	620	40,300
EURO STOXX 50 Index[1]	Call	9/18/15	EUR	4,200.00	105	346
HSCEI Index[1]	Call	9/29/15	HKD	15,600.00	20	129
EURO STOXX Utilities (Price) Index[1]	Call	12/18/15	EUR	300.00	36	12,652
FTSE 100[1]	Call	12/18/15	GBP	7,000.00	9	8,222
EURO STOXX 50 Index[1]	Call	12/15/17	EUR	4,000.00	11	23,086
Euro Dollar 3-Month	Put	8/14/15	USD	98.63	6	37
EURO STOXX 50 Index[1]	Put	8/21/15	EUR	3,400.00	46	6,315
Euro Dollar 3-Month	Put	9/11/15	USD	98.50	7	131
Nikkei 225 Index[1]	Put	9/11/15	JPY	19,250.00	10	8,876

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	61

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
DAX Index[1]	Put	9/18/15	EUR	10,800.00	24	$ 17,554
S&P 500 Index[1]	Put	9/18/15	USD	2,050.00	7	14,455
Total						$132,265

[1] All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

OTC Options Purchased

Description[1]	Put/ Call	Counterparty	Expiration Date	Strike Price(s)		Contracts	Notional Amount (000)		Value
SPDR Gold Shares (U.S.)	Call	Citibank N.A.	10/16/15	USD	120.00	25,000		—	$ 3,750
WOP:SPX/CMS2	Put	Bank of America N.A.	12/18/15	USD	2,090.00/2.32	—	USD	400	2,919
WOP:SPX/CMS2	Put	Bank of America N.A.	12/18/15	USD	2,057.00/2.32	—	USD	400	2,215
WOP:SPX/CMS2	Put	Bank of America N.A.	12/18/15	USD	2,065.00/2.35	—	USD	400	2,174
WOP:SPX/CMS2	Put	Société Générale	12/18/15	USD	2,053.40/2.41	—	USD	400	1,758
WOP:SPX/CMS2	Put	Société Générale	12/19/15	USD	2,110.30/2.40	—	USD	700	4,949
WOP:SPX/CMS2	Put	Société Générale	12/19/15	USD	2,107.78/2.42	—	USD	700	4,680
Total									$22,445

[1]     All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

[2]     Composed of two or more options. Only the worst performing (least performing) option can be exercised at expiration.

Exchange-Traded Options Written

Description[1]	Put/ Call	Expiration Date	Strike Price		Contracts	Value
CBOE Volatility Index	Call	9/16/15	USD	16.00	310	$(44,175)
EURO STOXX 50 Index	Call	9/18/15	EUR	3,850.00	15	(1,993)
HSCEI Index	Call	9/29/15	HKD	16,600.00	20	(129)
EURO STOXX 50 Index	Put	8/21/15	EUR	3,100.00	23	(404)
EURO STOXX 50 Index	Put	8/21/15	EUR	3,200.00	46	(1,465)
Nikkei 225 Index	Put	9/11/15	JPY	20,250.00	5	(13,314)
DAX Index	Put	9/18/15	EUR	10,200.00	48	(11,993)
S&P 500 Index	Put	9/18/15	USD	1,975.00	7	(6,335)
EURO STOXX Utilities (Price) Index	Put	12/18/15	EUR	265.00	36	(12,652)
FTSE 100	Put	12/18/15	GBP	6,000.00	9	(8,714)
Total						$(101,174)

[1] All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

   OTC Options Written

Description[1]	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
SPDR Gold Shares (U.S.)	Call	Citibank N.A.	10/16/15	USD	110.00	5,000	$(5,375)

[1] All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation
Federal Republic of Brazil	1.00%	Barclays Bank PLC	9/20/20	USD	70	$5,835	$5,276	$559

See Notes to Financial Statements.

62	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

      OTC Credit Default Swaps — Sold Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Received	Unrealized Appreciation
United Mexican States	1.00%	Barclays Bank PLC	9/20/20	BBB+	USD 60,000	$(863)	$(919)	$56

[1]     Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]     The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

      OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
1.89%[1]	6-Month BUBOR	Citibank N.A.	6/26/18	HUF	17,100	$(195)	—	$(195)
1.91%[1]	6-Month BUBOR	Citibank N.A.	6/26/18	HUF	17,100	(229)	—	(229)
1.86%[1]	6-Month BUBOR	Citibank N.A.	7/27/18	HUF	4,070	(23)	—	(23)
1.83%[1]	6-Month BUBOR	Goldman Sachs International	7/27/18	HUF	19,240	(59)	—	(59)

Total						$(506)	—	$(506)

[1] Fund pays the fixed rate and receives the floating rate.

      OTC Total Return Swaps

Reference Entity[1]	Fixed Notional Amount/ Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)			Value	Premiums Received	Unrealized Appreciation (Depreciation)
JP European Basket Index	3-month EURIBOR plus 0.35%[2]	JPMorgan Chase Bank N.A.	8/19/15		5,750	[3]	$ 185,979	—	$185,979
JP European Basket Index	3-month EURIBOR plus 0.35%[2]	JPMorgan Chase Bank N.A.	8/19/15		2,411	[3]	82,334	—	82,334
JP European Basket Index	3-month EURIBOR plus 0.35%[2]	JPMorgan Chase Bank N.A.	8/19/15		1,080	[3]	9,424	—	9,424
U.S. Treasury Notes (10 Year) Future September 2015	USD 2,269,683[4]	Bank of America N.A.	8/27/15		18	[3]	(24,192)	—	(24,192)
U.S. Treasury Notes (5 Year) Future September 2015	USD 1,190,295[4]	Bank of America N.A.	8/27/15		10	[3]	(8,143)	—	(8,143)
U.S. Ultra Treasury Bonds Future September 2015	USD 308,867[4]	Bank of America N.A.	8/27/15		2	[3]	(10,195)	$(1,695)	(8,500)
U.S. Ultra Treasury Bonds Future September 2015	USD 309,055[4]	Bank of America N.A.	8/27/15		2	[3]	(10,008)	—	(10,008)
U.S. Ultra Treasury Bonds Future September 2015	USD 306,556[4]	Bank of America N.A.	8/27/15		2	[3]	(12,507)	—	(12,507)
Emerging Lifestyle Trends Series 2 Basket Index	6-month LIBOR plus 0.12%[5]	Citibank N.A.	9/04/15		1,025	[3]	59,011	—	59,011
CITI Dyna Vol EM Series II Index	USD 600,000[6]	Citibank N.A.	11/13/15	USD	600		(6,836)	—	(6,836)
MLBX WUDC Total Return Index	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	11/18/15		185	[3]	(7,413)	—	(7,413)
MLBX WUDC Total Return Index	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	11/18/15		185	[3]	(11,978)	—	(11,978)
NYSE ARCA Gold Miners Net Total Return Index	3-month LIBOR plus 0.31%[5]	JPMorgan Chase Bank N.A.	11/18/15		510	[3]	(110,568)	—	(110,568)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	63

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Reference Entity[1]	Fixed Notional Amount/ Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)			Value	Premiums Received	Unrealized Appreciation (Depreciation)
JPEBEUOB Performance Shell Index	3-month LIBOR plus 0.39%[2]	JPMorgan Chase Bank N.A.	2/01/16		7,200	[3]	$ 19,512	—	$ 19,512
JPEBRUOB Index	3-month LIBOR plus 0.43%[2]	JPMorgan Chase Bank N.A.	2/01/16		1,194	[3]	1,421	—	1,421
Merrill Lynch Commodity Volatility Carry Index	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	3/16/16		1,370	[3]	881	—	881
Merrill Lynch Commodity Volatility Carry Index	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	3/16/16		1,370	[3]	(335)	—	(335)
Dow Jones U.S. Select Home Builders Total Return Index	3-month LIBOR plus 0.50%[5]	Bank of America N.A.	3/23/16		80	[3]	13,224	—	13,224
Dow Jones U.S. Select Home Builders Total Return Index	3-month LIBOR plus 0.55%[5]	Bank of America N.A.	3/23/16		19	[3]	1,225	—	1,225
Goldman Sachs Volatility Carry Basket Index	USD 200,000[6]	Goldman Sachs International	4/07/16	USD	200		(945)	—	(945)
Goldman Sachs Volatility Carry Basket Index	USD 200,000[6]	Goldman Sachs International	4/07/16	USD	200		(1,722)	—	(1,722)
Morgan Stanley VolNet Premium Wave Global Index	0.45%[6]	Morgan Stanley & Co. International PLC	4/15/16		900	[3]	5,239	—	5,239
Philadelphia Stock Exchange Semiconductor Sector Index	3-month LIBOR plus 0.30%[5]	Bank of America N.A.	5/08/16		427	[3]	(24,727)	—	(24,727)
Philadelphia Stock Exchange Semiconductor Sector Index	3-month LIBOR plus 0.30%[5]	Bank of America N.A.	5/08/16		211	[3]	(13,657)	—	(13,657)
Philadelphia Stock Exchange Semiconductor Sector Index	3-month LIBOR plus 0.30%[5]	Bank of America N.A.	5/09/16		224	[3]	(5,333)	—	(5,333)
Citi DynaVol2x USD HP Performance Index	USD 756,403[6]	Citibank N.A.	6/24/16	USD	756		15,299	—	15,299
DB V2V Index	USD 900,517[6]	Deutsche Bank AG	7/15/16		650	[3]	(2,288)	—	(2,288)

Total							$142,702	$(1,695)	$144,397

[1]     All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

[2]     Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

[3]     Contract amount shown.

[4]     Fund pays the total return of the reference entity and receives the fixed amount. Net payment made at termination.

[5]     Fund receives the total return of the reference entity and pays the floating rate.

[6]     Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

See Notes to Financial Statements.

64	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

OTC Total Return — Variance Swaps

Index[1]	Variance Strike Price[2]	Counterparty	Expiration Date	Notional Amount (000)			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OMX Stockholm 30 Index	21.40%	Morgan Stanley & Co. International PLC	12/18/15	SEK	3		$(51,046)	—	$(51,046)
S&P 500 Index	21.00%	Morgan Stanley & Co. International PLC	12/18/15	USD	—	[3]	92,698	—	92,698

Total							$ 41,652	—	$ 41,652

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.
[2]	At expiration, the Fund pays or receives the difference between the realized variance and predefined variance strike price multiplied by the notional amount.
[3]	Amount is less than USD 500.

Transactions in Options Written for the Period Ended July 31, 2015

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	—	—	—	—	—	—
Options written	57,039	$6,951,490	$703,933	64,974	$4,549,200	$833,800
Options expired	(16,390)	(6,950,820)	(183,810)	(26,160)	(4,504,600)	(313,999)
Options closed	(35,304)	(670)	(396,761)	(38,640)	(44,600)	(359,773)

Outstanding options, end of period	5,345	—	$123,362	174	—	$160,028

[1]	Amount shown is in the currency in which the transaction was denominated.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Derivative Financial Instruments - Assets
Financial futures contracts	Net unrealized appreciation[1]	—	$ 59,750	—	$16,125	—	$ 75,875
Forward foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	$594,007	—	—	594,007
Options purchased	Investments at value - unaffiliated[2]	—	135,847	—	168	$18,695	154,710
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	$5,891	486,247	—	—	—	492,138

Total		$5,891	$681,844	$594,007	$16,293	$18,695	$1,316,730

	Statements of Assets and Liabilities Location	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Derivative Financial Instruments - Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	$67,178	—	$13,937	—	$ 81,115
Forward foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	$267,351	—	—	267,351
Options written	Options written at value	—	106,549	—	—	—	106,549
Swaps - OTC	Unrealized depreciation on swaps; Swap premiums received	$919	236,848	—	65,551	—	303,318

Total		$919	$410,575	$267,351	$79,488	—	$758,333

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	65

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

For the period ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	$ 37,698	—	$ 7,780	—	$ 45,478
Foreign currency transactions	—		$622,758	—	—	622,758
Options purchased[1]	—	(303,301)	(62,241)	(241,377)	—	(606,919)
Options written.	—	230,792	90,571	235,247	—	556,610
Swaps	$(43)	439,788	—	49,654	—	489,399

	$(43)	$ 404,977	$651,088	$ 51,304	—	$1,107,326

	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	$ (7,428)	—	$ 2,188	—	$ (5,240)
Foreign currency translations	—	—	$326,656	—	—	326,656
Options purchased[2]	—	(195,234)	—	(1,941)	$(15,915)	(213,090)
Options written	—	176,841	—	—	—	176,841
Swaps	$615	249,399	—	(63,856)	—	186,158

Total	$615	$ 223,578	$326,656	$(63,609)	$(15,915)	$ 471,325

[1] Options purchased are included in net realized gain (loss) from investments. [2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

For the period ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$ 7,601,496
Average notional value of contracts — short	$ 9,518,620
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$35,312,427
Average amounts sold — in USD	$14,762,927
Options:
Average value of option contracts purchased	$ 213,220
Average value of option contracts written	$ 143,048
Average notional value of swaption contracts purchased	$15,390,770
Average notional value of swaption contracts written	$30,257,437
Credit default swaps:
Average notional value — buy protection	$ 23,333
Average notional value — sell protection	$ 20,000
Interest rate swaps:
Average notional value — pays fixed rate	$ 68,529
Average notional value — receives fixed rate	$ 1,212,580
Total return swaps:
Average notional value	$13,185,465

Derivative Financial Instruments – Offsetting as of July 31, 2015

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$ 20,302		$ 18,077
Forward foreign currency exchange contracts	594,007		267,351
Options	154,710	[1]	106,549
Swaps - OTC[2]	492,138		303,318

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,261,157		$ 695,295
Derivatives not subject to an MNA	(152,567)		(119,251)

Total derivative assets and liabilities subject to an MNA	$1,108,590		$ 576,044

[1]    Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]    Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

66	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 29,193	$ (29,193)	—	—	—
Barclays Bank PLC	6,359	(6,359)	—	—	—
BNP Paribas S.A.	238	(238)	—	—	—
Citibank N.A.	78,620	(16,184)	—	—	$ 62,436
Credit Suisse International	13,054	(3,912)	—	—	9,142
Deutsche Bank AG	26,315	(26,315)	—	—	—
Goldman Sachs International	64,371	(10,541)	—	—	53,830
HSBC Bank PLC	4,827	(4,512)	—	—	315
JPMorgan Chase Bank N.A.	472,392	(225,140)	—	—	247,252
Morgan Stanley & Co. International PLC	205,540	(96,082)	—	—	109,458
Société Générale	11,387	—	—	—	11,387
UBS AG	196,294	(14,925)	—	—	181,369

Total	$1,108,590	$(433,401)	—	—	$675,189

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$128,546	$ (29,193)	—	—	$ 99,353
Barclays Bank PLC	7,419	(6,359)	—	—	1,060
BNP Paribas S.A.	2,022	(238)	—	—	1,784
Citibank N.A.	16,184	(16,184)	—	—	—
Credit Suisse International	3,912	(3,912)	—	—	—
Deutsche Bank AG	66,424	(26,315)	—	—	40,109
Goldman Sachs International	10,541	(10,541)	—	—	—
HSBC Bank PLC	4,512	(4,512)	—	—	—
HSBC Bank USA N.A.	18	—	—	—	18
JPMorgan Chase Bank N.A.	225,140	(225,140)	—	—	—
Morgan Stanley & Co. International PLC	96,082	(96,082)	—	—	—
Standard Chartered Bank	319	—	—	—	319
UBS AG	14,925	(14,925)	—	—	—

Total	$576,044	$(433,401)	—	—	$142,643

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$ 602,996	—	—	$ 602,996
Corporate Bonds	—	$ 8,707,465	—	8,707,465
Foreign Agency Obligations	—	459,825	—	459,825
Foreign Government Obligations	—	6,055,852	—	6,055,852
Investment Companies	1,918,183	—	—	1,918,183
U.S. Treasury Obligations	—	1,569,958	—	1,569,958
Short-Term Securities:
Money Market Funds	8,688,635	—	—	8,688,635
Options Purchased:
Equity Contracts	132,097	3,750	—	135,847
Interest Rate Contracts	168	—	—	168

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	67

Consolidated Schedule of Investments (concluded)	BlackRock Macro Themes Fund

	Level 1	Level 2	Level 3	Total
Other Contracts	—	$ 18,695	—	$ 18,695
Total	$11,342,079	$16,815,545	—	$28,157,624

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$615	—	$615
Equity contracts	$59,750	486,247	—	545,997
Foreign currency exchange contracts	—	594,007	—	594,007
Interest rate contracts	16,125	—	—	16,125
Liabilities:
Equity contracts	(168,352)	(242,223)	—	(410,575)
Foreign currency exchange contracts	—	(267,351)	—	(267,351)
Interest rate contracts	(13,937)	(63,856)	—	(77,793)

Total	$(106,414)	$507,439	—	$401,025

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$818,540	—	—	$818,540
Foreign currency at value	60,042	—	—	60,042
Cash pledged as collateral exchange-traded options	496,000	—	—	496,000
Liabilities:
Bank overdraft	—	$(84,905)	—	(84,905)

Total	$1,374,582	$(84,905)	—	$1,289,677

See Notes to Financial Statements.

68	BLACKROCK FUNDS	JULY 31, 2015

Statements of Assets and Liabilities

July 31, 2015	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1]

Assets
Investments at value — unaffiliated[2,3]	$344,293,948	$7,315,339,082	$19,468,989
Investments at value — affiliated[4]	5,721,200	—	8,688,635
Cash	5,276,802	30,394,294	—
Cash held for investments sold short	—	45,504,613	—
Cash pledged:
Collateral — exchange-traded options	—	—	496,000
Collateral — investments sold short	—	17,180,000	—
Collateral — OTC derivatives	—	15,442,530	—
Financial futures contracts	—	25,072,820	818,540
Centrally cleared swaps	—	13,341,230	—
Foreign currency at value[5]	19,658	—	60,042
Receivables:
Investments sold	12,401,925	340,786,672	—
Securities lending income — affiliated	10,267	—	—
Swaps	—	279,579	—
Capital shares sold	15,469,508	15,166,497	—
Dividends receivable — affiliated	353	6,705	497
Dividends receivable — unaffiliated	183,673	516,303	24
Interest	89,095	58,263,367	215,769
From the Manager	6,830	—	46,702
Options written	—	28,439	—
Swap premiums paid	—	23,885,389	5,276
Unrealized appreciation on forward foreign currency exchange contracts	—	9,928,303	594,007
Unrealized appreciation on OTC swaps	—	27,580,242	486,862
Variation margin receivable on financial futures contracts	—	341,351	20,302
Deferred offering costs	—	—	81,371
Prepaid expenses	13,155	168,134	3,368

Total assets	383,486,414	7,939,225,550	30,986,384

Liabilities
Investments sold short at value — unaffiliated[6]	—	187,711,815	—
Investments sold short at value — affiliated[7]	—	11,798,976	—
Bank overdraft	—	—	84,905
Foreign bank overdraft[8]	—	1,795,459	—
Cash received:
Collateral — borrowed bond agreements	—	13,692,644	—
Collateral — OTC derivatives	—	7,450,000	—
Borrowed bonds at value[9]	—	1,264,543,494	—
Collateral on securities loaned at value	2,239,796	—	—
Options written at value[10]	—	302,963	106,549
Reverse repurchase agreements	—	121,769,731	—
Payables:
Investments purchased	15,709,236	351,036,691	61,461
Swaps	—	1,249,668	—
Administration fees	19,264	253,603	98
Capital shares redeemed	160,886	14,425,843	—
Custodian	9,438	119,234	7,360
Dividends on short sales	—	62,790	—
Foreign taxes	—	1,020	—
Interest expense	—	10,251,926	—
Investment advisory fees	332,632	4,403,250	—
Offering costs	—	—	51,008
Officer’s and Trustees’ fees	3,034	17,917	1,905
Other accrued expenses	15,357	262,109	4,735
Other affiliates	700	23,500	4
Printing fees	8,052	40,628	6,438
Professional fees	54,750	109,018	31,555
Service and distribution fees	7,480	535,170	25
Transfer agent fees	26,896	1,570,405	264
Swap premiums received	—	24,719,407	2,614
Unrealized depreciation on forward foreign currency exchange contracts	—	4,770,360	267,351
Unrealized depreciation on OTC swaps	—	32,669,365	300,704
Unrealized depreciation on unfunded floating rate loan interests	—	16,864	—
Variation margin payable on financial futures contracts	—	2,001,310	18,077
Variation margin payable on centrally cleared swaps	—	1,131,785	—

Total liabilities	18,587,521	2,058,736,945	945,053

Net Assets	$364,898,893	$5,880,488,605	$30,041,331

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$385,719,877	$7,612,656,644	$20,829,524
[3] Securities loaned at value	$1,805,988	—	—
[4] Investments at cost — affiliated	$5,721,200	—	$8,688,635
[5] Foreign currency at cost	$19,757	—	$59,665
[6] Proceeds received from investments sold short at value — unaffiliated	—	$189,630,487	—
[6] Proceeds received from investments sold short at value — affiliated	—	$12,048,219	—
[8] Foreign bank overdraft at cost	—	$1,779,199	—
[9] Proceeds received from borrowed bonds	—	$1,286,136,976	—
[10] Premiums received	—	$1,941,340	$283,390

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	69

Statements of Assets and Liabilities (concluded)

July 31, 2015	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1]

Net Assets Consist of
Paid-in capital	$521,513,891	$6,019,764,649	$29,894,136
Undistributed (distributions in excess of) net investment income	(392,798)	261,538,627	922,276
Accumulated net realized gain (loss)	(114,793,043)	(131,664,130)	(21,535)
Net unrealized appreciation (depreciation)	(41,429,157)	(269,150,541)	(753,546)

Net Assets	$364,898,893	$5,880,488,605	$30,041,331

Net Asset Value
Institutional
Net assets	$348,529,202	$4,505,530,209	$29,990,510

Shares outstanding[2]	49,902,100	428,833,215	2,996,705

Net asset value	$6.98	$10.51	$10.01

Investor A
Net assets	$11,307,753	$1,032,810,529	$25,934

Shares outstanding[2]	1,629,326	98,525,522	2,595

Net asset value	$6.94	$10.48	$9.99

Investor C
Net assets	$5,061,938	$342,147,867	$24,887

Shares outstanding[2]	750,489	32,964,892	2,500

Net asset value	$6.74	$10.38	$9.95

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

70	BLACKROCK FUNDS	JULY 31, 2015

Statements of Operations

Year Ended July 31, 2015	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1,2]

Investment Income
Interest	$196,409	$259,461,307	$280,458
Dividends — unaffiliated	5,284,708	12,129,600	32,739
Dividends — affiliated	4,904	100,693	4,968
Securities lending — affiliated — net	42,341	—	—
Other income — affiliated	213	—	—
Foreign taxes withheld	(264,889)	(106,435)	(2,903)

Total income	5,263,686	271,585,165	315,262

Expenses
Investment advisory	4,732,746	54,768,936	166,560
Administration	232,668	2,829,910	9,045
Professional	128,231	260,597	87,226
Service and distribution — class specific	107,008	6,701,764	204
Transfer agent — class specific	99,263	5,876,484	362
Administration — class specific	91,212	815,406	4,028
Accounting	65,637	708,021	10,662
Miscellaneous	113,894	1,310,088	23,849
Custodian	28,282	526,555	11,369
Officer and Trustees	17,521	185,806	6,465
Organization and offering	—	—	243,653
Recoupment of past waived fees — class specific	—	14,806	—

Total expenses excluding interest and dividend expense	5,616,462	73,998,373	563,423
Interest expense	—	39,208,062	—
Dividend expense — unaffiliated	—	554,123	—
Dividend expense — affiliated	—	727,898	—

Total expenses	5,616,462	114,488,456	563,423
Less fees waived by the Manager	(193,723)	(208,374)	(166,786)
Less administration fees waived	—	—	(4,236)
Less accounting services waived	—	—	(7,121)
Less administration fees waived — class specific	(4,833)	(4,992)	(3,258)
Less transfer agent fees waived — class specific	(1,687)	—	(9)
Less transfer agent fees reimbursed — class specific	(51,666)	—	(230)
Less expenses reimbursed by the Manager	—	—	(146,462)

Total expenses after fees waived and/or reimbursed	5,364,553	114,275,090	235,321

Net investment income (loss)	(100,867)	157,310,075	79,941

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(82,344,465)	(136,582,593)	(927,253)
Investments — affiliated	—	(55,387)	—
Capital gain distributions received from affiliated investment companies	—	47,877	—
Options written	—	(979,579)	556,610
Financial futures contracts	—	(73,462,466)	45,478
Swaps	—	(65,020,711)	489,399
Foreign currency transactions	(28,556)	544,316,663	572,744
Short sales — unaffiliated	—	(2,526,488)	—
Short sales — affiliated	—	(272,158)	—
Borrowed bonds	—	(53,012,460)	—

	(82,373,021)	212,452,698	736,978

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(58,087,977)	(394,492,964)	(1,360,535)
Options written	—	1,818,071	176,841
Financial futures contracts	—	5,856,300	(5,240)
Swaps	—	583,439	186,158
Foreign currency translations	(5,154)	(43,438,304)	249,230
Unfunded loan commitments	—	413,641	—
Short sales — unaffiliated	—	1,918,672	—
Short sales — affiliated	—	249,243	—
Borrowed bonds	—	51,267,627	—

	(58,093,131)	(375,824,275)	(753,546)

Net realized and unrealized loss	(140,466,152)	(163,371,577)	(16,568)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(140,567,019)	$(6,061,502)	$63,373

[1]	Consolidated Statement of Operations.

[2]	For the period December 4, 2014 (commencement of operations) to July 31, 2015.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	71

Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund[1]		BlackRock Global Long/Short Credit Fund
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income (loss)	$(100,867)	$(1,070,635)	$157,310,075	$77,389,133
Net realized gain (loss)	(82,373,021)	(4,104,940)	212,452,698	4,709,967
Net change in unrealized appreciation (depreciation)	(58,093,131)	36,847,376	(375,824,275)	100,575,647

Net increase (decrease) in net assets resulting from operations	(140,567,019)	31,671,801	(6,061,502)	182,674,747

Distributions to Shareholders From[2]
Net investment income:
Institutional	(89,086)	—	(154,488,941)	(34,807,025)
Investor A	—	—	(35,435,750)	(17,923,048)
Investor C	—	—	(10,075,168)	(1,108,893)
Net realized gain:
Institutional	—	—	(55,897,505)	—
Investor A	—	—	(13,695,239)	—
Investor C	—	—	(4,396,026)	—

Decrease in net assets resulting from distributions to shareholders	(89,086)	—	(273,988,629)	(53,838,966)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	61,203,635	6,201,400	(428,498,179)	4,057,411,538

Net Assets
Total increase (decrease) in net assets	(79,452,470)	37,873,201	(708,548,310)	4,186,247,319
Beginning of year	444,351,363	406,478,162	6,589,036,915	2,402,789,596

End of year	$364,898,893	$444,351,363	$5,880,488,605	$6,589,036,915

Undistributed (distributions in excess of) net investment income, at end of year	$(392,798)	$(828,722)	$261,538,627	$(36,884,644)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

72	BLACKROCK FUNDS	JULY 31, 2015

Statements of Changes in Net Assets (concluded)

BlackRock Macro Themes Fund[1]
Increase in Net Assets:	Period December 4, 2014[2] to July 31, 2015

Operations
Net investment income	$79,941
Net realized gain	736,978
Net change in unrealized appreciation (depreciation)	(753,546)

Net increase in net assets resulting from operations	63,373

Distributions to Shareholders From[3]
Net investment income:
Institutional	(39,974)
Investor A	(26)
Investor C	(2)

Decrease in net assets resulting from distributions to shareholders	(40,002)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	30,017,960

Net Assets
Total increase in net assets	30,041,331
Beginning of period	—

End of period	$30,041,331

Undistributed net investment income, at end of period	$922,276

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Commencement of operations.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	73

Consolidated Financial Highlights	BlackRock Commodity Strategies Fund

	Institutional
	Year Ended July 31,			Period October 3, 2011[1] to July 31, 2012
	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$9.89	$9.17	$9.93	$10.00

Net investment income (loss)[2]	0.00 [3]	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(2.91)	0.74	(0.73)	0.22

Net increase (decrease) from investment operations	(2.91)	0.72	(0.76)	0.21

Distributions from:[4]
Net investment income	(0.00)[5]	—	(0.00)[5]	(0.01)
Net realized gain	—	—	—	(0.27)

Total distributions	(0.00)[5]	—	(0.00)[5]	(0.28)

Net asset value, end of period	$6.98	$9.89	$9.17	$9.93

Total Return[6]
Based on net asset value	(29.41)%	7.85%	(7.63)%	2.00%[7]

Ratios to Average Net Assets
Total expenses[8]	1.33%	1.33%	1.38%	1.87%[9,10]

Total expenses excluding recoupment of past waived and/or reimbursed fees[8]	1.33%	1.33%	1.38%	1.87%[9,10]

Total expenses after fees waived and/or reimbursed[8]	1.28%	1.29%	1.29%	1.30%[9]

Net investment income (loss)[8]	0.00%[11]	(0.22)%	(0.24)%	(0.08)%[9]

Supplemental Data
Net assets, end of period (000)	$348,529	$413,506	$378,747	$62,974

Portfolio turnover rate	85%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period October 3, 2011[1] to July 31, 2012
	2015	2014	2013
Investments in underlying funds	0.01%	0.05%	0.01%	—

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.89%.

[11]	Amount is less than 0.005%.

See Notes to Financial Statements.

74	BLACKROCK FUNDS	JULY 31, 2015

Consolidated Financial Highlights (continued)	BlackRock Commodity Strategies Fund

	Investor A
	Year Ended July 31,			Period October 3, 2011[1] to July 31, 2012
	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$9.85	$9.15	$9.93	$10.00

Net investment loss[2]	(0.02)	(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(2.89)	0.74	(0.74)	0.22

Net increase (decrease) from investment operations	(2.91)	0.70	(0.78)	0.20

Distributions from:[3]
Net investment income	—	—	—	(0.00)[4]
Net realized gain	—	—	—	(0.27)

Total distributions	—	—	—	(0.27)

Net asset value, end of period	$6.94	$9.85	$9.15	$9.93

Total Return[5]
Based on net asset value	(29.54)%	7.65%	(7.86)%	1.97%[6]

Ratios to Average Net Assets
Total expenses[7]	1.85%	1.78%	1.79%	2.08%[8,9]

Total expenses excluding recoupment of past waived and/or reimbursed fees[7]	1.85%	1.78%	1.79%	2.08%[8,9]

Total expenses after fees waived and/or reimbursed[7]	1.50%	1.50%	1.50%	1.50%[9]

Net investment loss[7]	(0.23)%	(0.43)%	(0.39)%	(0.26)%[9]

Supplemental Data
Net assets, end of period (000)	$11,308	$21,402	$17,399	$15,274

Portfolio turnover rate	85%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period October 3, 2011[1] to July 31, 2012
	2015	2014	2013
Investments in underlying funds	0.01%	0.05%	0.01%	—

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.08%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	75

Consolidated Financial Highlights (concluded)	BlackRock Commodity Strategies Fund

	Investor C
	Year Ended July 31,			Period October 3, 2011[1] to July 31, 2012
	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$9.64	$9.02	$9.87	$10.00

Net investment loss[2]	(0.08)	(0.11)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	(2.82)	0.73	(0.74)	0.22

Net increase (decrease) from investment operations	(2.90)	0.62	(0.85)	0.14

Distributions from:[3]
Net investment income	—	—	—	—
Net realized gain	—	—	—	(0.27)

Total distributions	—	—	—	(0.27)

Net asset value, end of period	$6.74	$9.64	$9.02	$9.87

Total Return[4]
Based on net asset value	(30.08)%	6.87%	(8.61)%	1.29%[5]

Ratios to Average Net Assets
Total expenses[6]	2.50%	2.43%	2.49%	2.85%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	2.50%	2.43%	2.49%	2.85%[7,8]

Total expenses after fees waived and/or reimbursed[6]	2.25%	2.25%	2.25%	2.24%[8]

Net investment loss[6]	(0.99)%	(1.17)%	(1.14)%	(0.97)%[8]

Supplemental Data
Net assets, end of period (000)	$5,062	$9,443	$10,332	$8,651

Portfolio turnover rate	85%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period October 3, 2011[1] to July 31, 2012
	2015	2014	2013
Investments in underlying funds	0.01%	0.05%	0.01%	—

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.85%.

[8]	Annualized.

See Notes to Financial Statements.

76	BLACKROCK FUNDS	JULY 31, 2015

Financial Highlights	BlackRock Global Long/Short Credit Fund

	Institutional
	Year Ended July 31,			Period September 30, 2011[1] to July 31, 2012
	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$10.95	$10.63	$10.32	$10.00

Net investment income[2]	0.28	0.20	0.15	0.06
Net realized and unrealized gain (loss)	(0.26)	0.26	0.41	0.30

Net increase from investment operations	0.02	0.46	0.56	0.36

Distributions from:[3]
Net investment income	(0.34)	(0.14)	(0.13)	(0.03)
Net realized gain	(0.12)	—	(0.11)	(0.01)
Return of capital	—	—	(0.01)	—

Total distributions	(0.46)	(0.14)	(0.25)	(0.04)

Net asset value, end of period	$10.51	$10.95	$10.63	$10.32

Total Return[4]
Based on net asset value	0.20%	4.36%	5.45%	3.55%[5]

Ratios to Average Net Assets
Total expenses[6]	1.73%	1.61%	1.56%	1.73%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	1.73%	1.61%	1.54%	1.73%[7,8]

Total expenses after fees waived and/or reimbursed[6]	1.72%	1.59%	1.53%	1.46%[7]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	1.07%	1.03%	1.18%	1.20%[7]

Net investment income[6]	2.63%	1.83%	1.38%	0.70%[7]

Supplemental Data
Net assets, end of period (000)	$4,505,530	$4,623,194	$1,335,924	$133,444

Portfolio turnover rate	211%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period September 30, 2011[1] to July 31, 2012
	2015	2014	2013
Investments in underlying funds	—	0.05%	—	—

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.75%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	77

Financial Highlights (continued)	BlackRock Global Long/Short Credit Fund

	Investor A
	Year Ended July 31,			Period September 30, 2011[1] to July 31, 2012
	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$10.93	$10.61	$10.30	$10.00

Net investment income[2]	0.25	0.16	0.12	0.06
Net realized and unrealized gain (loss)	(0.27)	0.27	0.42	0.28

Net increase (decrease) from investment operations	(0.02)	0.43	0.54	0.34

Distributions from:[3]
Net investment income	(0.31)	(0.11)	(0.11)	(0.03)
Net realized gain	(0.12)	—	(0.11)	(0.01)
Return of capital	—	—	(0.01)	—

Total distributions	(0.43)	(0.11)	(0.23)	(0.04)

Net asset value, end of period	$10.48	$10.93	$10.61	$10.30

Total Return[4]
Based on net asset value	(0.10)%	4.09%	5.23%	3.32%[5]

Ratios to Average Net Assets
Total expenses[6]	1.98%	1.91%	1.79%	1.93%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	1.98%	1.91%	1.77%	1.93%[7,8]

Total expenses after fees waived and/or reimbursed[6]	1.98%	1.89%	1.75%	1.66%[8]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	1.33%	1.32%	1.40%	1.39%[8]

Net investment income[6]	2.36%	1.48%	1.11%	0.67%[8]

Supplemental Data
Net assets, end of period (000)	$1,032,811	$1,575,812	$910,247	$71,053

Portfolio turnover rate	211%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period September 30, 2011[1] to July 31, 2012
	2015	2014	2013
Investments in underlying funds	—	0.05%	—	—

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.93%.

[8]	Annualized.

See Notes to Financial Statements.

78	BLACKROCK FUNDS	JULY 31, 2015

Financial Highlights (concluded)	BlackRock Global Long/Short Credit Fund

	Investor C
	Year Ended July 31,			Period September 30, 2011[1] to July 31, 2012
	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$10.87	$10.56	$10.26	$10.00

Net investment income (loss)[2]	0.17	0.08	0.04	(0.01)
Net realized and unrealized gain (loss)	(0.26)	0.27	0.41	0.29

Net increase (decrease) from investment operations	(0.09)	0.35	0.45	0.28

Distributions from:[3]
Net investment income	(0.28)	(0.04)	(0.03)	(0.01)
Net realized gain	(0.12)	—	(0.11)	(0.01)
Return of capital	—	—	(0.01)	—

Total distributions	(0.40)	(0.04)	(0.15)	(0.02)

Net asset value, end of period	$10.38	$10.87	$10.56	$10.26

Total Return[4]
Based on net asset value	(0.82)%	3.31%	4.39%	2.79%[5]

Ratios to Average Net Assets
Total expenses[6]	2.72%	2.63%	2.50%	2.66%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	2.72%	2.63%	2.48%	2.66%[7,8]

Total expenses after fees waived and/or reimbursed[6]	2.72%	2.62%	2.47%	2.40%[8]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	2.07%	2.05%	2.12%	2.14%[8]

Net investment income (loss)[6]	1.64%	0.76%	0.39%	(0.16)%[8]

Supplemental Data
Net assets, end of period (000)	$342,148	$390,031	$156,619	$13,132

Portfolio turnover rate	211%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period September 30, 2011[1] to July 31, 2012
	2015	2014	2013
Investments in underlying funds	—	0.05%	—	—

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.66%.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	79

Consolidated Financial Highlights	BlackRock Macro Themes Fund

	Period December 4, 2014[1] to July 31, 2015
	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income (loss)[2]	0.03	0.01	(0.04)
Net realized and unrealized loss	(0.01)	(0.01)	(0.01)

Net increase (decrease) from investment operations	0.02	—	(0.05)

Distributions from net investment income	(0.01)	(0.01)	(0.00)[3]

Net asset value, end of period	$10.01	$9.99	$9.95

Total Returns[4,5,6]
Based on net asset value	0.23%	0.00%	(0.49)%

Ratios to Average Net Assets
Total expenses[7,8]	2.72%	3.28%	4.02%

Total expenses after fees waived and/or reimbursed[8,9]	1.20%	1.45%	2.20%

Net investment income (loss)[8,9]	0.41%	0.16%	(0.59)%

Supplemental Data
Net assets, end of period (000)	$29,991	$26	$25

Portfolio turnover rate	68%	68%	68%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]

For financial reporting purposes, the market value of a variance swap was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance presented herein are different than the information previously published on July 31, 2015.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 2.87%, 3.44% and 4.18%, respectively.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period December 4, 2014[1] to July 31, 2015
Investments in underlying funds	0.10%

[9]	Annualized.

See Notes to Financial Statements.

80	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Commodity Strategies Fund	Commodity Strategies	Non-diversified
BlackRock Global Long/Short Credit Fund	Global Long/Short Credit	Diversified
BlackRock Macro Themes Fund	Macro Themes	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Commodity Strategies and Macro Themes include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (“Cayman Commodity Strategies”) and BlackRock Cayman Macro Themes Fund, Ltd. (“Cayman Macro Themes”) (the “Subsidiaries”), respectively, which are wholly owned subsidiaries of each respective Fund and primarily invest in commodity-related instruments and/or other derivatives. The Subsidiaries enable the Funds to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its respective Subsidiary. The accompanying Consolidated Schedules of Investments and consolidated financial statements of each Fund include the positions and accounts, respectively, of its Subsidiary. The net assets of Cayman Commodity Strategies at July 31, 2015 were $1,980,006 representing 0.5% of Commodity Strategies’ consolidated net assets. The net assets of Cayman Macro Themes at July 31, 2015 were $6,565,689 representing 21.9% of Cayman Macro Themes’ consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds, except that the Subsidiaries may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of Cayman Macro Themes included in the consolidated financial statements:

Consolidated Statements of Assets and Liabilities

Total assets	$6,580,930
Total liabilities	(15,241)

Net assets	$6,565,689

Consolidated Statements of Operations

Net investment income	$1,282
Net realized gain (loss) from:
Investments - unaffiliated	(792,467)
Financial futures contracts	34,711
Foreign currency transactions	(73,253)
Options written	556,610
Swaps	489,441

215,042

BLACKROCK FUNDS	JULY 31, 2015	81

Notes to Financial Statements (continued)

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated	$(211,150)
Financial futures contracts	(7,428)
Foreign currency transactions	417
Options written	176,841
Swaps	186,050

144,730

Net realized and unrealized gain (loss)	359,772

Net increase in net assets resulting from operations	$361,054

Consolidated Statements of Changes in Net Assets

Net investment income	$1,282
Net realized gain	215,042
Net change in unrealized appreciation (depreciation)	144,730

Net increase in net assets resulting from operations	$361,054

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, swaps or short sales), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiaries are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiaries in any taxable year, the loss will generally not be available to offset Commodity Strategies’ or Macro Themes’ ordinary income and/or capital gains, as applicable, for that year.

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Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Macro Themes were expensed by Macro Themes and reimbursed by the Manager. The Manager reimbursed Macro Themes, which is shown as expenses reimbursed by Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or their classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Credit-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes daily credit curves and valuation models that incorporate a number of market data factors, such as the performance of reference entities, trades and price of the underlying reference instruments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the

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parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for

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disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as level 3. The fair value hierarchy for each Fund’s investments and derivative instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies

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or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Funds may not fully recoup their initial investment in IOs.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Commodity-Linked Notes: Certain Funds may invest in commodity-linked notes to provide exposure to the investment returns of the commodities markets, without investing directly in commodities. In a commodity-linked note, the Funds purchase a note and, in return, the issuer typically provides for an interest payment and a principal payment at maturity linked to the price movement of the underlying commodity index less an agreed-upon fee. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. In addition to credit, interest rate and counterparty risk typically associated with traditional debt investments, commodity-linked notes are subject to risks affecting the underlying commodity index. The value of the commodity-linked notes may fluctuate by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The commodity-linked notes have an automatic redemption feature if the underlying index declines from the original trade date by the amount specified in the agreement. The Funds have the option to request prepayment from the issuer at any time. The value of the commodity-linked note, which is marked-to-market daily, is recorded on the Statements of Assets and Liabilities. The daily change in value, including any fees to be paid, is included in net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Interest accruals are included in interest income on the Statements of Operations. The Funds realize a gain or loss when a commodity-linked note is sold or matures.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate

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offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

When the Funds purchase a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of July 31, 2015, Global Long/Short Credit had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Balance	Value	Unrealized Depreciation
Telenet International Finance S.A., Term Loan AA	$9,610,000	$9,563,150	$9,546,286	$(16,864)

Borrowed Bond Agreements: Certain Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Funds at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Funds may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Funds receive cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, The Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Funds suffer a loss on its investment of the transaction proceeds from a reverse repurchase agreements, the Funds would still be required to pay the full repurchase price. Further, the Funds remain subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Funds would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest

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Notes to Financial Statements (continued)

expense in the Statements of Operations. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

For the year ended July 31, 2015, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Global Long/Short Credit were $198,646,767 and 0.15%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With borrowed bond agreements and reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of July 31, 2015, the following table is a summary of Global Long/Short Credit’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Net Collateral (Received) Pledged	Net Exposure Due (to)/from Counterparty[3]
Barclays Bank PLC	$2,487,189	—	$(2,643,330)	$(156,141)	—	—	—	—	$(156,141)
Barclays Capital, Inc.	214,926,327	—	(211,152,099)	3,774,228	—	$(3,774,228)	—	$(3,774,228)	—
BNP Paribas Securities Corp.	183,226,306	—	(184,274,420)	(1,048,114)	—	—	$719,402	719,402	(328,712)
Citigroup Global Markets, Inc.	190,992,125	—	(187,781,039)	3,211,086	—	(3,211,086)	—	(3,211,086)	—
Credit Suisse Securities (USA) LLC	28,348,280	—	(28,418,526)	(70,246)	—	—	—	—	(70,246)
Deutsche Bank Securities, Inc.	56,835,371	—	(57,342,484)	(507,113)	—	—	—	—	(507,113)
J.P. Morgan Securities LLC	204,471,582	$(83,164,456)	(201,194,150)	(79,887,024)	—	(4,398,000)	83,350,052	78,952,052	(934,972)
J.P. Morgan Securities PLC	28,020,870	—	(27,308,108)	712,762	—	—	—	—	712,762
JPMorgan Chase Bank N.A.	2,725,117	—	(2,541,172)	183,945	—	—	—	—	183,945
Merrill Lynch, Pierce, Fenner & Smith, Inc.	165,261,707	—	(165,483,199)	(221,492)	—	—	—	—	(221,492)
Morgan Stanley & Co. International PLC	15,013,222	—	(14,292,886)	720,336	—	—	—	—	720,336
RBC Capital Markets LLC	193,302,965	(38,605,275)	(192,058,112)	(37,360,422)	$(3,681,226)	—	40,817,109	37,135,883	(224,539)

Total	$1,285,611,061	$(121,769,731)	$(1,274,489,525)	$(110,648,195)	$(3,681,226)	$(11,383,314)	$124,886,563	$109,822,023	$(826,172)

[1]	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $9,946,031 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

When the Funds enter into an MRA and an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or Master Securities Lending Agreements (each, an “MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Funds from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Funds by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Funds use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Funds obligation to repurchase the securities.

88	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements (continued)

Short Sales (Borrowed Bonds): Certain Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

Short Sales (Investments Sold Short): Certain Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short from a broker/ counterparty and deliver the security to the purchaser. To close out a short position, the Funds deliver the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds maintain a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. The Funds may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Funds are required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statements of Operations. The Funds may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds, or excess collateral is returned by the Funds, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedule of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

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Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under MSLA which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of July 31, 2015, the following table is a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$1,059,689	$(1,059,689)	—
JP Morgan Securities LLC	746,299	(746,299)	—

Total	$1,805,988	$(1,805,988)	—

[1]

Collateral with a value of $2,239,796 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Funds could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts or interest rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at

90	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements (continued)

the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

BLACKROCK FUNDS	JULY 31, 2015	91

Notes to Financial Statements (continued)

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities. Under the terms of an agreement, the swap is designed to function as a portfolio of direct investments in long and short equity. This means that each Fund has the ability to trade in and out of long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio. A change in the market value of a total return swap is included in change in unrealized appreciation (depreciation) on swaps in the Statements of Operations. Positions within the swap are reset periodically, and financing fees are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing fees become available for cash settlement between the Funds and the swap counterparty. The amounts that are available for cash settlement are included in realized gains (losses) on swaps in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an ISDA Master Agreement between the Funds and the counterparty. Certain swaps have no stated expiration and can be terminated by either party at any time.

•

Variance Swap Agreements — Certain Funds enter into variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, each Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, each Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. For OTC options purchased, the Funds bear the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligates the Funds, and not the counterparty, to perform, though the Funds may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

92	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements (continued)

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an ISDA Master Agreement or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements. The result would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and their counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from its counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreements with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Commodity Strategies	Global Long/Short Credit	Macro Themes

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	1.15%	0.95%	0.85%
$1 Billion - $3 Billion	1.08%	0.89%	0.80%
$3 Billion - $5 Billion	1.04%	0.86%	0.77%
$5 Billion - $10 Billion	1.00%	0.83%	0.74%
Greater than $10 Billion	0.98%	0.81%	0.72%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statements of Operations.

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Notes to Financial Statements (continued)

However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the year ended July 31, 2015, the Manager waived $5,846, $208,374 and $2,255 for Commodity Strategies, Global Long/Short Credit and Macro Themes, respectively.

For Commodity Strategies and Macro Themes, the Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, Commodity Strategies and Macro Themes pay the Manager based on the Funds’ net assets, which includes the assets of the Subsidiaries.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Global Long/Short Credit, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and a Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the period ended July 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total

Commodity Strategies	$35,811	$71,197	$107,008
Global Long/Short Credit	$2,953,975	$3,747,789	$6,701,764
Macro Themes	$41	$163	$204

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2015, Global Long/Short Credit paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total

Global Long/Short Credit	$237,820	$131	$74	$238,025

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total

Commodity Strategies	$ 1,394	$1,329	$ 358	$ 3,081
Global Long/Short Credit	$14,183	$9,178	$4,602	$27,963

For the period ended July 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total

Commodity Strategies	$45,262	$41,118	$12,883	$99,263
Global Long/Short Credit	$4,433,960	$1,138,848	$303,676	$5,876,484
Macro Themes	$258	$52	$52	$362

94	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements (continued)

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below. In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% for Commodity Strategies and Macro Themes and 0.15% for Global Long/Short Credit of the average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee

First $500 Million	0.425%
$500 Million - $1 Billion	0.040%
$1 Billion - $2 Billion	0.038%
$2 Billion - $4 Billion	0.035%
$4 Billion - $13 Billion	0.033%
Greater than $13 Billion	0.030%

Prior to January 1, 2015, BNY Mellon Investment Servicing (U.S.) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which was shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the period ended July 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Commodity Strategies	$273,789
Global Long/Short Credit	$3,077,981
Macro Themes	$12,792

For the period ended July 31, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total

Commodity Strategies	$ 86,379	$ 3,232	$ 1,601	$ 91,212
Global Long/Short Credit	$556,698	$185,931	$72,777	$815,406
Macro Themes	$ 4,022	$ 3	$ 3	$ 4,028

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Commodity Strategies[1]	1.30%	1.50%	2.25%
Global Long/Short Credit[1]	1.20%	1.40%	2.15%
Macro Themes[2]	1.20%	1.45%	2.20%

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2015 unless approved by the Board, including a majority of the independent Trustees.

[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2016 unless approved by the Board, including a majority of the independent Trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the period ended

BLACKROCK FUNDS	JULY 31, 2015	95

Notes to Financial Statements (continued)

July 31, 2015, the Manager waived $187,877 and $164,531 of investment advisory fees for Commodity Strategies and Macro Themes, respectively, which is included in fees waived by Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Total

Commodity Strategies	—	$3,232	$1,601	$4,833
Global Long/Short Credit	—	$4,992	—	$4,992
Macro Themes	$3,252	$ 3	$ 3	$3,258

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Total

Commodity Strategies	—	$1,329	$358	$1,687
Macro Themes	$5	$ 2	$ 2	$ 9

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Total

Commodity Strategies	—	$39,256	$12,410	$51,666
Macro Themes	$135	$ 48	$ 47	$ 230

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended July 31, 2015, the Manager recouped waivers and/or reimbursements previously recorded of $14,806 for Global Long/Short Credit Investor A Shares.

On July 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires July 31,

	2016	2017

Commodity Strategies
Fund Level	$172,275	$187,877
Investor A	$43,837	$43,817
Investor C	$13,297	$14,369
Global Long/Short Credit
Investor A	—	$4,992
Macro Themes
Fund Level	—	$225,228
Institutional	—	$3,392
Investor A	—	$53
Investor C	—	$52

The following Fund level and class specific waivers and/or reimbursements previously recorded by Commodity Strategies, which were subject to recoupment by the Manager, expired on July 31, 2015:

Fund Level	Investor A	Investor C
$269,119	$31,851	$12,821

For the year ended July 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Commodity Strategies	$2,976
Global Long/Short Credit	$50,102
Macro Themes	$2

96	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements (continued)

For the year ended July 31, 2015, affiliates received CDSCs as follows:

	Investor A	Investor C
Commodity Strategies	$ 1,431	$ 745
Global Long/Short Credit	$64,753	$101,992

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for Commodity Strategies, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Commodity Strategies is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by Commodity Strategies.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Commodity Strategies retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, Commodity Strategies retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, Commodity Strategies, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by Commodity Strategies is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended July 31, 2015, Commodity Strategies paid BIM $10,395 for securities lending agent services.

Commodity Strategies recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

Global Long/Short Credit may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended July 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $3,741,747 and $7,069,298, respectively.

7. Purchases and Sales:

For the period ended July 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

Purchases	Commodity Strategies	Global Long/Short Credit	Macro Themes

Non-U.S. Government Securities	$290,772,583	$7,584,147,065	$25,936,863
U.S. Government Securities	—	6,340,809,100	5,650,205

Total Purchases	$290,772,583	$13,924,956,165	$31,587,068

Sales	Commodity Strategies	Global Long/Short Credit	Macro Themes

Non-U.S. Government Securities	$220,725,146	$6,416,382,230	$6,836,099
U.S. Government Securities	—	6,542,235,783	4,110,003

Total Sales	$220,725,146	$12,958,618,013	$10,946,102

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BLACKROCK FUNDS	JULY 31, 2015	97

Notes to Financial Statements (continued)

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Commodity Strategies’ and Global Long/Short Credit’s U.S. federal tax returns remains open for each of the three years ended July 31, 2015 and the period ended July 31, 2012. The statute of limitations on Macro Themes’ U.S. federal tax return remains open for the period ended July 31, 2015. The statutes of limitations on Commodity Strategies’ and Global Long/Short Credit’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2015, the following permanent differences attributable to the accounting for swap agreements, characterization of income/losses from a wholly owned subsidiary, net paydown gains, foreign currency transactions, amortization methods on fixed income securities, the classification of investments, net operating loss and non-deductible expenses were reclassified to the following accounts:

	Commodity Strategies	Global Long/Short Credit	Macro Themes

Paid-in capital	$(2,273,306)	—	$(123,824)
Undistributed (distributions in excess of) net investment income	$625,877	$341,113,055	$882,337
Accumulated net realized gain (loss)	$1,647,429	$(341,113,055)	$(758,513)

The tax character of distributions paid was as follows:

	Commodity Strategies	Global Long/Short Credit	Macro Themes

Ordinary income
7/31/15	$89,086	$273,988,629	$40,002
7/31/14	—	$ 53,838,966	—

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

	Commodity Strategies	Global Long/Short Credit	Macro Themes

Undistributed ordinary income	—	$268,409,845	$1,003,254
Capital loss carryforwards	$(109,797,492)	(130,238,700)	(21,315)
Net unrealized gains[1]	(46,817,506)	(277,447,189)	(834,744)

Total	$(156,614,998)	$(139,276,044)	$147,195

[1]

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments, dividends recognized for tax purposes, the investment in a wholly owned subsidiary and the accounting for swap agreements.

As of July 31, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Commodity Strategies	Global Long/Short Credit	Macro Themes

No expiration date	$109,797,492	$130,238,700	$21,315

As of July 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Commodity Strategies	Global Long/Short Credit	Macro Themes

Tax cost	$396,831,473	$7,618,594,499	$29,429,851

Gross unrealized appreciation	$8,781,375	$71,749,884	$62,372
Gross unrealized depreciation	(55,597,700)	(375,005,301)	(1,334,599)

Net unrealized depreciation	$(46,816,325)	$(303,255,417)	$(1,272,227)

98	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements (continued)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Commodity Strategies invested a significant portion of its assets in securities in the materials and energy sectors. Changes in economic conditions affecting such sectors would have a greater impact on Commodity Strategies and could affect the value, income and/or liquidity of positions in such securities.

Global Long/Short Credit invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When Global Long/Short Credit concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Global Long/Short Credit invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global Long/Short Credit’s investments.

BLACKROCK FUNDS	JULY 31, 2015	99

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2015		Year Ended July 31, 2014
Commodity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	17,977,177	$149,387,904	5,519,070	$ 52,962,816
Shares issued in reinvestment of distributions	10,565	85,894	—	—
Shares redeemed	(9,881,876)	(81,650,117)	(5,026,906)	(48,055,065)

Net increase	8,105,866	$ 67,823,681	492,164	$ 4,907,751

Investor A
Shares sold	943,492	$ 7,864,459	1,040,468	$10,086,311
Shares redeemed	(1,487,782)	(12,690,947)	(769,365)	(7,276,514)

Net increase (decrease)	(544,290)	$ (4,826,488)	271,103	$ 2,809,797

Investor C
Shares sold	299,272	$ 2,368,474	215,852	$ 2,040,247
Shares redeemed	(528,146)	(4,162,032)	(381,703)	(3,556,395)

Net decrease	(228,874)	$ (1,793,558)	(165,851)	$(1,516,148)

Total Net Increase	7,332,702	$61,203,635	597,416	$ 6,201,400

Global Long/Short Credit
Institutional
Shares sold	228,253,989	$2,444,158,662	384,031,586	$4,166,759,625
Shares issued in reinvestment of distributions	15,417,114	159,875,473	1,670,787	18,154,119
Shares redeemed	(236,987,664)	(2,511,305,901)	(89,252,890)	(969,404,048)

Net increase	6,683,439	$92,728,234	296,449,483	$3,215,509,696

Investor A
Shares sold	34,051,796	$363,097,514	164,828,164	$1,776,057,015
Shares issued in reinvestment of distributions	4,692,418	48,613,450	1,569,048	17,013,161
Shares redeemed	(84,357,244)	(902,901,373)	(108,029,505)	(1,176,975,951)

Net increase (decrease)	(45,613,030)	$(491,190,409)	58,367,707	$616,094,225

Investor C
Shares sold	7,672,781	$81,545,683	24,979,292	$268,221,216
Shares issued in reinvestment of distributions	1,340,373	13,805,842	56,255	608,565
Shares redeemed	(11,923,168)	(125,387,529)	(3,990,693)	(43,022,164)

Net increase (decrease)	(2,910,014)	$(30,036,004)	21,044,854	$225,807,617

Total Net Increase (Decrease)	(41,839,605)	$(428,498,179)	375,862,044	$4,057,411,538

100	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements (concluded)

	Period from December 4, 2014[1] to July 31, 2015
Macro Themes	Shares	Amount
Institutional
Shares sold	2,996,705	$29,967,000

Net increase	2,996,705	$29,967,000

Investor A
Shares sold	2,595	$25,960

Net increase	2,595	$25,960

Investor C
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Total Net Increase	3,001,800	$30,017,960

[1]	Commencement of operations.

At July 31, 2015, shares of Macro Themes owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Institutional	Investor A	Investor C
2,995,000	2,500	2,500

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JULY 31, 2015	101

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Commodity Strategies Fund, BlackRock Global Long/Short Credit Fund and BlackRock Macro Themes Fund:

In our opinion, the accompanying statements of assets and liabilities (consolidated statements of assets and liabilities for BlackRock Commodity Strategies Fund and Blackrock Macro Themes Fund), including the schedules of investments (consolidated schedules of investments for BlackRock Commodity Strategies Fund and Blackrock Macro Themes Fund), and the related statements of operations (consolidated statements of operations for BlackRock Commodity Strategies Fund and BlackRock Macro Themes Fund), and of changes in net assets (consolidated changes in net assets for BlackRock Commodity Strategies Fund and BlackRock Macro Themes Fund) and the financial highlights (consolidated financial highlights for BlackRock Commodity Strategies Fund and BlackRock Macro Themes Fund) present fairly, in all material respects, the financial position of Blackrock Commodity Strategies Fund, BlackRock Global Long/Short Credit Fund and BlackRock Macro Themes Fund (three of the funds constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) at July 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 28, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended July 31, 2015:

	Payable Date	Commodity Strategies	Global Long/Short Credit	Macro Themes
Qualified Dividend Income for Individuals[1]	12/18/14	100.00%	—	—
	12/23/14	—	3.78%	—
	12/31/14	—	—	11.23%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	12/18/14	100.00%	—	—
	12/31/14	—	—	10.96%
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents[2]	12/23/14	—	27.86%	—
Federal Obligation Interest[3]	12/23/14	—	3.30%	—

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

102	BLACKROCK FUNDS	JULY 31, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Commodity Strategies Fund (“Commodity Strategies Fund”) and BlackRock Global Long/Short Credit Fund (“Global Long/Short Credit Fund,” and together with Commodity Strategies Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to each of Commodity Strategies Fund and Global Long/Short Credit Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BIL, the “Sub-Advisors”) with respect to Global Long/Short Credit Fund (the “BRS Sub-Advisory Agreement,” and together with the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business. With respect to funds pursuing an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the funds’ performance.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

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Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, for the Global Long/Short Credit Fund, certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and BIL with respect to each Fund and the Sub-Advisory Agreement between the Manager and BRS with respect to Global Long/Short Credit Fund, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, for the Global Long Short/Credit Fund, certain performance metrics. With respect to funds pursuing an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the funds’ performance. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each the one-year, three-year and since-inception periods reported, Commodity Strategies Fund ranked in the first quartile against its Lipper Performance Universe.

The Board noted that for the one-year, three-year and since-inception periods reported, Global Long/Short Credit Fund ranked in the third, second and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, underperformance was primarily generated by the Fund’s neutral duration stance and long credit positioning over the one-year period given falling interest rates and multiple credit spread widening environments for credit markets. The Board also noted a comparison of Fund performance relative to certain other performance metrics that reflect the Fund’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Fund’s objective.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that Commodity Strategies Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board determined that the Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Fund’s Expense Peers.

The Board noted that Global Long/Short Credit Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental customized peer group consisting of funds that are generally similar to Global Long/Short Credit Fund.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and BIL with respect to each Fund and the Sub-Advisory Agreement between the Manager and BRS with respect to Global Long/Short Credit Fund, each for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 158 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 158 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 158 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 234 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 158 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; President London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 158 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 158 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 158 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 158 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 158 Portfolios	None

108	BLACKROCK FUNDS	JULY 31, 2015

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 158 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 158 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 158 Portfolios	None

[1]   The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustee[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	109 RICs consisting of 234 Portfolios	None
[4] Ms. Novick is an “interested person,” as defined in the 1940 Act, of the Trust based on her positions with BlackRock and its affiliates.

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Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited[1] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809
[1] For Global Long/Short Credit.

110	BLACKROCK FUNDS	JULY 31, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

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Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	JULY 31, 2015	111

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

112	BLACKROCK FUNDS	JULY 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSGLSCMT-7/15-AR

JULY 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Short Obligations Fund

▶   BlackRock Ultra-Short Obligations Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up instructions

2	BLACKROCK FUNDS	JULY 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended July 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. As U.S. growth picked up considerably in the fourth quarter of 2014, the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite uncertainty as to when the Federal Reserve (the “Fed”) would raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path, although meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse and investors feared the consequences should Greece leave the eurozone. Adding to global worries was a massive correction in Chinese equity prices despite policymakers’ attempts to stabilize the market. As these concerns abated in the later part of July, developed markets rebounded with the help of solid corporate earnings. Emerging markets, however, continued to slide as Chinese equities remained highly volatile and growth estimates for many emerging economies were revised lower. Bond markets moved back into positive territory as softer estimates for global growth and the return of falling commodity prices caused yields to move lower.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.55%	11.21%
U.S. small cap equities (Russell 2000® Index)	6.98	12.03
International equities (MSCI Europe, Australasia, Far East Index)	7.19	(0.28)
Emerging market equities (MSCI Emerging Markets Index)	(4.76)	(13.38)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.00	0.01
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(3.64)	5.32
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	(1.47)	2.82
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.97)	3.50
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.27	0.37

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2015	BlackRock Short Obligations Fund

Investment Objective

BlackRock Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2015, the Fund outperformed its benchmark, the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s relative outperformance was attributable to its overweight position within credit sectors relative to the benchmark. The Fund also benefited from its allocation in floating rate securities over the 12-month period.

•	The Fund’s slight duration underweight (lesser sensitivity to changes in interest rates) relative to the benchmark over the 12-month period detracted from performance.

Describe recent portfolio activity.

•	Over the period, the Fund’s duration was allowed to become shorter as existing holdings moved close to maturity, in anticipation of higher short-term interest rates.

Describe Fund positioning at period end.

•

In addition to the Fund’s duration being passively reduced, the Fund continued to add exposure to floating rate securities, as well as limited fixed rate exposure to short sectors of the yield curve only.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Corporate Bonds	50%
Commercial Paper	36
Repurchase Agreements	7
Asset-Backed Securities	4
Certificates of Deposit	3

Maturity Breakdown	Percent of Net Assets
1-7 days	9%
8-14 days	9
15-30 days	6
31-60 days	11
61-90 days	9
91-120 days	4
121-150 days	1
> 150 days	51

4	BLACKROCK FUNDS	JULY 31, 2015

BlackRock Short Obligations Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. BlackRock and Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest in U.S. dollar denominated investment grade and short-term fixed and floating rate debt securities maturing in three years or less (with certain exceptions) and will maintain a dollar-weighted average maturity of 180 days or less and a dollar-weighted average life of 365 days or less.

[3]	An unmanaged index that tracks 6-Month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2015

				Average Annual Total Returns
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	1 Year	Since Inception[6]
BlackRock	0.65%	(0.03)%	0.30%	0.47%	0.55%
Institutional	0.63	(0.01)	0.20	0.45	0.47
BofA Merrill Lynch 6-Month U.S. Treasury Bill Index	—	—	0.07	0.15	0.16

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
BlackRock Short Obligations Fund
BlackRock	$1,000.00	$1,003.00	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
Institutional	$1,000.00	$1,002.00	$0.65	$1,000.00	$1,024.15	$0.65	0.13%

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 365.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2015	5

Fund Summary as of July 31, 2015	BlackRock Ultra-Short Obligations Fund

Investment Objective

BlackRock Ultra-Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2015, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s relative outperformance was attributable to its overweight position within credit sectors relative to the benchmark. The Fund also benefited from its allocation in floating rate securities over the 12-month period.

•	The Fund’s slight duration underweight (lesser sensitivity to changes in interest rates) relative to the benchmark over the 12-month period detracted from performance.

Describe recent portfolio activity.

•	Over the period, the Fund’s duration was allowed to become shorter as existing holdings moved close to maturity, in anticipation of higher short-term interest rates.

Describe Fund positioning at period end.

•

In addition to the Fund’s duration being passively reduced, the Fund continued to add exposure to floating rate securities, as well as limited fixed rate exposure to short sectors of the yield curve only

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Corporate Bonds	64%
Commercial Paper	18
Repurchase Agreements	8
Certificates of Deposit	7
U.S. Treasury Obligations	3

Maturity Breakdown	Percent of Net Assets
1-7 days	5%
8-14 days	8
15-30 days	8
31-60 days	14
61-90 days	4
91-120 days	16
121-150 days	1
> 150 days	44

6	BLACKROCK FUNDS	JULY 31, 2015

BlackRock Ultra-Short Obligations Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. BlackRock and Institutional Shares do not have a sales charge.

[2]	The Fund invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2015

				Average Annual Total Returns
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	1 Year	Since Inception[6]
BlackRock	0.56%	(0.06)%	0.21%	0.40%	0.37%
Institutional	0.54	(0.06)	0.20	0.37	0.33
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.00	0.01	0.05

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
BlackRock Ultra-Short Obligations Fund
BlackRock	$1,000.00	$1,002.10	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
Institutional	$1,000.00	$1,002.00	$0.65	$1,000.00	$1,024.15	$0.65	0.13%

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 365.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2015	7

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to July 9, 2013, BlackRock Short Obligations and BlackRock Ultra-Short Obligations Funds’ Institutional Shares performance results are those of BlackRock Shares restated to reflect Institutional Shares fees. On September 1, 2015, all issued and outstanding BlackRock Shares of BlackRock Short Obligations and BlackRock Ultra-Short Obligations Funds were re-designated to Class K Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of these distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of the agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2015 and held through July 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other Funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock Short Obligations Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
CarMax Auto Owner Trust:
0.46%, 4/17/17	$73	$73,468
0.82%, 6/15/18	250	250,147
CNH Equipment Trust:
0.48%, 8/15/17	66	66,350
0.84%, 8/15/18	250	249,756
Honda Auto Receivables Owner Trust:
0.41%, 9/21/16	61	60,989
0.69%, 8/21/17	250	249,953
Hyundai Auto Receivables Trust:
0.46%, 1/16/17	34	34,032
0.69%, 4/15/18	250	249,974
Mercedes-Benz Auto Lease Trust, 0.48%, 6/15/16	57	57,302
Nissan Auto Receivables Owner Trust, 0.67%, 9/15/17	250	249,672
Volkswagen Auto Loan Enhanced Trust, 0.42%, 3/20/17	87	86,980
Volkswagen Credit Auto Master Trust, 0.54%, 7/22/19 (a)(b)	100	99,857
Total Asset-Backed Securities — 3.3%		1,728,480

Corporate Bonds
Aerospace & Defense — 0.6%
The Boeing Co., 0.42%, 10/30/17 (b)	300	299,167
Automobiles — 6.6%
Daimler Finance North America LLC:
2.63%, 9/15/16 (a)	1,110	1,127,113
2.95%, 1/11/17 (a)	750	766,564
Volkswagen International Finance NV:
2.88%, 4/01/16 (a)	500	507,131
0.72%, 11/18/16 (a)(b)	1,000	1,001,511

		3,402,319
Banks — 16.3%
Australia & New Zealand Banking Group Ltd., 0.66%, 1/10/17 (a)(b)	250	250,257
Bank of Tokyo-Mitsubishi UFJ Ltd.:
2.45%, 9/11/15 (a)	400	400,766
1.00%, 2/26/16 (a)	500	500,120
Banque Federative du Credit Mutuel SA, 1.14%, 1/20/17 (a)(b)	500	502,907
BP Capital Markets PLC:
0.70%, 11/07/16 (b)	1,250	1,251,557
0.63%, 2/10/17 (b)	250	249,621
BPCE S.A., 1.13%, 2/10/17 (b)	250	251,161
ING Bank NV, 0.62%, 1/04/16 (a)(b)	250	250,078
JPMorgan Chase & Co., 3.45%, 3/01/16	750	761,174
Macquarie Bank Ltd.:
0.74%, 6/15/16 (a)(b)	275	275,328
0.93%, 10/27/17 (a)(b)	250	249,630
National Australia Bank Ltd., 0.85%, 7/25/16 (b)	265	266,004
Rabobank Nederland, New York, 0.62%, 4/28/17 (b)	500	500,177
Suncorp Metway Ltd., 0.75%, 5/23/16 (a)(b)	500	500,000

Corporate Bonds	Par (000)	Value
Svenska Handelsbanken AB:
0.73%, 3/21/16 (b)	$500	$501,021
0.75%, 9/23/16 (b)	250	250,631
Toronto-Dominion Bank, 2.38%, 10/19/16	500	508,889
UBS AG, Stamford, 0.78%, 9/26/16 (b)	500	500,547
Westpac Banking Corp., 3.00%, 8/04/15	500	500,000

		8,469,868
Beverages — 1.5%
Anheuser-Busch Inbev Finance, Inc., 1.13%, 1/27/17	250	250,640
Sabmiller Holdings, Inc., 2.45%, 1/15/17 (a)	500	508,469

		759,109
Biotechnology — 1.9%
Amgen, Inc., 0.66%, 5/22/17 (b)	1,000	998,718
Consumer Finance — 0.2%
American Express Credit Corp., 2.75%, 9/15/15	125	125,319
Diversified Financial Services — 1.1%
Shell International Finance BV, 0.48%, 11/15/16 (b)	375	375,471
Toyota Motor Credit Corp., 0.44%, 9/18/15 (b)	200	200,036

		575,507
Diversified Telecommunication Services — 5.7%
AT&T, Inc.:
0.67%, 2/12/16 (b)	500	499,624
0.90%, 2/12/16	700	700,109
2.95%, 5/15/16	290	294,350
Deutsche Telekom International Finance BV, 5.75%, 3/23/16	250	257,485
Verizon Communications, Inc.:
1.82%, 9/15/16 (b)	1,000	1,011,524
2.50%, 9/15/16	166	168,559

		2,931,651
Food & Staples Retailing — 0.6%
CVS Health Corp., 1.20%, 12/05/16	300	300,804
Food Products — 0.5%
General Mills, Inc., 0.59%, 1/29/16 (b)	250	249,831
Health Care Equipment & Supplies — 2.9%
Baxter International, Inc.:
0.95%, 6/01/16	520	519,889
1.85%, 1/15/17	1,000	1,008,010

		1,527,899
Health Care Providers & Services — 1.4%
Principal Life Global Funding II, 0.65%, 5/27/16 (a)(b)	500	500,919
Unitedhealth Group, Inc., 1.45%, 7/17/17	250	250,681

		751,600
Insurance — 1.2%
Prudential Financial, Inc., 4.75%, 9/17/15	600	602,855
Internet & Catalog Retail — 0.7%
Amazon.Com, Inc., 0.65%, 11/27/15	360	360,086

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	9

Schedule of Investments (continued)	BlackRock Short Obligations Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Machinery — 0.5%
Caterpillar Financial Services Corp., 1.00%, 3/03/17	$250	$249,805
Manufacturing — 1.4%
Cooper US, Inc., 2.38%, 1/15/16	250	251,893
Tyco Electronics Group SA, 0.49%, 1/29/16 (b)	500	499,759

		751,652
Metals & Mining — 1.0%
Rio Tinto Finance USA PLC, 1.12%, 6/17/16 (b)	500	500,627
Oil, Gas & Consumable Fuels — 2.6%
Devon Energy Corp., 0.74%, 12/15/15 (b)	250	249,838
Enterprise Products Operating LLC, 1.25%, 8/13/15	575	575,045
Total Capital Canada Ltd., 0.67%, 1/15/16 (b)	300	300,453
TransCanada Pipelines Ltd., 0.96%, 6/30/16 (b)	250	250,302

		1,375,638
Pharmaceuticals — 1.0%
Bayer AG, 0.53%, 10/07/16 (a)(b)	250	250,203
Merck & Co., Inc., 0.40%, 2/10/17 (b)	250	249,942

		500,145
Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc., 0.35%, 5/05/17 (b)	1,000	999,824
Wireless Telecommunication Services — 0.5%
America Movil Sab de CV, 2.38%, 9/08/16	250	253,225
Total Corporate Bonds — 50.1%		25,985,649
Total Long-Term Investments (Cost — $27,721,644) — 53.4%		27,714,129

Short-Term Securities
Certificates of Deposit
Yankee (c) — 2.9%
Credit Suisse, New York:
0.60%, 8/24/15 (b)	250	250,019
0.69%, 12/07/15 (b)	500	500,077
0.64%, 4/29/16 (b)	500	499,963
Mitsubishi UFJ Trust and Bank Corp., 0.75%, 4/08/16	250	250,333
Total Certificates of Deposit — 2.9%		1,500,392

Commercial Paper (d)
Autozone, Inc., 0.39%, 8/14/15	623	622,942
Cancara Asset Securitisation LLC, 0.25%, 10/01/15	2,000	1,999,225
Deutsche Telekom AG, 0.50%, 8/03/15	1,100	1,099,978
Dominion Resources, Inc., 0.39%, 8/17/15	1,750	1,749,799
Duke Energy Corp.:
0.57%, 8/05/15	600	599,980
0.45%, 10/01/15 (a)	650	649,661
Enbridge, Inc., 0.67%, 8/07/15	1,000	999,953

Commercial Paper	Par (000)	Value
Hyundai Capital America:
0.55%, 8/24/15	$680	$679,884
0.57%, 8/24/15	250	249,957
0.47%, 8/26/15 (a)	425	424,920
0.82%, 1/19/16	1,050	1,047,697
Lyondellbasell Investment LLC:
0.33%, 8/04/15	1,000	999,973
0.32%, 8/11/15	300	299,978
Mondelez International, Inc.:
0.48%, 8/11/15 (a)	1,115	1,114,918
0.51%, 9/24/15	250	249,888
Nissan Motor Acceptance Corp., 0.36%, 9/11/15	2,000	1,999,351
Omnicom Capital, Inc., 0.47%, 8/12/15	2,000	1,999,840
Unitedhealth Group, Inc., 0.42%, 10/05/15	2,000	1,998,981
Total Commercial Paper — 36.2%		18,786,925

Money Market Funds — 0.1%	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (e)(f)	47,370	47,370

Repurchase Agreements	Par (000)
Barclays Capital, Inc., 0.81%, 11/16/15 (Purchased on 5/18/15 to be repurchased at $753,071, collateralized by various corporate/debt obligation, 2.55% to 13.00% due from 9/18/15 to 4/01/44, aggregate original par and fair value of $1,210,685 and $899,381, respectively)	750	751,171
Barclays Capital, Inc., 0.81%, 11/16/15 (Purchased on 6/02/15 to be repurchased at $752,818, collateralized by various corporate/debt obligation, 6.75% to 11.00% due from 9/01/17 to 5/01/23, aggregate original par and fair value of $1,385,966 and $900, 001, respectively)	750	751,171
Total Value of Barclays Capital, Inc. (Collateral value of $1,799,382)		1,502,342

See Notes to Financial Statements.

10	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Short Obligations Fund
(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.68%, 9/14/15 (g) (Purchased on 6/02/15 to be repurchased at $1,001,964, collateralized by corporate/debt obligation, 1.69% due at 10/25/37, original par and fair value of $1,533,680 and $1,250,000, respectively)	$1,000	$1,001,802
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (Collateral value of $1,250,000)		1,001,802
Mizuho Securities USA, Inc., 1.16%, 8/03/15 (g) (Purchased on 3/04/13 to be repurchased at $257,105, collateralized by corporate/debt obligation, 1.89% due at 5/01/27, original par and fair value of $268,253 and $267,500, respectively)	250	250,000
Total Value of Mizuho Securities USA, Inc. (Collateral value of $267,500)		250,000

Repurchase Agreements	Par (000)	Value
Wells Fargo Securities LLC, 0.53%, 9/17/15 (Purchased on 6/23/15 to be repurchased at $1,001,266, collateralized by corporate/debt obligation, 1.78% due at 4/26/26, original par and fair value of $1,080,266 and $1,070,000, respectively)	$1,000	$1,000,367
Total Value of Wells Fargo Securities LLC (Collateral value of $1,070,000)		1,000,367
Total Repurchase Agreements — 7.3%		3,754,511
Total Short-Term Securities (Cost — $24,081,420) — 46.5%		24,089,198
Total Investments (Cost — $51,803,064) — 99.9%		51,803,327
Other Assets Less Liabilities — 0.1%		39,116

Net Assets — 100.0%		$51,842,443

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer is a U.S. branch of a foreign domiciled bank.

(d)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(e)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity (Shares)	Shares Held at July 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	47,370	47,370	$80

(f)	Represents the current yield as of report date.

(g)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	11

Schedule of Investments (concluded)	BlackRock Short Obligations Fund

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$27,214,129	$500,000	$27,714,129
Short-Term Securities	$47,370	24,041,828	—	24,089,198
Total	$47,370	$51,255,957	$500,000	$51,803,327

[1]	See above Schedule of Investments for values in each security type.

During the year ended July 31, 2015, there were no transfers between level 1 and level 2.

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock Ultra-Short Obligations Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Automobiles — 2.0%
Volkswagen Group of America Finance LLC, 0.50%, 5/23/16 (a)(b)	$600	$599,593
Banks — 34.8%
Bank of America Corp.:
3.70%, 9/01/15	590	591,252
1.80%, 4/27/16 (b)	500	502,559
Bank of Tokyo-Mitsubishi UFJ Ltd.:
2.45%, 9/11/15 (a)	750	751,436
0.73%, 2/26/16 (a)(b)	270	270,192
BNP Paribas S.A., 0.59%, 11/07/15 (b)	900	900,433
BPCE S.A., 1.55%, 4/25/16 (b)	1,000	1,006,052
Credit Agricole S.A., 1.63%, 4/15/16 (a)	500	501,880
Credit Industriel et Commercial, New York, 0.57%, 1/15/16	600	600,485
Credit Suisse New York, 0.59%, 3/11/16 (b)	750	749,543
Deutsche Bank AG London, 3.25%, 1/11/16	275	277,845
ING Bank NV:
2.00%, 9/25/15 (a)	200	200,390
0.62%, 1/04/16 (a)(b)	500	500,156
4.00%, 3/15/16 (a)	500	509,105
JPMorgan Chase & Co., 1.10%, 10/15/15	250	250,247
National Australia Bank Ltd., 1.60%, 8/07/15	250	250,015
Societe Generale S.A., 3.10%, 9/14/15 (a)	650	651,567
Sumitomo Mitsui Banking Corp., 0.90%, 1/18/16	250	250,192
Suncorp Metway Ltd., 0.75%, 5/23/16 (a)(b)	250	250,000
Svenska Handelsbanken AB, 0.73%, 3/21/16 (b)	435	435,888
Wells Fargo & Co., 0.49%, 10/28/15 (b)	500	500,132
Westpac Banking Corp., 3.00%, 8/04/15	500	500,000

		10,449,369
Beverages — 0.3%
PepsiCo, Inc., 0.49%, 2/26/16 (b)	100	100,109
Chemicals — 2.7%
Ecolab, Inc., 1.00%, 8/09/15	800	799,891
Consumer Finance — 5.0%
American Express Credit Corp., 0.80%, 7/29/16 (b)	1,200	1,201,651
Hyundai Capital America, 1.63%, 10/02/15	300	300,330

		1,501,981
Diversified Financial Services — 1.8%
American Honda Finance Corp., 1.00%, 8/11/15	300	300,039
Shell International Finance BV, 3.25%, 9/22/15	250	250,927

		550,966
Diversified Telecommunication Services — 5.4%
AT&T, Inc., 0.67%, 2/12/16 (b)	750	749,436
Verizon Communications, Inc., 0.70%, 11/02/15	875	874,861

		1,624,297
Food Products — 1.7%
General Mills, Inc., 0.59%, 1/29/16 (b)	500	499,663
Household Products — 1.4%
Kimberly-Clark Corp., 0.39%, 5/15/16 (b)	425	425,125
Insurance — 4.2%
Pricoa Global Funding I, 0.49%, 6/24/16 (a)(b)	500	498,685

Corporate Bonds	Par (000)	Value
Insurance (concluded)
Prudential Financial, Inc., 4.75%, 9/17/15	$750	$753,569

		1,252,254
Internet & Catalog Retail — 2.0%
Amazon.Com, Inc., 0.65%, 11/27/15	600	600,143
Machinery — 2.9%
Caterpillar Financial Services Corp., 0.52%, 2/26/16 (b)	520	520,402
PACCAR Financial Corp., 0.55%, 2/08/16 (b)	350	350,284

		870,686
Total Long-Term Investments (Cost — $19,279,726) — 64.2%		19,274,077

Short-Term Securities
Certificates of Deposit
Domestic — 0.8%
Citibank N.A., 0.43%, 8/12/15 (b)	250	249,996
Yankee (c) — 6.3%
Mitsubishi UFJ Trust and Bank Corp., 0.75%, 4/08/16	250	250,333
National Bank of Canada New York:
0.42%, 11/06/15 (b)	450	450,028
0.52%, 1/25/16 (b)	830	829,931
Natixis S.A. New York, 0.54%, 11/10/15	350	350,251
Total Certificates of Deposit — 7.1%		2,130,539

Commercial Paper
ABN AMRO Funding USA, 0.39%, 8/28/15 (d)	500	499,935
BASF SE, 0.45%, 2/09/16 (a)(d)	500	498,973
BP Capital Markets, 0.70%, 11/13/15 (a)(d)	600	599,636
Deutsche Telekom AG, 0.48%, 9/28/15 (d)	651	650,681
Duke Energy Corp., 0.35%, 8/13/15 (d)	1,000	999,913
Hyundai Capital America:
0.48%, 8/26/15 (a)(d)	258	257,951
0.49%, 9/15/15 (a)(d)	500	499,820
Macquarie Bank Ltd., 0.60%, 1/04/16 (b)	250	249,978
Omnicom Capital, Inc., 0.42%, 8/21/15 (d)	750	749,891
Societe Generale S.A., 0.74%, 3/31/16 (a)(d)	250	248,975
Total Commercial Paper — 17.5%		5,255,753

Money Market Funds — 0.0%	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (e)(f)	3,776	3,776

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes: 0.25%, 12/15/15	368	368,144

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	13

Schedule of Investments (continued)	BlackRock Ultra-Short Obligations Fund
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
0.25%, 5/15/16	$434	$433,932
Total U.S. Treasury Obligations — 2.7%		802,076

Repurchase Agreements
Barclays Capital, Inc., 0.81%, 11/16/15 (Purchased on 5/18/15 to be repurchased at $753,071, collateralized by various corporate/debt obligation, 5.57% to 13.00% due from 12/01/16 to 1/15/24, aggregate original par and fair value of $1,038,593 and $900,277, respectively)	750	751,171
Barclays Capital, Inc., 0.81%, 11/16/15 (Purchased on 6/02/15 to be repurchased at $250,939, collateralized by various corporate/debt obligation, 5.60% to 10.00% due from 12/01/16 to 4/01/44, aggregate original par and fair value of $343,631 and $294,130, respectively)	250	250,390
Total Value of Barclays Capital, Inc. (collateral value of $1,194,407)		1,001,561
Citigroup Global Markets, Inc., 0.70%, 8/03/15 (g) (Purchased on 5/26/15 to be repurchased at $500,671, collateralized by U.S. Treasury Note, 1.38% due at 3/31/20, original par and fair value of $512,200 and $510,066, respectively)	500	500,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $510,066)		500,000

Repurchase Agreements	Par (000)	Value
JPMorgan Securities LLC, 0.58%, 8/19/15 (Purchased on 5/19/15 to be repurchased at $751,112, collateralized by corporate/debt obligation, 0.40% due at 11/25/36, original par and fair value of $3,880,000 and $900,116, respectively)	$750	$750,120
Total Value of JPMorgan Securities LLC (collateral value of $900,116)		750,120
Mizuho Securities USA, Inc., 1.16%, 8/03/15 (g) (Purchased on 3/04/13 to be repurchased at $257,105, collateralized by corporate/debt obligation, 1.89% due at 5/01/27, original par and fair value of $268,253 and $267,500, respectively)	250	250,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $267,500)		250,000
Total Repurchase Agreements — 8.4%		2,501,681
Total Short-Term Securities (Cost — $10,690,302) — 35.7%		10,693,825
Total Investments (Cost — $29,970,028) — 99.9%		29,967,902
Other Assets Less Liabilities — 0.1%		39,900

Net Assets — 100.0%		$30,007,802

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer is a U.S. branch of a foreign domiciled bank.

(d)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(e)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity (Shares)	Shares Held at July 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	47,834	(44,058)	3,776	$130

(f)	Represents the current yield as of report date.

(g)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2015

Schedule of Investments (concluded)	BlackRock Ultra-Short Obligations Fund

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$19,024,077	$250,000	$19,274,077
Short-Term Securities	$3,776	10,690,049	—	10,693,825
Total	$3,776	$29,714,126	$250,000	$29,967,902

[1]	See above Schedule of Investments for values in each security type.

During the year ended July 31, 2015, there were no transfers between level 1 and level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	15

Statements of Assets and Liabilities

July 31, 2015	BlackRock Short Obligations Fund	BlackRock Ultra-Short Obligations Fund
Assets
Investments at value — unaffiliated[1]	$48,001,446	$27,462,445
Investments at value — affiliated[2]	47,370	3,776
Repurchase agreements at value[3]	3,754,511	2,501,681
Receivables:
Interest	98,680	85,989
From the Manager	14,695	8,001
Prepaid expenses	13,422	13,422

Total assets	51,930,124	30,075,314

Liabilities
Payables:
Professional fees	64,826	46,997
Income dividends	12,953	10,282
Officer’s and Trustees’ fees	1,737	1,860
Other affiliates	209	201
Other accrued expenses payable	7,956	8,172

Total liabilities	87,681	67,512

Net Assets	$51,842,443	$30,007,802

Net Assets Consist of
Paid-in capital	$51,834,709	$30,010,736
Accumulated net realized gain (loss)	7,471	(808)
Net unrealized appreciation (depreciation)	263	(2,126)

Net Assets	$51,842,443	$30,007,802

[1] Investments at cost — unaffiliated	$48,005,694	$27,466,252
[2] Investments at cost — affiliated	$47,370	$3,776
[3] Repurchase agreements at cost	$3,750,000	$2,500,000

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2015

Statements of Assets and Liabilities (concluded)

July 31, 2015	BlackRock Short Obligations Fund	BlackRock Ultra-Short Obligations Fund
Net Asset Value
BlackRock
Net assets	$41,660,363	20,008,734

Shares outstanding[4]	4,162,889	2,000,945

Net asset value	$10.01	$10.00

Institutional
Net assets	$10,182,080	$9,999,068

Shares outstanding[4]	1,018,055	1,000,000

Net asset value	$10.00	$10.00

[4] Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	17

Statements of Operations

Year Ended July 31, 2015	BlackRock Short Obligations Fund	BlackRock Ultra-Short Obligations Fund

Investment Income
Interest — unaffiliated	$200,871	$135,384
Interest — affiliated	80	130

Total Income	200,951	135,514

Expenses
Professional	126,707	108,664
Investment advisory	74,559	67,714
Registration	27,333	27,333
Printing	26,361	26,314
Administration	16,086	14,918
Administration — BlackRock	4,252	3,732
Administration — Institutional	2,214	2,210
Accounting services	7,134	7,121
Officer and Trustees	6,889	6,887
Custodian	1,053	3,263
Transfer agent — BlackRock	85	91
Transfer agent — Institutional	68	46
Miscellaneous	4,970	4,542

Total expenses	297,711	272,835
Less fees waived by the Manager	(74,559)	(67,714)
Less administration fees waived	(16,086)	(14,918)
Less administration fees waived — BlackRock	(4,226)	(3,732)
Less administration fees waived — Institutional	(3)	—
Less transfer agent fees waived — BlackRock	(30)	(35)
Less transfer agent fees reimbursed — BlackRock	(35)	(56)

Less expenses reimbursed by the Manager	(170,343)	(156,698)

Total expenses after fees waived and/or reimbursed	32,429	29,682

Net investment income	168,522	105,832

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	7,471	(808)

Net change in unrealized appreciation (depreciation)	(37,842)	(4,110)

Net realized and unrealized (loss)	(30,371)	(4,918)

Net Increase in Net Assets Resulting from Operations	$138,151	$100,914

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2015

Statements of Changes in Net Assets

	BlackRock Short Obligations Fund		BlackRock Ultra-Short Obligations Fund
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014

Operations
Net investment income	$168,522	$119,416	$105,832	$87,646
Net realized gain (loss)	7,471	1,446	(808)	430
Net change in unrealized appreciation (depreciation)	(37,842)	18,722	(4,110)	(1,054)

Net increase in net assets resulting from operations	138,151	139,584	100,914	87,022

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(113,830)	(72,341)	(68,397)	(53,281)
Institutional	(54,692)	(45,436)	(37,435)	(32,917)
Net realized gain:
BlackRock	—	(1,007)	—	(895)
Institutional	—	(632)	—	(553)

Decrease in net assets resulting from distributions to shareholders	(168,522)	(119,416)	(105,832)	(87,646)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	26,831,577	—	5,008,858	—

Net Assets
Total increase (decrease) in net assets	26,801,206	20,168	5,003,940	(624)
Beginning of year	25,041,237	25,021,069	25,003,862	25,004,486

End of year	$51,842,443	$25,041,237	$30,007,802	$25,003,862

Undistributed net investment income, end of year	—	$23,019	—	$21,102

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	19

Financial Highlights	BlackRock Short Obligations Fund

	BlackRock
			Period November 15, 2012[1] to July 31, 2013

	Year Ended July 31,
	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.02	$10.01	$ 10.00

Net investment income[2]	0.06	0.05	0.03
Net realized and unrealized gain (loss)	(0.01)	0.00 [3]	0.01

Net increase from investment operations	0.05	0.05	0.04

Distributions from:[4]
Net investment income	(0.06)	(0.04)	(0.03)
Net realized gain	—	(0.00)[5]	(0.00)[5]

Total distributions	(0.06)	(0.04)	(0.03)

Net asset value, end of period	$10.01	$10.02	$ 10.01

Total Return[6]
Based on net asset value	0.47%	0.59%	0.43%[7]

Ratios to Average Net Assets
Total expenses	0.99%	1.15%	1.00%[8,9]

Total expenses after fees waived and/or reimbursed	0.10%	0.10%	0.13%

Net investment income	0.57%	0.49%	0.46%[9]

Supplemental Data
Net assets, end of period (000)	$41,660	$15,029	$15,017

Portfolio turnover rate	68%	50%	35%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for BlackRock Shares would have been 1.00%.

[9]	Annualized.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2015

Financial Highlights (concluded)	BlackRock Short Obligations Fund

	Institutional
			Period July 9, 2013[1] to July 31, 2013

	Year Ended July 31,
	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$ 10.01	$ 10.00	$ 10.00

Net investment income[2]	0.05	0.05	0.00 [3]
Net realized and unrealized gain (loss)	(0.01)	0.00 [3]	0.00 [3]

Net increase from investment operations	0.04	0.05	0.00

Distributions from:[4]
Net investment income	(0.05)	(0.04)	(0.00)[5]
Net realized gain	—	(0.00)[5]	(0.00)[5]

Total distributions	(0.05)	(0.04)	0.00

Net asset value, end of period	$ 10.00	$ 10.01	$ 10.00

Total Return[6]
Based on net asset value	0.45%	0.56%	0.03%[7]

Ratios to Average Net Assets
Total expenses	1.02%	1.15%	1.53%[8,9]

Total expenses after fees waived and/or reimbursed	0.12%	0.13%	0.13%[9]

Net investment income	0.55%	0.46%	0.51%[9]

Supplemental Data
Net assets, end of period (000)	$10,182	$10,012	$10,004

Portfolio turnover rate	68%	50%	35%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Shares would have been 1.53%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	21

Financial Highlights	BlackRock Ultra-Short Obligations Fund

	BlackRock
			Period November 15, 2012[1] to July 31, 2013

	Year Ended July 31,
	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

Net investment income[2]	0.04	0.04	0.03
Net realized and unrealized gain[3]	0.00	0.00	0.00

Net increase from investment operations	0.04	0.04	0.03

Distributions from:[4]
Net investment income	(0.04)	(0.04)	(0.03)
Net realized gain	—	(0.00)[5]	(0.00)[5]

Total distributions	(0.04)	(0.04)	(0.03)

Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00

Total Return[6]
Based on net asset value	0.40%	0.36%	0.25%[7]

Ratios to Average Net Assets
Total expenses	1.00%	1.17%	0.99%[8,9]

Total expenses after fees waived and/or reimbursed	0.10%	0.10%	0.12%[9]

Net investment income	0.40%	0.36%	0.36%[9]

Supplemental Data
Net assets, end of period (000)	$20,009	$15,003	$15,003

Portfolio turnover rate	96%	129%	91%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for BlackRock Shares would have been 0.99%.

[9]	Annualized.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2015

Financial Highlights (concluded)	BlackRock Ultra-Short Obligations Fund

	Institutional
			Period July 9, 2013[1] to July 31, 2013

	Year Ended July 31,
	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$ 10.00	$ 10.00

Net investment income[2]	0.04	0.03	0.00 [3]
Net realized and unrealized gain[3]	0.00	0.00	0.00

Net increase from investment operations	0.04	0.03	0.00

Distributions from:[4]
Net investment income	(0.04)	(0.03)	(0.00)[5]
Net realized gain	—	(0.00)[5]	(0.00)[5]

Total distributions	(0.04)	(0.03)	0.00

Net asset value, end of period	$10.00	$ 10.00	$ 10.00

Total Return[6]
Based on net asset value	0.37%	0.34%	0.02%[7]

Ratios to Average Net Assets
Total expenses	1.02%	1.17%	1.32%[8,9]

Total expenses after fees waived and/or reimbursed	0.12%	0.13%	0.13%[9]

Net investment income	0.37%	0.33%	0.38%[9]

Supplemental Data
Net assets, end of period (000)	$9,999	$10,001	$10,001

Portfolio turnover rate	96%	129%	91%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Shares would have been 1.32%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2015	23

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Short Obligations Fund	Short Obligations	Diversified
BlackRock Ultra-Short Obligations Fund	Ultra-Short Obligations	Diversified

Each Fund offers multiple classes of shares. The BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

24	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

BLACKROCK FUNDS	JULY 31, 2015	25

Notes to Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Funds receive securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds would recognize a liability with respect to such excess collateral. The liability reflects the Funds’ obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such

26	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements (continued)

services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 billion - $3 Billion	0.24%
$3 billion - $5 Billion	0.23%
$5 billion - $10 Billion	0.22%
Greater than $10 Billion	0.21%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended July 31, 2015, the Manager reimbursed $81 and $145 for Short Obligations and Ultra-Short Obligations, respectively.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares.

Effective January 1, 2015, The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (U.S.) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended July 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Short Obligations	$13,777
Ultra-Short Obligations	$12,096

BLACKROCK FUNDS	JULY 31, 2015	27

Notes to Financial Statements (continued)

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	Short Obligations		Ultra-Short Obligations

	Contractual[1]	Voluntary[2,3]	Contractual[1]	Voluntary[2,4]

BlackRock	0.30%	0.10%	0.25%	0.10%
Institutional	0.35%	0.20%	0.30%	0.20%

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2015 unless approved by the Board, including a majority of the independent trustees, or by a vote of majority of the outstanding voting securities of the Fund.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[3]	Prior to December 17, 2012, Short Obligations had a voluntary expense cap of 0.25% and from December 17, 2012 to January 22, 2013 a voluntary expense cap of 0.18% with respect to BlackRock shares.

[4]	Prior to January 22, 2013, Ultra-Short Obligations had a voluntary expense cap of 0.18% with respect to BlackRock shares.

These amounts waived or reimbursed are included in fees waived by the Manager and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations. For the year ended July 31, 2015, the Manager waived $74,478 and $67,569 of investment advisory fees for Short Obligations and Ultra-Short Obligations, respectively, which are included in fees waived by the Manager in the Statements of Operations. The Manager reimbursed expenses for Short Obligations and Ultra-Short Obligations, respectively, which are shown as expenses reimbursed by the Manager in the Statements of Operations.

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Funds, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Funds’ investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

		Expiring July 31,
	2016		2017
Short Obligations
Fund Level	$205,526		$200,721
BlackRock	$3,826		$4,291
Institutional	—		$4
Ultra-Short Obligations
Fund Level	$222,314		$198,481
BlackRock	$3,863		$3,829

28	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements (continued)

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2015:

Short Obligations
Fund Level	$82,787
BlackRock	$4,339
Ultra-Short Obligations
Fund Level	$82,082
BlackRock	$4,341

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

For the year ended July 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	Short Obligations	Ultra-Short Obligations
Purchases	$19,945,193	$6,407,222
Sales	$13,494,452	$4,536,302

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the two years ended July 31, 2015 and the period ended July 31, 2013. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2015, the following permanent differences attributable to distributions for tax but not book were reclassified to the following accounts:

	Short Obligations	Ultra-Short Obligations
Paid in-capital	$ 24,465	$ 21,532
Undistributed net investment income	$(23,019)	$(21,102)
Accumulated net realized gain (loss)	$ (1,446)	$ (430)

The tax character of distributions paid was as follows:
	Short Obligations	Ultra-Short Obligations
Ordinary income
07/31/15	$168,522	$105,832
07/31/14	119,416	87,646

BLACKROCK FUNDS	JULY 31, 2015	29

Notes to Financial Statements (continued)

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

	Short Obligations	Ultra-Short Obligations
Undistributed ordinary income	$4,019	—
Undistributed long term capital gains	3,452	—
Capital loss carryforward	—	$ (808)
Net unrealized gains (loss)	263	(2,126)

Total	$7,734	$(2,934)

As of July 31, 2015, there were no significant differences between the book and tax components of net assets.

As of July 31, 2015, BlackRock Ultra-Short Obligations Fund had $808 of capital loss carryfoward available to offset future realized capital gains not subject to expiration.

As of July 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Short Obligations	Ultra-Short Obligations
Tax cost	$51,803,064	$29,970,028

Gross unrealized appreciation	$23,115	$6,204
Gross unrealized depreciation	(22,851)	(8,330)

Net unrealized appreciation depreciation	$263	$(2,126)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2015, the Funds invested a significant portion of its assets in securities in the financial services sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

30	BLACKROCK FUNDS	JULY 31, 2015

Notes to Financial Statements (concluded)

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2015		Year Ended July 31, 2014
Short Obligations	Shares	Amount	Shares	Amount

BlackRock
Shares sold	4,557,787	$45,623,450	—	—
Shares issued in reinvestment of dividends	2,836	28,388	—	—
Shares redeemed	(1,898,184)	(19,000,818)	—	—

Net increase	2,662,439	$26,651,020	—	—

Institutional
Shares sold	18,048	$180,486	—	—
Shares issued in reinvestment of dividends	7	71	—	—

Net increase	18,055	$180,557	—	—

Total Net Increase	2,680,494	$26,831,577	—	—

Ultra-Short Obligations
BlackRock
Shares sold	500,000	$5,000,000	—	—
Shares issued in reinvestment of dividends	885	8,858	—	—

Net increase	500,885	$5,008,858	—	—

At July 31, 2015, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Shares	Short Obligations	Ultra-Short Obligations
Institutional	1,000,000	1,000,000
BlackRock	1,500,450	1,500,060

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On September 24, 2015, the Board of Trustees of the Trust approved a proposal to close Ultra-Short Obligations to new investors and thereafter to liquidate the Fund. Effective September 28, 2015, Ultra-Short Obligations no longer accepts purchase orders from new investors. On or about November 30, 2015 (the “Liquidation Date”), all of the assets of Ultra-Short Obligations will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust.

BLACKROCK FUNDS	JULY 31, 2015	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Short Obligations Fund and BlackRock Ultra-Short Obligations Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Short Obligations Fund and BlackRock Ultra-Short Obligations Fund (two of the funds constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) at July 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 24, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended July 31, 2015.

		Short Obligations	Ultra-Short Obligations
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[1]	August 2014 - December 2014	80.25%	77.60%
	January 2015 - July 2015	49.84%	59.75%
Federal Obligation Interest[2]		—	9.15%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, during fiscal year ended July 31, 2014, Short Obligations distributed to its shareholders $417 of long-term capital gains.

32	BLACKROCK FUNDS	JULY 31, 2015

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Short Obligations Fund (“Short Obligations Fund”) and BlackRock Ultra-Short Obligations Fund (“Ultra-Short Obligations Fund,” and together with Short Obligations Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better

BLACKROCK FUNDS	JULY 31, 2015	33

Disclosure of Investment Advisory Agreement (continued)

assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objectives, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

34	BLACKROCK FUNDS	JULY 31, 2015

Disclosure of Investment Advisory Agreement (continued)

strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year and since-inception periods reported, each Fund ranked in the third quartile against its respective Lipper Performance Universe. The Board reviewed each Fund’s performance within the context of the low yield environment that has existed over the past several years.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability

BLACKROCK FUNDS	JULY 31, 2015	35

Disclosure of Investment Advisory Agreement (concluded)

reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that each Fund’s contractual management fee rate ranked in the third quartile, and that each Fund’s actual management fee rate and total expense ratio each ranked in the first quartile, relative to the respective Fund’s Expense Peers. The Board reviewed each Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that, with respect to each Fund, BlackRock has contractually and voluntarily agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

36	BLACKROCK FUNDS	JULY 31, 2015

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 158 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 158 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 158 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 234 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 158 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; President London Center for Policy Research since 2012;John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 158 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 158 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 158 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 158 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 158 Portfolios	None

BLACKROCK FUNDS	JULY 31, 2015	37

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 158 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 158 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 158 Portfolios	None

[1]     The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]      Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]     Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock(“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988

Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	109 RICs consisting of 234 Portfolios	None
[4] Ms. Novick is an “interested person,” as defined in the 1940 Act, of the Trust based on her positions with BlackRock and its affiliates.

38	BLACKROCK FUNDS	JULY 31, 2015

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.

Effective May 18, 2015, lan MacKinnon resigned as a Trustee of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS	JULY 31, 2015	39

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 537-4942; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 537-4942 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	BLACKROCK FUNDS	JULY 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	JULY 31, 2015	41

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SHORTS-7/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) and Deloitte and Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$41,000	$37,000	$0	$0	$20,000	$13,850	$0	$0
BlackRock Global Long/Short Credit Fund	$55,100	$42,500	$0	$0	$20,000	$14,600	$0	$0
BlackRock Macro Themes Fund	$30,000	N/A	$0	N/A	$20,000	N/A	$0	N/A
BlackRock Short Obligations Fund	$21,950	$21,600	$0	$0	$9,792	$9,600	$0	$0
BlackRock Ultra- Short Obligations Fund	$23,750	$23,400	$0	$0	$9,792	$9,600	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$690,757	$602,463
(c) Tax Fees[2]	$11,821,636	$12,495,765
(d) All Other Fees[3]	$404,124	$558,341

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$20,000	$13,850
BlackRock Global Long/Short Credit Fund	$20,000	$14,600
BlackRock Macro Themes Fund	$20,000	N/A
BlackRock Short Obligations Fund	$9,792	$9,600
BlackRock Ultra-Short Obligations Fund	$9.792	$9,600

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting. During the period, financial reporting controls relating to the reconciliation and valuation of certain derivative instruments were enhanced.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) – Open-End and ETF Proxy Voting Policy

(a)(5) – Global Corporate Governance and Engagement Principles

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 1, 2015